EXHIBIT 10

                                                                      EXECUTION



                                U.S. $500,000,000



                           FOURTH AMENDED AND RESTATED

                            REVOLVING LOAN AGREEMENT


                                      among


                     HEALTH AND RETIREMENT PROPERTIES TRUST,
                                              as Borrower,


                            THE LENDERS NAMED HEREIN,



                  DRESDNER KLEINWORT BENSON NORTH AMERICA LLC,
                                                as Agent,

                                       and


                              FLEET NATIONAL BANK,
                                            as Administrative Agent



                            Dated as of April 2, 1998

                                                 TABLE OF CONTENTS

SECTION                                                                                                        PAGE

SECTION 1.
DEFINITIONS.....................................................................................................  2
1.1.       Defined Terms........................................................................................  2
1.2.       Other Definitional Provisions........................................................................ 28
1.3        Certain Calculations:  Mark-to Market................................................................ 28

SECTION 2.
AMOUNT AND TERMS OF REVOLVING LOANS............................................................................. 29
2.1.       Revolving Loans...................................................................................... 29
2.2.       Notes; Maturity Date................................................................................. 31
2.3.       Procedure for Borrowing.............................................................................. 31
2.4.       Interest............................................................................................. 33
2.5.       Duration of Interest Period; Notice of
             Continuation/Conversion............................................................................ 34
2.6.       Fees................................................................................................. 36
2.7.       Termination or Reduction of Commitment............................................................... 36
2.8.       Optional Prepayments; Mandatory Prepayments.......................................................... 36
2.9.       Computation of Interest and Fees..................................................................... 38
2.10.      Payments and Currency................................................................................ 38
2.11.      Use of Proceeds...................................................................................... 40
2.12.      Increased Costs...................................................................................... 40
2.13.      Change in Law Rendering Eurocurrency Loans or Alternate
           Rate Loans Unlawful; Failure to Give Notice of
           Continuation......................................................................................... 43
2.14.      Eurocurrency Availability............................................................................ 44
2.15.      Indemnities.......................................................................................... 45

SECTION 3.
REPRESENTATIONS AND WARRANTIES.................................................................................. 46
3.1.       Financial Condition.................................................................................. 46
3.2.       No Material Adverse Effect........................................................................... 46
3.3.       Existence; Compliance with Law....................................................................... 46
3.4.       Tenant, Advisor, Credit Support Obligors; Compliance ...................................................
           with Law............................................................................................. 47
3.5.       Power; Authorization; Enforceable Obligations........................................................ 47
3.6.       No Legal Bar......................................................................................... 48
3.7.       No Material Litigation............................................................................... 48
3.8.       No Default........................................................................................... 48
3.9.       Ownership of Mortgage Interests and Property; Liens.................................................. 48
3.10.      No Burdensome Restrictions........................................................................... 50
3.11.      Taxes................................................................................................ 51
3.12.      Federal Regulations.................................................................................. 51
3.13.      Employees............................................................................................ 51
3.14.      ERISA................................................................................................ 51
3.15.      Status as REIT....................................................................................... 51
3.16.      Restrictions on Incurring Indebtedness............................................................... 51
3.17.      Subsidiaries......................................................................................... 52
3.18.      Compliance with Environmental Laws................................................................... 52
3.19.      Pollution; Hazardous Materials....................................................................... 52

                                                        -i-

3.20.      Securities Laws...................................................................................... 52
3.21.      Declaration of Trust, By-Laws, Advisory Contract, etc................................................ 52
3.22.      Disclosures.......................................................................................... 53
3.23.      Certification........................................................................................ 53
3.24.      Offering, Etc., of Securities........................................................................ 53
3.25.      Addressing the Year 2000 Issue....................................................................... 53

SECTION 4.
CONDITIONS PRECEDENT............................................................................................ 53
4.1.       Conditions to Effectiveness.......................................................................... 53
4.2.       Conditions Precedent to Loans........................................................................ 55

SECTION 5.
AFFIRMATIVE COVENANTS........................................................................................... 56
5.1.       Financial Statements................................................................................. 57
5.2.       Certificates; Other Information...................................................................... 58
5.3.       Payment of Obligations............................................................................... 59
5.4.       Conduct of Business and Maintenance of Existence..................................................... 59
5.5.       Leases and Mortgage Interests; Credit Support Agreements............................................. 59
5.6.       Maintenance of Property, Insurance................................................................... 60
5.7.       Inspection of Property; Books and Records; Discussions............................................... 60
5.8.       Notices.............................................................................................. 60
5.9.       Appraisals and Other Valuations...................................................................... 61
5.10.      Meetings............................................................................................. 61
5.11.      REIT Requirements.................................................................................... 62
5.12.      Indemnification...................................................................................... 62
5.13.      Changes in GAAP...................................................................................... 62
5.14.      Restrictions on Negative Pledges..................................................................... 63
5.15. Currency Arrangements..................................................................................... 63
5.16.      Year 2000............................................................................................ 63

SECTION 6.
NEGATIVE COVENANTS.............................................................................................. 64
6.1.       Financial Covenants.................................................................................. 64
6.2.       Restricted Payments.................................................................................. 64
6.3.       Merger; Sale of Assets; Termination and Other Actions................................................ 64
6.4.       Transactions with Affiliates......................................................................... 65
6.5.       Subsidiaries......................................................................................... 65
6.6.       Accounting Changes................................................................................... 65
6.7.       Change in Nature of Business; Location of
                  Property Interests............................................................................ 65
6.8.       Indebtedness......................................................................................... 66
6.9.       No Liens............................................................................................. 66
6.10.      Fiscal Year.......................................................................................... 66
6.11.      Chief Executive Office............................................................................... 66
6.12.      Amendment of Certain Agreements...................................................................... 67
6.13.      Payments Not to Exceed Appraised Value............................................................... 67

SECTION 7.
EVENTS OF DEFAULT............................................................................................... 67
7.1.       Events of Default.................................................................................... 67

                                                       -ii-

7.2.       Annulment of Acceleration............................................................................ 70
7.3.       Cooperation by Borrower.............................................................................. 70

SECTION 8.
THE AGENTS...................................................................................................... 70
8.1.       Appointment of Agent and Administrative Agent........................................................ 70

SECTION 9.
SUBSIDIARY GUARANTIES........................................................................................... 74
9.1        Guaranties........................................................................................... 74

SECTION 10.
GENERAL..........................................................................................................76
10.1       Choice of Law........................................................................................ 76
10.2       Submission to Jurisdiction; Waiver of Jury Trial; etc................................................ 77
10.3       Notices; Certain Payments............................................................................ 78
10.4       No Waivers; Cumulative Remedies; Entire Agreement; Headings;
                  Successors and Assigns; Counterparts; Severability............................................ 79
10.5       Survival............................................................................................. 81
10.6       Amendments and Waivers............................................................................... 81
10.7       Payment of Expenses and Taxes........................................................................ 82
10.8       Adjustments; Setoff.................................................................................. 82
10.9       Nonliability of Trustees............................................................................. 84


         EXHIBITS

                  EXHIBIT A -               FORM OF PROMISSORY NOTE
                  EXHIBIT B -               FORM OF NOTICE OF BORROWING
                  EXHIBIT C -               FORM OF NOTICE OF
                                            CONTINUATION/CONVERSION
                  EXHIBIT D -               FORM OF SUBORDINATION AGREEMENT
                  EXHIBIT E -               FORM OF ASSIGNMENT AGREEMENT



         SCHEDULES

                  Schedule 1 -              LENDERS' COMMITMENTS AND CERTAIN
                                            LENDING OFFICES
                  Schedule 2 -              PERMITTED EXCEPTIONS
                  Schedule 3 -              AMOUNTS OWED UNDER THE EXISTING
                                            LOAN AGREEMENT
                  Schedule 4 -              BORROWER'S SUBSIDIARIES
                  Schedule 5 -              MANDATORY LIQUID ASSET COSTS (FOR
                                            GBP LOANS)
                  Schedule 6 -              NON-CURRENT MORTGAGE INTEREST
                                            AGREEMENTS

                     HEALTH AND RETIREMENT PROPERTIES TRUST

              FOURTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                            DATED AS OF APRIL 2, 1998


                  This FOURTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT is dated as of April 2, 1998, among HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders parties to this Agreement (each, together with any additional lender or lenders pursuant to Section 10.4, a "Lender" and, collectively, the "Lenders"), DRESDNER KLEINWORT BENSON NORTH AMERICA LLC, a limited liability company organized under the laws of Delaware, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms hereof, "Agent"), and FLEET NATIONAL BANK (as successor to Fleet Bank of Massachusetts), a bank organized under the laws of the United States of America, as Administrative Agent (as defined below); and, in connection with Section 9 and the guaranties given therein, HEALTH AND RETIREMENT PROPERTIES INTERNATIONAL, INC., a Delaware corporation and a direct wholly-owned Subsidiary (as defined below) of Borrower, CAUSEWAY HOLDINGS INC. and CHURCH CREEK CORPORATION, each of which is a Massachusetts corporation and a direct wholly-owned Subsidiary of Borrower, HUB PROPERTIES TRUST, HUB ACQUISITION TRUST, HUB LA PROPERTIES TRUST, HUB RI PROPERTIES TRUST and HUB WOODMONT INVESTMENT TRUST, each of which is a Maryland real estate investment trust and a direct wholly-owned Subsidiary of Borrower, HUB REALTY FUNDING, INC., HUB MANAGEMENT, INC., HUB REALTY COLLEGE PARK, INC., HUB REALTY KANSAS CITY, INC., HUB REALTY GOLDEN, INC., and INDEMNITY COLLECTION CORPORATION, each of which is a Delaware corporation and a wholly-owned Subsidiary of Borrower, HUB REALTY COLLEGE PARK I, LLC, a Maryland limited liability company and a wholly-owned Subsidiary of Borrower, and HUB LA LIMITED PARTNERSHIP, a Delaware limited partnership and a Subsidiary of Borrower, and HUB WOODMONT LLC, a Delaware limited liability company and a Subsidiary of Borrower.

                  WHEREAS, inter alia, Borrower, Dresdner Kleinwort Benson North America LLC, as agent, Fleet National Bank, as administrative agent, Health and Retirement Properties International, Inc., as guarantor, and the lenders described therein are parties to that certain Third Amended and Restated Revolving Loan Agreement dated as of March 15, 1996 (as such agreement may have been amended, supplemented or modified from time to time prior to the date hereof, the "Existing Loan Agreement");

                  WHEREAS, Borrower and Lenders wish to extend the maturity date under the Existing Loan Agreement, increase the amount available thereunder, make certain other amendments to the Existing Loan Agreement and amend and restate it in its entirety.

                  NOW, THEREFORE, the parties hereto hereby agree that the Existing Loan Agreement be amended and restated in its entirety as follows:


                              SECTION 1.DEFINITIONS


                  1.1.     Defined Terms.  As used in this Agreement:

                  "Adjusted  Net  Interest"  means,  in respect  of a  Mortgaged
Property that consists of an Office Asset or a Clinic, the net result of (i) aggregate interest payments made by the Mortgagor of the relevant Mortgaged Property during the relevant period of determination less (ii) direct costs of the Borrower attributable to such Mortgaged Property for such period; provided that if either (y) the Mortgagor of the relevant Mortgaged Property is in default under any payment obligation or in any material respect under any other Contractual Obligation between such Mortgagor and Borrower or any of its Subsidiaries, including without limitation the Mortgage Interest Agreement related to such Mortgaged Property, any other Mortgage Interest Agreement or any Lease or (z) a Credit Support Obligor for the Mortgage Interest Agreement of such Mortgaged Property is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support Obligor to Borrower or any of its Subsidiaries, including without limitation any Lease, Mortgage Interest, Mortgage Interest Agreement or Credit Support
Agreement, the interest payments made by the Mortgagor referred to in the preceding clause (y) and the interest payments made in respect of the Mortgaged Property referred to in the preceding clause (z) during the relevant period of determination shall not be included in Adjusted Net Interest.

                  "Adjusted Net Operating Cash Flow" means, in respect of a Property that is an Office Asset, a Clinic or a Government Property Asset, the net result of (i) aggregate lease payments made by the Tenant(s) of the relevant Property during the relevant period of determination, less (ii) direct costs of the Borrower or its Subsidiaries attributable to such Property for such period; provided that if either (x) a Tenant of the relevant Property has failed to exercise a renewal option under the Lease thereof prior to the expiration of that option (and no replacement Lease with that or another Tenant has been signed and the term of such Lease expires prior to the Termination Date), or (y) a Tenant of the relevant Property is in default under any payment obligation or in any material respect under any other Contractual Obligation between such Tenant and Borrower or any of its Subsidiaries, including without limitation such Lease, any other Lease or any Mortgage Interest Agreement, or
(z) a Credit Support Obligor for the Lease of such Property is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support Obligor to Borrower or any of its Subsidiaries, including without limitation any Lease, Mortgage Interest, Mortgage Interest Agreement or Credit Support Agreement, the lease payments made by the Tenant referred to in the preceding clause (x) or (y) and the lease payments made in respect of the Property referred to in the preceding clause (z) during the relevant period of determination shall not be included in Adjusted Net Operating Cash Flow.

                  "Administrative Agent" means Fleet acting in its capacity as administrative agent in connection with this Agreement; provided that with respect to Loans denominated in GBP, "Administrative Agent" shall mean a Lender (the "GBP Agent") agreed to by Borrower, Agent and Fleet and, in such circumstances, references to "Administrative Agent" relating to Loans denominated in GBP shall be read as references to the GBP Agent, while references to "Administrative Agent" relating to Loans denominated in U.S. Dollars or otherwise shall be read as references to Fleet, and if such circumstances are applicable the singular term "Administrative Agent" shall be construed to include both Fleet and the GBP Agent where appropriate (including, without limitation, for purposes of the indemnifications given in Sections 8 and 10.7); and, in addition, "Administrative Agent" shall mean any successor to either Fleet or the GBP Agent in their respective capacities in accordance with the terms hereof; provided further that in no event shall Fleet be or be deemed to be the GBP Agent or have any of its related duties unless Fleet expressly accepts such role.

                  "Advisor" means RMR or such other Person as shall act as an advisor to Borrower, whether pursuant to the Advisory Agreement, or an agreement analogous to the Advisory Agreement, with the prior written consent of Agent.

                  "Advisory Agreement" means the RMR Advisory Agreement, dated as of January 1, 1998, between Borrower and RMR, as amended, supplemented or modified from time to time in a manner not inconsistent with the terms hereof or of the Subordination Agreement.

                  "Affiliate" means, with respect to a particular Person, (a) any Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such particular Person, or (b) any Person who is a director or officer or trustee (i) of such particular Person, (ii) of any Subsidiary of such particular Person or (iii) of any Person described in clause
(a) above.

                  "Agreement" means this Fourth Amended and Restated Revolving Loan Agreement, as amended, supplemented or modified from time to time in accordance herewith.

                  "Allowed Value" means, as of any date of determination:

                  (i) with respect to each Eligible Property or Property (as the context may require), the lesser of (a) the sum of the (x) lesser of
         (1) the Appraised Value of such Eligible Property or Property as set forth in the then most recent Appraisal with respect to such Eligible Property or Property and (2) the acquisition cost to Borrower or to any of its Subsidiaries of such Eligible Property or Property and (y) the cost of improvements funded by the Borrower or any of its Subsidiaries since the date of such acquisition of such Eligible Property or, if applicable, such Appraisal, and (b) if applicable, the minimum purchase price (howsoever denominated) that would be payable to Borrower or such Subsidiary by the Tenant of such Eligible Property or Property or any other Person if it purchased such Eligible Property or Property on the date of determination pursuant to the exercise of any right it may have (whether then or in the future exercisable) to purchase such Eligible Property or Property (assuming in the case of any such right only exercisable in the future that such right is exercisable on the date of determination); and

                  (ii)  with  respect  to each  Eligible  Mortgage  or  Mortgage
         Interest (as the context may require), the lesser of (a) the outstanding principal amount due to Borrower or any of its Subsidiaries from the relevant Mortgagor in respect of such Eligible Mortgage or Mortgage Interest, and (b) the Appraised Value of the Mortgaged Property which is covered by the relevant Eligible Mortgage or Mortgage Interest as set forth in the most recent Appraisal with respect to such Eligible Mortgage or Mortgaged Property.

                  "Alternate GBP Rate" means the interest rate per annum specified by Administrative Agent from time to time as the cost to Lenders of funding affected Loans denominated in GBP as described in Section 2.13 or 2.14 (without reference to the Applicable Margin or the Mandatory Liquid Asset Costs payable under Section 2.4(a)).

                  "Alternate GBP Rate Loans" means the portion of Loans (which are denominated in GBP) the interest on which is computed by reference to the Alternate GBP Rate.
                                       -4-

                  "Alternate Rate", in respect of any Loan, means the rate or rates of interest agreed pursuant to Section 2.13 or 2.14, as the case may be, between Borrower and Lenders to be applicable to such Loan; provided that in the absence of such agreement under the circumstances specified in Section 2.13 or 2.14, as the case may be, the Alternate Rate shall be equal to the Base Rate in the case of Loans denominated in U.S. Dollars and shall be equal to the Alternate GBP Rate in the case of Loans denominated in GBP.

                  "Alternate Rate Loans" means the portion of the Loans (which may be denominated in U.S. Dollars or in GBP) the interest on which is computed by reference to the Alternate Rate.

                  "Applicable Facility Fee Percentage" means with respect to the facility fee payable under Section 2.6, the per annum percentage corresponding to the lowest of the ratings provided by Standard & Poor's Rating Group, Fitch Investors Service, Inc. and Moody's Investors Service in respect of the senior unsecured long-term indebtedness of Borrower, as specified in the following table:

                             A-/A3                                                                        Lower
Ratings                      or                 BBB+/Baa           BBB/Baa2          BBB-/Baa3            than
                             higher             1                  or                or higher            BBB-
                                                or                 higher                                 /Baa3
                                                higher
Facility Fee                 0.200%             0.250%             0.250%            0.250%               0.375%

                  Each change in the Applicable Facility Fee Percentage shall be effective as of the date of the public announcement or publication by Standard & Poor's Ratings Group, Fitch Investors Service, Inc. or Moody's Investors Service, as the case may be, of a change in Borrower's senior unsecured long-term indebtedness ratings.

                  "Applicable Margin" means, with respect to Base Rate Loans, Alternate Rate Loans and Eurocurrency Loans, the per annum percentage corresponding to the lowest of the ratings provided by Standard & Poor's Ratings Group, Fitch Investors Service, Inc. and Moody's Investors Service in respect of the senior unsecured long-term indebtedness of Borrower, as specified in the following table:

                             A-/A3                                                                        Lower
Ratings                      or                 BBB+/Baa           BBB/Baa2          BBB-/Baa3            than
                             higher             1                  or                or higher            BBB-
                                                or                 higher                                 /Baa3
                                                higher

Applicable                   0.000%             0.000%             0.000%            0.000%               0.250%
Margin for
Base Rate
Loans or for
Alternate
Rate Loans
that are Base
Rate Loans

Applicable                   0.375%             0.500%             0.750%            0.875%               1.250%
Margin for
Eurocurrency
Loans or
Alternate
Rate Loans
that are not
Base Rate
Loans

                  Each change in the Applicable Margin shall be effective as of the date of the public announcement or publication by Standard & Poor's Ratings Group, Fitch Investors Service, Inc. or Moody's Investors Service, as the case may be, of a change in Borrower's senior unsecured long-term indebtedness ratings.

                  "Appraisal" means an appraisal using methodologies acceptable to Agent and Administrative Agent at the time such appraisal is or was made and performed by a Recognized Appraiser.

                  "Appraised Value" of any Property shall mean (a) in the case of any Fee Interest, the lesser of (i) the value placed upon such Property pursuant to the most recent Appraisal thereof based on a valuation of the Fee Interest subject to the Lease(s) in respect of such Fee Interest and (ii) the value placed upon such Property pursuant to the most recent Appraisal thereof based on a valuation of the Fee Interest free and clear of all Leases and determined by discounting to present value the Property's future projected net cash flow; provided that in the case where the most recent Appraisal only values the Fee Interest under either subclause (i) or subclause (ii) of this clause (a) but not both, the Appraised Value shall mean the value so placed on the Fee Interest under either subclause (i) or subclause (ii) of this clause (a), whichever is applicable; (b) in the case of a Leasehold

Interest, the lesser of (i) the value placed upon such Property pursuant to the most recent Appraisal thereof based on a valuation of the Leasehold Interest subject to the Lease(s) in respect of such Leasehold Interest and (ii) the value placed upon such Property pursuant to the most recent Appraisal thereof based on a valuation of the Leasehold Interest free and clear of all Leases and determined by discounting to present value the Property's future projected net cash flow; provided that in the case where the most recent Appraisal only values the Leasehold Interest under either subclause (i) or subclause (ii) of this clause (b) but not both, the Appraised Value shall mean the value so placed on the Leasehold Interest under either subclause (i) or subclause (ii) of this clause (b), whichever is applicable; and (c) in the case of a Mortgage Interest, the value placed upon the Mortgaged Property covered by such Mortgage Interest pursuant to the most recent Appraisal thereof based on a valuation of such Mortgaged Property free and clear of such Mortgage Interest and determined by discounting to present value the future projected net cash flow of such Mortgaged Property.

                  "Assignment   Agreement"  means  an  Assignment  Agreement  in
substantially the form of Exhibit E hereto.

                  "Assumed Indebtedness" means Indebtedness which is (i) secured by a Lien covering property or assets acquired by Borrower or any of its Subsidiaries, (ii) Indebtedness of a Person acquired by Borrower or any of its Subsidiaries or (iii) Indebtedness to which the assets of a Person acquired by Borrower or any of its Subsidiaries are subject, which in the case of any of clause (i), (ii) or (iii) is outstanding at the time of the relevant acquisition and remains outstanding following such acquisition.

                  "Average Cost of Debt" means, in respect of Borrower, the quotient (measured over the four most recent financial quarters of Borrower) of
(i) Consolidated Interest Charges in respect of Indebtedness included in clauses
(i)-(vi) of the definition thereof set forth herein divided by (ii) the daily average outstanding amount of Indebtedness included within such clauses.

                  "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the greater of:

                  (i)      the   prime   rate   of   interest    announced    by
                           Administrative Agent from time to time, changing when and as said prime rate changes; and

                  (ii) the sum of one-half of one percent (0.5%) and the Federal Funds Rate in effect from time to time, changing when and as such Federal Funds Rate changes.

                  "Base Rate Loans" means the portion of the Loans (which are denominated in U.S. Dollars) the interest on which is computed by reference to the Base Rate.

                  "Borrower" has the meaning set forth in the first paragraph of this Agreement.

                  "Borrowing Date" means the Business Day specified in a Notice of Borrowing as the date on which Borrower requests the Lenders to make Loans hereunder.

                  "Bridge Financings" means Indebtedness of Borrower or its Subsidiaries in the nature of bridge financings to effect acquisitions of Fee Interests or Mortgage Interests by Borrower or its Subsidiaries so long as the final date for payment or other settlement of all such bridge financing Indebtedness is less than one year from the date of its incurrence or issuance.

                  "Business"   means  the  business  of  the  Borrower  and  its
Subsidiaries, which consists of the acquisition, financing and operation of real estate and activities incidental thereto.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or London, England are authorized or required by law to remain closed or on which banks are not open for dealings in U.S. Dollar and GBP deposits in the London interbank market.

                  "Calculation Item" has the meaning set forth in Section 1.3.

                  "Capitalized Lease Obligation" means, as to any Person, any obligation of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligation is required to be classified or accounted for as a capital lease obligation on a balance sheet of such Person prepared in accordance with GAAP and, for purposes of this Agreement, the amount of such obligation at any date shall be the outstanding amount thereof at such date, determined in accordance with GAAP and Section 1.3(a).

                  "Cash Flow" means, for any period and any Person in respect of one or more Properties and/or Mortgaged Properties as to which such Person is the Tenant or Mortgagor thereof, the sum (without duplication of counting and determined in accordance with Section 1.3(a)) of (i) Income Before Extraordinary Items, (ii) Consolidated Interest Charges payable to Borrower, in the case of a Mortgaged Property, (iii) depreciation expenses, (iv) amortization expenses, (v) other non-cash items reducing Income before Extraordinary Items,
(vi) all payments required to be made to Borrower or any of its Subsidiaries under a Lease, including without limitation fixed rent, participation rent and additional rent in respect of (a) operating expenses, (b) taxes based on the ownership of real property, (c) insurance premiums and/or (d) any other costs or expenses of the relevant lessor or sublessor, (vii) subordinated expenses paid to any Affiliate of such Tenant or such Mortgagor relating to management, accounting or other similar fees, and (viii) to the extent otherwise included in the calculation of Income Before Extraordinary Items, any Restricted Payment, less non-cash items increasing Income Before Extraordinary Items, in each case of such Person for such period attributable to such Properties and/or Mortgaged Properties.

                  "Cash Flow Event" means in respect of a Property or Mortgaged Property, that the Cash Flow arising from such Property or Mortgaged Property of the Tenant or Mortgagor thereof (as applicable) over its four most recent financial quarters (or, if financial reporting for such Cash Flow is provided on an annual basis, over its last reported financial year), attributable to that Property or Mortgaged Property is less than its Fixed Charges over the same period for such Property or Mortgaged Property; provided that a Cash Flow Event shall not be deemed to occur in respect of a Property or a Mortgaged Property that is part of a group of Cross Guarantied Assets if the Cash Flow of the Tenants and Mortgagors determined on an aggregate basis over their respective four most recent financial quarters (or last reported financial year, as the case may be) attributable to the relevant group of Cross Guarantied Assets, is greater than or equal to their Fixed Charges determined on an aggregate basis over the same period in respect of such group of Cross Guarantied Assets.

                  "Clinic" means, in the case of a Property, a Property 50% or more of the rentable area of which is leased for use in, or, in the case of a Mortgaged Property, a Mortgaged Property 50% of the usable area of which is used for, the provision of outpatient medical services directly to patients.

                  "Co-Agent" means a Co-Agent appointed hereunder in accordance with Section 8.1(n).

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commission" means the United States Securities and Exchange Commission or any successor to the responsibilities of such commission.

                  "Commitment" has the meaning set forth in Section 2.1(b).

                  "Common Shares" means Borrower's common shares of beneficial interest, $0.01 par value.

                  "Consolidated EBITDA" means, for any period, (A) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Charges, (iii) provisions for current taxes based on income, (iv) total depreciation expense and (v) total amortization expense, all of the foregoing as determined on a consolidated basis for Borrower and its Subsidiaries in conformity with GAAP.

                  "Consolidated Interest Charges" of a Person for any period means the sum of (i) the aggregate interest accrued and payable in cash, securities or otherwise on all Indebtedness of such Person and its Subsidiaries, if any, on a consolidated basis for such period, plus (ii) the aggregate amount of debt discount or other amounts analogous to interest accruing during or attributable to such period, whether or not payable during such period, including without limitation all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under (a) Hedging Agreements and (b) Currency Agreements, all amounts calculated above to be determined in conformity with GAAP and in accordance with Section 1.3(a).

                  "Consolidated Net Income" means, for any period, the net income (or loss) of Borrower and its Subsidiaries on a consolidated basis for such period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Borrower) in which any other Person (other than Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries, (iii) the income of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any net extraordinary or unusual gains or net extraordinary or unusual losses and (v) any gains or losses on the sale of Properties.

                  "Contingent   Obligation"   means,  as  to  any  Person,   any
obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided that the term Contingent
Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be determined in accordance with Section 1.3(a) and shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Contractual Obligation" means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Control" (including with correlative meanings the terms "Controlling", "Controlled by" and "under common Control with"), as applied to any Person, means the possession of the power, direct or indirect, (i) to vote 20% or more of the securities having ordinary voting power for the election of directors or trustees of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Convertible Subordinated Debt" means, without duplication, all Indebtedness of Borrower convertible only into common shares of Borrower which has no scheduled date for the maturity, redemption, sinking fund payment or other reduction or payment of principal that is on or before the Termination Date and which has terms for the acceleration and for mandatory prepayment of principal that are satisfactory to Agent, and the payment of which Indebtedness has been made expressly subordinate to the payment of the Indebtedness under this Agreement upon terms and conditions satisfactory to Agent.

                  "Credit Support Agreements" means each of the Lease Guarantees, Mortgage Guarantees, Pledges and Sublease Agreements, and any other agreements or instruments providing assurances in any form, in each case in respect of any Person's obligations under a Lease or Mortgage Interest Agreement.

                  "Credit Support Obligors" means the obligors in respect of the Credit Support Agreements, and each of them.

                  "Cross Guarantied Assets" means a group of Properties and/or Mortgage Interests as to which the various Tenants and/or Mortgagors have guarantied each other's obligations to Borrower and/or any of Borrower's Subsidiaries and have agreed to cross-default such obligations and/or cross-collateralize those obligations to the extent of any security or credit support that has been provided for such obligations or a group of Properties and/or Mortgage Interests operated by a single Tenant or Mortgagor as to which such Tenant or Mortgagor has agreed to cross-default all of its obligations to Borrower and/or any of Borrower's Subsidiaries and to cross-collateralize those obligations to the extent of any security or credit support that has been provided for such obligations.

                  "Currency Agreements" means foreign exchange contracts and other agreements or arrangements designed to protect a Person and/or its Subsidiaries against fluctuations in currency values.

                  "Current" means, at any date of determination, in respect of cash flow information of a Tenant or Mortgagor required in a Real Property Statement, (a) for a fiscal year of that Tenant or Mortgagor, that such information relates to its fiscal year then current or the fiscal year ended not more than one hundred and fifty days prior thereto or (b) for a fiscal quarter of that Tenant or Mortgagor, that such information relates to its fiscal quarter then current or a fiscal quarter ended not more than seventy five days prior thereto.

                  "Declaration of Trust" means the Declaration of Trust establishing Borrower, dated October 9, 1986, as amended and restated on July 1, 1994, as amended as of July 2, 1996 and as of February 27, 1997, as such Declaration of Trust may be further amended, supplemented or modified from time to time.

                  "Default" means any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Effective Date" means the date when the conditions precedent set forth in Section 4.1 are first satisfied, or are waived pursuant to Section 10.6.

                  "Eligible Mortgage" means each Mortgage Interest; provided that (i) there has been no MAC (other than a MAC which has ceased to be in effect) in respect of the relevant Mortgaged Property (or any Mortgagor or Credit Support Obligor for the applicable Mortgage Interest Agreements) since December 31, 1997 or, if later, the date on which the Borrower or any of its Subsidiaries acquired an interest in such Mortgaged Property, (ii) such Mortgage Interest is not subject to a Lien otherwise permitted pursuant to Section 6.9(i) or 6.9 (iv), (iii) in the case of Mortgaged Properties consisting of Office Assets or Clinics or Mortgaged Properties that have more than one Tenant, the Notional Interest Cover Ratio is met, and (iv) in the case of Mortgaged Properties that do not consist of Office Assets or Clinics or that do not have more than one Tenant, (a) the Mortgagor in respect of such Mortgage Interest is not in default under any payment obligation or in any material respect under any other Contractual Obligation between such Mortgagor and Borrower or any of its Subsidiaries, including without limitation any Mortgage Interest Agreement, any note payable by such Mortgagor to Borrower or any of its Subsidiaries or any Lease, (b) there has been no Cash Flow Event with respect to such Mortgaged Property, and (c) no Credit Support Obligor in respect of such Mortgage Interest is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support Obligor to Borrower or any of its Subsidiaries, including without limitation any Lease, Mortgage Interest Agreement or Credit Support Agreement.

                  "Eligible Property" means each Property which is leased or subleased to a Tenant; provided that (i) there has been no MAC (other than a MAC which has ceased to be in effect) in respect of the relevant Property (or any Tenant or Credit Support Obligor for the Lease thereof), since December 31, 1997 or, if later, the date on which the Borrower or any of its Subsidiaries acquired an interest in such Property, (ii) such Property is not subject to a Lien otherwise permitted pursuant to Section 6.9(i) or 6.9(iv), (iii) in the case of Properties consisting of Office Assets, Clinics, Government Property Assets or any other Property that has more than one Tenant, the Notional Interest Cover Ratio is met, and (iv) in the case of Properties that do not consist of Office Assets, Clinics or Government Property Assets or any other Property that has more than one Tenant, (a) it is not a Property the Tenant of which has failed to exercise any renewal option under the Lease thereof prior to the expiration of the option (and no replacement Lease with that or another Tenant has been signed for that Property unless the date of expiration of the existing Lease is after the Final Repayment Date), (b) such Tenant is not in default under any payment  obligation  or in any  material  respect  under any  other  Contractual
Obligation between such Tenant and Borrower or any of its Subsidiaries, including without limitation such Lease, any other Lease or any Mortgage Interest Agreement, (c) there has been no Cash Flow Event with respect to such Property, and (d) no Credit Support Obligor for the Lease of such Property is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support Obligor to Borrower or any of its Subsidiaries, including without limitation any Lease, Mortgage Interest Agreement or Credit Support Agreement.

                  "Environmental Laws" means all statutes, ordinances, orders, rules and regulations having effect in any domestic or foreign jurisdiction relating to environmental matters, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials and to the generation, use, storage, transportation, or disposal of Hazardous Materials, in any manner applicable to Borrower or any Tenant or Mortgagor or any of their respective Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), each as amended or supplemented, and any analogous future or present local, municipal, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

                  "Equivalent Amount" means the amount of a currency other than U.S. Dollars that can be purchased with U.S. Dollars calculated on the basis of Administrative Agent's spot rate of exchange for the purchase of such other currency with U.S. Dollars at approximately 11:00 am (New York City time) on the date such calculation is to be made (such calculation to be made on the occasions set forth in Section 1.3(b)).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means (i) any corporation which is an entity under common control with Borrower within the meaning of Section 4001 of ERISA or a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which Borrower is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which Borrower is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which Borrower, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

                  "Eurocurrency Loans" means the portion of the Loans (which may be denominated in U.S. Dollars or in GBP) the interest on which is computed by reference to the LIBO Rate.

                  "Event  of  Default"  means  any of the  events  specified  in
Section 7.1; provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Existing Loan Agreement" has the meaning set forth in the introduction to this Agreement.

                  "Existing Loans" has the meaning set forth in Section 2.1(a).

                  "Excluded Taxes" means taxes upon any Lender's overall net income imposed by the United States of America or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which the Lending Office of any Lender is located or in which any Lender is organized or has its principal or registered office, except taxes, duties or charges imposed pursuant to Section 1, 2 and/or 39 of the Massachusetts General Laws, Chapter 63, as currently in effect or as amended hereafter or any analogous provisions (or provisions having an analogous effect) of the laws, rules or regulations (or interpretations thereof) of Massachusetts or any other Governmental Authority.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a day for which such rate is published, for the next preceding day for which it is published) by the Federal Reserve Bank of New York.

                  "Fee Interests" means any land and any buildings, structures, improvements and fixtures owned beneficially in fee simple by Borrower or any of its Subsidiaries, and any equipment located thereon or used in connection therewith and/or all personalty (including, without limitation, franchises) related thereto, in each case owned by Borrower or any of its Subsidiaries, and all other real estate interests, owned beneficially by Borrower or any of its Subsidiaries.

                  "Final Borrowing Date" means the earlier of (i) April 15, 2001 and (ii) such date as the Commitments shall terminate as provided herein.

                  "Final Repayment Date" means the later of (i) the Termination Date and (ii) such date as all Loans have been paid in full.

                  "Fixed Charges" means, for any period and any Person in respect of one or more Properties and/or Mortgaged Properties as to which such Person is the Tenant or Mortgagor thereof, the sum (without duplication of counting and determined in accordance with Section 1.3(a)) of (i) Consolidated Interest Charges, (ii) all payments required to be made as lessee or sublessee under the terms of any Lease or other lease agreement, including without limitation fixed rent, participation rent and additional rent in respect of (a) operating expenses, (b) taxes based on the ownership of real property, (c) insurance premiums and/or (d) any other costs or expenses of the relevant lessor or sublessor, and (iii) scheduled payments of principal of Indebtedness or payments of amounts equivalent to principal, in each case of such Person, for such period and attributable to such Properties and/or Mortgaged Properties.

                  "Fleet" means Fleet National Bank, a bank organized under the laws of the United States of America.

                  "GAAP" means, subject to the provisions of Section 1.2, generally accepted accounting principles set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

                  "GBP" shall mean the lawful currency from time to time of the United Kingdom; provided that such currency shall be converted into the single currency of the European Economic and Monetary Union, if one is introduced and adopted by the United Kingdom, calculated at the officially fixed rate of conversion on the date on which the original currency is replaced by the single currency.

                  "Government Agency" means the federal government of the United States of America or any instrumentality or agency thereof the obligations of which, under the relevant Lease of a Government Property Asset, are backed by the full faith and credit of the United States of America.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or Controlled (through stock or capital ownership or otherwise) by any of the foregoing.

                  "Government Properties Assumed Indebtedness" means the Indebtedness existing pursuant to the following documents: (i) the Project Note dated February 15, 1995 in the original principal amount of $15,425,000 issued by Rosecliff Realty Richland Inc., a wholly-owned Subsidiary of Hub, and (ii) the Amended and Restated Lease Agreement dated as of March 1, 1996 between the Erie County Industrial Development Agency and Rosecliff Realty Buffalo, Inc, a wholly-owned Subsidiary of Hub, relating to the Industrial Development Revenue Bond (1993 Federal Center Project) issued by such agency in the original principal amount of $13,043,570.43, as each such document has been amended to date and may be further amended from time to time hereafter, in each case by amendments that do not materially prejudice the interests of the Lenders hereunder.

                  "Government Property Asset" means a Property which is leased or subleased to a Government Agency by Borrower or any of its Subsidiaries for use as offices or for other administrative purposes.

                  "Hazardous Material" means (i) any chemical, material, substance or waste defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Environmental Laws, (ii) biomedical waste, (iii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any toxic wastes or substances or any other materials or pollutants which (a) pose a hazard to any property of Borrower or any Tenant or Mortgagor or any of their respective Subsidiaries or to Persons on or about such property or (b) cause such property to be in violation of any Environmental Laws, (iv) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and (v) any other chemical, material, substance or waste, exposure to which is prohibited, limited or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the owners, occupants or any Persons surrounding the Properties.

                  "Hedging Agreements" means interest rate swap agreements, interest rate collar agreements and other agreements or arrangements designed to protect a Person and/or its Subsidiaries against fluctuations in interest rates.

                  "Hospitality Properties Trust" means Hospitality Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.

                  "Hub" means Hub Acquisition Trust, a Maryland real estate investment trust and wholly-owned Subsidiary of Borrower.

                  "Income Before Extraordinary Items" means, for any period and any Person in respect of one or more Properties and/or Mortgaged Properties as to which such Person is the Tenant or Mortgagor thereof, the net income (or loss) of such Person for such period attributable to such Properties and/or Mortgaged Properties, excluding any extraordinary items (net of taxes) and including amounts paid or provided for income taxes or deferred income taxes by or on behalf of such Person attributable to such Properties and/or Mortgaged Properties, all as determined in conformity with GAAP and Section 1.3(a).

                  "Indebtedness"  means, with respect to any Person, and without duplication and determined in accordance with Section 1.3(a), (i) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money or other extensions of credit or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), (ii) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit or bankers' acceptances issued for the account of such Person or with respect to Hedging Agreements or securities repurchase agreements or Currency Agreements, (iii) all obligations and other liabilities (contingent or otherwise) of such Person with respect to any conditional sale, installment sale or other title retention agreement, purchase money mortgage or security interest, or otherwise to pay the deferred purchase price of property or services (except trade accounts payable and accrued expenses arising in the ordinary course of business) or in respect of any sale and leaseback arrangement, (iv) all Capitalized Lease

Obligations of such Person, (v) all Contingent Obligations of such Person, (vi) all surety and other bonds and deposits, and all obligations and other liabilities secured by a Lien or other encumbrance on any asset of such Person (even though such Person has not assumed or otherwise become liable for the payment thereof), and (vii) all obligations to purchase, redeem or acquire any capital stock of such Person or its Subsidiaries that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or its Subsidiaries, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, on or prior to the fifth anniversary of the date hereof or, if later, the date which is two years after the due date for the final repayment of the Loans as specified in any amendment of this Agreement.

                  "Independent Trustees" has the meaning set forth in the Declaration of Trust.

                  "Insolvency Event", with respect to any Person, means that (i) such Person shall have suspended or discontinued its business or commenced any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or such Person shall have made a general assignment for the benefit of its creditors; or (ii) there shall have been commenced against such Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall have been commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) such Person shall have taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) such Person shall generally not be paying, or shall have been unable to pay, or shall have admitted in writing its inability to pay, its debts as they become due.

                  "Interest Payment Date" means, subject to Section 2.10 hereof,
(i) in the case of a Eurocurrency Loan, the last day of each Interest Period; provided that in the case of each Interest Period of more than three months duration, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after commencement of such Interest Period; and (ii) in the case of an Alternate Rate Loan or Base Rate Loan, the last Business Day of March, June, September and December of each year and the date such Loan (or any portion thereof) is converted in accordance with the terms hereof into a Base Rate Loan or Eurocurrency Loan, in the case of an Alternate Rate Loan, or an Alternate Rate Loan or Eurocurrency Loan, in the case of a Base Rate Loan.

                  "Interest Period" means with respect to each Eurocurrency Loan, and subject to Section 2.10 hereof, a one, two, three or six month period (or such other period of less than six months as shall be agreed by all the Lenders) as selected at the option of Borrower pursuant to a Notice of Borrowing or Notice of Continuation; provided that:

                  (i) no Interest Period may be selected which expires later than the Termination Date;

                  (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day with respect to which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to the foregoing proviso, end on the last Business Day of a calendar month;

                  (iii) if any Interest Period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day in the same calendar month, or if none, on the preceding Business Day;

                  (iv) in the case of immediately successive Interest Periods applicable to a Eurocurrency Loan continued as such pursuant to a Notice of Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (v) there shall be no more than eight Interest Periods outstanding at any one time; and

                  (vi) in the event Borrower fails to specify an Interest Period for any Loan in the applicable Notice of Borrowing or

         Notice of Continuation, Borrower shall be deemed to have selected an Interest Period of one month.

                  "Interest Rate Determination Date" means each date for calculating the LIBO Rate for purposes of determining the interest rate in respect of an Interest Period. For a Eurocurrency Loan, the Interest Rate Determination Date for such Loans denominated in U.S. Dollars shall be the second Business Day prior to the first day of the related Interest Period, while the Interest Rate Determination Date for such Loans denominated in GBP shall be the first day of the related Interest Period.

                  "Investment Grade", with respect to any Person, means that such Person's senior unsecured long-term indebtedness is rated BBB- or higher by Standard & Poor's Ratings Group or by Fitch Investors Service, Inc. or Baa3 or higher by Moody's Investors Service (or similarly rated by any successor to any of such rating agencies).

                  "Investment Grade Person" means a Person that has senior unsecured long-term indebtedness which is rated Investment Grade.

                  "Lease Guarantees" means each guarantee, or other similar undertaking issued by any Person in respect of any of the obligations of a Tenant under a Lease.

                  "Lease Guarantors" means the obligors in respect of the Lease Guarantees, and each of them.

                  "Leasehold Interests" means any leasehold estate in any land and/or any buildings, structures, improvements and fixtures owned beneficially by Borrower or any of its Subsidiaries and any equipment owned by Borrower or any of its Subsidiaries and located thereon or used in connection therewith and/or all personalty (including, without limitation, franchises) related thereto owned beneficially by Borrower or any of its Subsidiaries.

                  "Leases" means any leases or subleases relating to the Properties in respect of which Borrower of any of its Subsidiaries is the lessor.

                  "Lender" has the meaning set forth in the first paragraph of this Agreement.

                  "Lending Office" means the branch or Affiliate office or offices of each Lender designated as the Lending Office(s) of such Lender on
Schedule 1 and each other branch or Affiliate office as such Lender may designate as its Lending Office(s) from time to time by notice to Agent and Borrower.

                  "LIBO Rate" means the average (expressed as a percentage and rounded to the nearest one ten thousandth of one percent) of the offered rates, if any, quoted by the Reference Banks to Administrative Agent in the London interbank market for U.S. Dollar or GBP (as applicable) deposits of amounts comparable to the principal amount of the Loans for which the LIBO Rate is being determined with maturities comparable to the Interest Period for which such LIBO Rate will apply as of approximately 11:00 A.M. (London time) on the Interest Rate Determination Date for such Interest Period.

                  "Lien" means, as to any Person, any mortgage, lien (statutory or otherwise), pledge, adverse claim, charge, security interest, assignment, deposit agreement or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease Obligation with respect to any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

                  "Loan Agents" has the meaning set forth in Section 8.1(a).

                  "Loan Documents" means, collectively, this Agreement (including, without limitation, the guaranties in Section 9), the Notes and any other agreements, documents or instruments delivered pursuant to or in connection with any of the foregoing, as such agreements, documents or instruments may be amended, modified or supplemented from time to time.

                  "Loans" means the Existing Loans and the revolving loans made or to be made to Borrower by the Lenders hereunder.

                  "MAC" means, with respect to any Property or Mortgage Interest, any material adverse effect on or change in (a) the business, operations, assets, prospects or financial condition or other condition of (i) such Property or (ii) such Mortgage Interest or (iii) any Tenant of such Property (or in the case of a Property with more than one Tenant, the Tenants of such Property taken as a whole) or (iv) any Mortgagor of such Mortgage Interest or (v) any Credit Support Obligor of such Property or Mortgage Interest, (b) Agent's, Administrative Agent's or any Lender's rights and remedies under the Loan Documents, or (c) the ability of (i) any Tenant of such Property (or in the case of a Property with more than one Tenant, the Tenants of such Property taken as a whole) or (ii) any Mortgagor of such Mortgage Interest or (iii) any Credit Support Obligor of such Property or Mortgage Interest to perform its obligations under the Loan Documents or under the Leases, the Mortgage Interest Agreements or the Credit Support Agreements in respect of such Property or Mortgage Interest.

                  "Majority Lenders" means, at any particular time, Lenders having more than 66-2/3% of the Commitments, or if the Commitments have been terminated at such time, Lenders having more than 66-2/3% of the aggregate principal amount of the Loans then outstanding.

                  "Mandatory Liquid Asset Costs" means, in relation to each Lender which may be subject to such requirements, the additional cost to such Lender of complying with the relative reserve asset ratio required by the Bank of England from time to time (if any), expressed as a percentage per annum and calculated as set forth in Schedule 5.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, operations, assets, prospects or financial condition or other condition of (i) Borrower and its Subsidiaries taken as a whole or (ii) the Properties and Mortgage Interests taken as a whole, (b) Agent's, Administrative Agent's or any Lender's rights and remedies under the Loan Documents, (c) the ability of (i) Borrower or any of its Subsidiaries or (ii) the Advisor to perform its respective obligations under the Loan Documents, the Advisory Agreement, the Leases, the Mortgage Interest Agreements or the Credit Support Agreements, or (d) the ability of the Tenants, Mortgagors and Credit Support Obligors (taken as a whole) to perform their obligations under the Leases, the Mortgage Interest Agreements and the Credit Support Agreements insofar as they relate to Eligible Properties and Eligible Mortgages.

                  "Mortgage Guarantees" means each guarantee, letter of credit or other similar undertaking issued by any Person in respect of any of the obligations of a Mortgagor under a Mortgage Interest Agreement.

                  "Mortgage Guarantors" means the obligors in respect of the Mortgage Guarantees, and each of them.

                  "Mortgage Interest" means any interest of Borrower or any of its Subsidiaries as lender and as mortgagee or beneficiary, as applicable, in respect of a loan secured in whole or in part by a Lien on any land or any buildings, structures, improvements and fixtures (including any leasehold estate with respect thereto).

                  "Mortgage Interest Agreement" means any agreement, note, mortgage, deed of trust and/or other document creating, evidencing or securing a Mortgage Interest.

                  "Mortgaged Property" means any land and any building, structure, improvements and fixtures (including any leasehold estate with respect thereto) with respect to which Borrower or any of its Subsidiaries has a Mortgage Interest.

                  "Mortgagor" means, in the case of a Mortgage Interest, the obligor or obligors in respect of such Mortgage Interest.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which Borrower or any ERISA Affiliate, and at least one employer other than Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

                  "Net Mortgage Proceeds" means (a) any amounts paid, other than scheduled repayments, by a Mortgagor to Borrower or any of its Subsidiaries under an agreement, evidencing or securing any interest of Borrower or such Subsidiary as lender and as mortgagee or beneficiary, as applicable, in respect of a loan secured in whole or in part by a Lien on a Property, in respect of principal thereunder, plus (b) the gross proceeds received by or for the account of Borrower or such Subsidiary of any sale or other disposition of any such agreement, minus (c) the reasonable out-of-pocket fees and expenses (including attorneys' fees and expenses) incurred by Borrower or such Subsidiary in connection with such sale or other disposition.

                  "Net Property Proceeds" means (a) the gross proceeds received by or for the account of Borrower or any of its Subsidiaries of any sale, lease or other disposition of any Fee Interest or Leasehold Interest or termination or substitution of any lease or sublease with respect to any Fee Interest or Leasehold Interest of Borrower or any of its Subsidiaries minus the reasonable out-of-pocket fees and expenses (including attorneys' fees and expenses) incurred by Borrower or such Subsidiary in connection with such sale or other disposition, (b) all insurance proceeds paid and received by or for the account of Borrower or such Subsidiary on account of the loss of or damage of any such Fee Interest or Leasehold Interest, to the extent such proceeds are not applied to the replacement or restoration of such assets and (c) all proceeds received by or for the account of Borrower or such

Subsidiary, arising from the taking by condemnation or eminent domain of any such Fee Interest or Leasehold Interest, to the extent such proceeds are not applied to the replacement or restoration of such assets.

                  "Net Securities/Debt Proceeds" with respect to any private or public offering of securities or any borrowing from one or more financial institutions means the gross proceeds thereof received by or for the account of Borrower net of (a) underwriting discounts and commissions and (b) reasonable out-of-pocket fees and expenses incurred in connection with such offering or borrowing.
                  "Notes" has the meaning set forth in Section 2.2.

                  "Notice of Borrowing" means a notice substantially in the form of Exhibit B hereto delivered by Borrower to Administrative Agent (with a copy to Agent to follow) pursuant to Section 2.3 with respect to a proposed borrowing.

                  "Notice of Continuation/Conversion" means a notice substantially in the form of Exhibit C hereto delivered by Borrower to Administrative Agent (with a copy to Agent to follow) pursuant to Section 2.5 with respect to a continuation or conversion of one or more Loans.

                  "Notional Interest Cover Ratio" means, in respect of a (a) Property that is an Office Asset, a Clinic, any other Property that has more than one Tenant, or a Government Property Asset, a ratio of (i) Adjusted Net Operating Cash Flow in respect of such Property (measured over the four most recent financial quarters of Borrower or, if less, the number of full financial quarters of Borrower during which the relevant Property has been a Property and annualized if measured over less than four financial quarters and in the case of a Government Property Asset that has not been a Property for a full financial quarter then Adjusted Net Operating Cash Flow shall be calculated after giving pro forma effect to such acquisition in a manner reasonably acceptable to the Agent), to (ii) a notional amount of interest payable at a rate equal at all times to the Average Cost of Debt on a notional amount of principal equal to 80% of the acquisition cost to Borrower of such Property as calculated in accordance with GAAP (measured over the four most recent financial quarters of Borrower), of at least 1.25:1; and (b) Mortgaged Property that is an Office Asset, a Clinic or a Property that has more than one Tenant a ratio of (i) Adjusted Net Interest in respect of such Property (measured over the four most recent financial quarters of Borrower or, if less, the number of full financial quarters of Borrower during which the relevant Mortgaged Property has been a Mortgaged Property and annualized if measured over less than four financial quarters), to
(ii) a notional amount of interest payable at a rate equal at all times to the Average

Cost of Debt on a notional amount of principal equal to 80% of the Indebtedness secured by such Office Asset or Clinic (measured over the four most recent financial quarters of Borrower), of at least 1.25:1.

                  "Office Asset" means, in the case of a Property, that is not a Clinic, a Property 50% or more of the rentable area of which is leased to one or more Tenants for use as, or, in the case of a Mortgaged Property, that is not a Clinic, a Mortgaged Property 50% or more of the usable area of which is used for, (i) offices for the practice of the medical profession (or administrative functions related thereto), including offices of physicians or physician practice groups, or (ii) medical, pharmaceutical or biotechnical research and development, or (iii) offices for a medical or health-related business or any commercial office use.

                  "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation
established pursuant to Subtitle A of Title IV of ERISA, or any successor to the responsibilities of such corporation.

                  "Permitted Exceptions" means those exceptions to title set forth on Schedule 2.

                  "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan"  means  an  employee   benefit   plan,   other  than  a
Multiemployer Plan, maintained for or covering any employees of Borrower or any ERISA Affiliate and subject to Title IV of ERISA.

                  "Pledges" means any pledge or grant of a Lien to secure any of the obligations of a Mortgagor under a Mortgage Interest Agreement, a Tenant under a Lease, a Mortgage Guarantor under a Mortgage Guarantee, a Lease Guarantor under a Lease Guarantee or a Sublessee under a Sublease Agreement, each as amended, supplemented or modified from time to time.

                  "Preferred  Shares"  means  Borrower's   preferred  shares  of
beneficial interest authorized under the Declaration of Trust.

                  "Primary Credit Support Obligor" means each Credit Support Obligor in respect of obligations of a Primary Tenant/Mortgagor.

                  "Primary Tenant/Mortgagor" means any Tenant or Mortgagor (other than a Tenant or Mortgagor which is an Investment Grade Person or a Government Agency) which is a lessee or sublessee with respect to Properties and/or an obligor or mortgagor with respect to Mortgage Interests or Properties representing, in aggregate, 10% or more of the aggregate Allowed Value of the Properties and Mortgage Interests; provided that with respect to any property interests located in the United Kingdom, every Tenant and every Mortgagor shall be deemed to be a "Primary Tenant/Mortgagor".

                  "Process Agent" has the meaning set forth in Section 10.2.

                  "Property" or "Properties" means each of the properties in which Borrower or any of its Subsidiaries has a Fee Interest or Leasehold Interest.

                  "Pro Rata Share" means, with respect to each Lender as of the date of determination, the percentage obtained by dividing (i) the Commitment of that Lender as of such date by (ii) the Commitment of all Lenders as of such date; provided that if the Commitments have been terminated at such time, such Pro Rata Share shall be the percentage obtained by dividing (i) the aggregate amount of the Loans outstanding from that Lender as of such date by (ii) the aggregate amount of the Loans outstanding from all Lenders as of such date.

                  "Real Property" has the meaning set forth in Section 5.12.

                  "Real Property Permit" means, in respect of any Property or Mortgaged Property, all certificates of occupancy, permits, licenses, franchises, approvals and authorizations from all Governmental Authorities having jurisdiction over such Property or Mortgaged Property or any portion thereof, the absence of which could materially impair the use of such Property or Mortgaged Property for the purposes for which it is currently used, and from all insurance companies and fire rating and similar boards and organizations required to have been issued to Borrower or any of its Subsidiaries or the Tenant (in the case of a Property) or the Mortgagor (in the case of a Mortgaged Property) to enable such Property or Mortgaged Property or any portion thereof to be lawfully occupied and used as currently so occupied or used.

                  "Real Property Statement" means a certificate of a Responsible Officer providing each of the following:

                  (i) a list of all Properties owned by Borrower and its Subsidiaries or in which Borrower or any such Subsidiary has an interest at the date of such certificate, identifying the nature of such interest and certifying the Appraised Value, if available, and each of the other costs, values and prices referred to in the definition of "Allowed Value" relating to each Property;

                  (ii) specification in respect of each Property of each of the following:

                           (a) whether as of the date of such  certificate  such
                  Property is an Eligible Property or a Mortgaged Property covered by an Eligible Mortgage;

                           (b) in respect of each Eligible Property, the acquisition cost of Borrower or any of its Subsidiaries in respect of such Eligible Property and the Appraised Value thereof, as set forth in the most recent Appraisal (if any) thereof;

                           (c) in respect of each  Eligible  Mortgage,  the then
                  outstanding principal amount due to Borrower or any of its Subsidiaries from the relevant Mortgagor in respect of such Eligible Mortgage;

                  (iii) with  respect to (x) each such  Eligible  Property  that consists of Office Assets, Clinics, Government Property Assets or that is a Property that has more than one Tenant and (y) each such Eligible Mortgage if the Mortgaged Property encumbered thereby consists of an Office Asset or Clinic, or has more than one Tenant, certification that the Notional Interest Cover Ratio with respect thereto has been met, with details of the calculation thereof, and certification as to the components thereof (including without limitation the Adjusted Net
         Operating Cash Flow in respect of such Property for the applicable period) and, further, certification that the details of the cash flows of the Tenants or Mortgagors thereof used by Borrower in its calculations are Current;

                  (iv) with respect to (x) each such Eligible Property that does not consist of Office Assets, Clinics, Government Property Assets or other Properties with more than one Tenant or (y) each such Eligible Mortgage, if the Mortgaged Property encumbered thereby does not consist of an Office Asset or Clinic or does not have more than one Tenant, certification as to the ratio of (A) the Cash Flow of the Tenant or Mortgagor thereof (as applicable) over the four most recent financial quarters (or, if financial reporting for such Cash Flow is provided on an annual basis, over its last reported financial year) attributable to that Eligible Property or Eligible Mortgage to its (B) Fixed Charges over the same period for such Eligible Property or Eligible Mortgage and, further, certification that, with respect to each Eligible Property or Eligible Mortgage, the details of cash flows of the Tenant or Mortgagor thereof used by Borrower in its calculations are Current; provided that if such Eligible Property or Eligible Mortgage is part of a group of Cross Guarantied Assets, in addition to the certification required for each individual

         Eligible Property or Eligible Mortgage, Borrower also shall provide certification as to the ratio of (A) the Cash Flow of the Tenants or Mortgagors (as applicable) for such group determined on an aggregate basis over their respective four most recent financial quarters (or last reported financial year, as the case may be) attributable to the group of Cross Guarantied Assets to (B) their Fixed Charges over the same period for such group of Cross Guarantied Assets; and

                  (v) certification that there has been no MAC in any of the circumstances set forth in clause (i) of the definition of "Eligible Mortgage" and clause (i) of the definition of "Eligible Property", other than, in each case, a MAC which has ceased to be in effect.

                  "Recognized Appraiser" means a qualified and recognized professional appraiser as may be selected or approved by Agent and Administrative Agent with the consent of Borrower, which will not be unreasonably withheld, having at least five years' prior experience in performing real estate appraisals in the geographic area where the property being appraised is located, having a recognized expertise in appraising properties of the same general type and character as the property which is being appraised; provided that if the property being appraised is located in the United Kingdom, such appraiser will be selected or approved by Agent with the consent of Borrower.

                  "Reference Banks" means Dresdner Bank AG, New York Branch, Dresdner Bank AG, Cayman Island Branch and Fleet.

                  "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Property, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

                  "Reportable Event" means a "reportable event" within the meaning of Section 4043 of ERISA (other than a "reportable event" for which the 30-day notice to PBGC requirement has been waived by regulation of PBGC).

                  "Requirement of Law" means, as to any Person, any law, treaty, rule or regulation, or judgment, order, directive or other determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

                  "Responsible Officer" means, with respect to any matter (including financial matters), the president, chief executive officer, chief financial officer, executive vice president or treasurer of Borrower.

                  "Restricted Payment" means (a) every dividend or other distribution of assets, properties, cash, rights, obligations or securities paid, made, declared or authorized by Borrower or any of its Subsidiaries (other than to Borrower) or in respect of any of the Common Shares, the Preferred Shares or other equity securities of Borrower, or any class of Borrower's equity securities, or for the benefit of holders of any thereof in their capacity as such and (b) every payment by or for the account of Borrower or any of its Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition of any Common Shares, Preferred Shares or other equity securities of Borrower or options, warrants or other rights to acquire any of Borrower's equity securities and (c) every payment (i) of principal, interest, fees or other amounts in respect of any Indebtedness of Borrower or any of its Subsidiaries to any Affiliate of Borrower, (ii) in respect of the redemption, purchase, retirement, defeasance, or other acquisition from an Affiliate of Borrower of any Indebtedness of Borrower, or (iii) of fees in respect of advisory services rendered to Borrower or any of its Subsidiaries by the Advisor and (d) every direct or indirect investment by Borrower (by means of capital contribution, advance, loan or otherwise) in an Affiliate or any Person which becomes an Affiliate after or as a result of such investment (but not including investments by Borrower in its direct wholly-owned Subsidiaries), and (e) every payment by or for the account of Borrower or any of its Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition for value, directly or indirectly, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of Indebtedness which is subordinate in right of payment to the Loans or the Notes.

                  "RMR" means REIT Management & Research, Inc., a Delaware corporation.
                  "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business,

(iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Sublease Agreement" means any agreement pursuant to which a Person subleases all, or a material portion, of a Property from a Tenant, as such agreement is amended, supplemented or modified from time to time.

                  "Sublessees" means the sublessees in respect of the Sublease Agreements, and each of them.

                  "Subordination Agreement" means the subordination agreement, dated as of the date hereof substantially in the form attached hereto as Exhibit D, among Administrative Agent, the Advisor and Borrower, as amended, supplemented or modified from time to time in a manner not inconsistent with the terms hereof.

                  "Subsidiary"   means,   as  to  any  Person,   a  corporation,
partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

                  "Subsidiary Guarantor" means any Subsidiary of Borrower which is party to the guarantee set forth in Section 9.

                  "Tangible Net Worth" means, with respect to Borrower and its Subsidiaries, the excess of total assets over total liabilities of such Persons on a consolidated basis, such total assets and total liabilities each to be determined in accordance with Section 1.3(a), consistent with those applied in the preparation of the financial statements referred to in Section 3.1; excluding, however, from the determination of total assets (i) goodwill, organizational expenses, capitalized software, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (ii) all prepaid expenses, deferred charges or unamortized debt discount and expense, (iii) all reserves carried and not deducted from assets, (iv) treasury stock and shares of beneficial interest and capital stock, obligations or other securities of, or capital contributions to, or investments in, any Subsidiary, (v) securities, other than the shares of stock of Hospitality Properties Trust, which are not readily marketable, (vi) cash held in a sinking or other analogous fund established for the purpose of redemption, purchase, retirement, defeasance, acquisition or prepayment of Common Shares, Preferred Shares or other equity securities, capital stock or Indebtedness,
(vii) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1997, (viii) leasehold improvements not recoverable at the expiration of a Lease (to the extent that the useful life of such improvements is greater than the term of such Lease), and (ix) any items not included in clauses (i) through (viii) above which are treated as intangibles in conformity with GAAP.

                  "Tenants" in respect of any Property, means the lessee(s) or sublessee(s) (other than Borrower or any of its Subsidiaries) thereof.

                   "Termination Date" means April 15, 2002.

                  "Termination Event" means (i) a Reportable Event or an event described in Section 4062(e) of ERISA, or (ii) the withdrawal of Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by Borrower or any ERISA Affiliate under
Section 4064 of ERISA upon the termination of a Multiple Employer Plan, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, (v) the withdrawal of Borrower or any ERISA Affiliate from any Multiemployer Plan, or
(vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "Total Liabilities" of any Person means and includes, as of any date as of which the amount thereof is to be determined, without duplication
(i) all items which in accordance with GAAP would be required to be included on the liabilities side of a consolidated balance sheet of such Person at such date and (ii) to the extent not otherwise included in (i) above, all Indebtedness of such Person as of such date, determined on a consolidated basis and in accordance with Section 1.3(a).

                  "United Kingdom" means the United Kingdom of Great Britain and Northern Ireland.

                  "U.S. Dollars" or "$" shall mean the lawful currency of the United States of America.

                  "Year 2000 Issue" means any significant risk that computer hardware or software used in Borrower's or its Subsidiaries' businesses or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  1.2. Other Definitional Provisions.

                  a. All terms defined in this Agreement shall have the meanings assigned to them herein when used in the Notes or any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

                  b. As used herein and in the Notes and other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP.

                  c. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified and, where appropriate, the singular shall include the plural.

                  1.3 Certain Calculations: Mark-to Market

                  (a) Except in the circumstances set forth in Section 1.3(b), for the purposes of determining the amount of outstanding Indebtedness, Total Liabilities or any other indebtedness, obligations or liabilities of Borrower or any of its Subsidiaries or any other Person, or the amount or value of any investments or assets of or obligations owed to Borrower or any of its Subsidiaries or any other Person, or the amount of any other item included in income or cash flow statements of Borrower or any of its Subsidiaries or any other Person (each of the foregoing being a "Calculation Item"), if such Calculation Item is owed or otherwise recorded or measured in GBP or any other currency other than U.S. Dollars, the amount or value of the Calculation Item shall be calculated in U.S. Dollars and shall be the amount of U.S. Dollars that can be purchased with GBP or such other currency calculated on the basis of Administrative Agent's spot rate of exchange for the purchase of U.S. Dollars with GBP or such other currency at approximately 11:00 a.m. (New York City time) on the date such calculation is to be made; provided that notwithstanding the continuous nature of certain representations and covenants in this Agreement, unless requested to do so by Agent or Administrative Agent or unless Borrower is aware of any material currency movement or other circumstance which would be reasonably likely to have an effect on its ability to satisfy any such representation or covenant, Borrower shall not be required to make such calculation with respect to such representations and covenants at any time other than in connection with the delivery of a Real Property Statement or the delivery of the certificate of a Responsible Officer under Section 5.2(b); provided further that even if not required to make such calculations, nothing in this Section 1.3(a) shall be construed to in any way limit Borrower's obligations to satisfy all such representations and covenants in accordance with their terms.

                  (b) Administrative Agent shall calculate the Equivalent Amount of Loans denominated in GBP: (i) after any Borrowing Date on which Loans are made such that the aggregate principal amount of Loans outstanding exceeds 75% of the Commitments and if requested by Agent or if Administrative Agent in the reasonable exercise of its judgment considers it desirable to make such calculation to monitor compliance by Borrower with the limits set forth in
Section 2.1, on the final Business Day of each Interest Period for each Loan denominated in GBP or otherwise as often as Administrative Agent considers it desirable or necessary to make such calculation and Administrative Agent shall notify Borrower and Agent if, based on such calculation, Borrower is in compliance with the requirements of Section 2.1 as to the maximum aggregate outstanding principal amount of Loans denominated in GBP or whether prepayment of the Loans is necessary as required by Section 2.8(e); (ii) on any proposed Borrowing Date to determine whether, after giving effect to a proposed borrowing, Borrower will be in compliance with such requirements of Section 2.1; and (iii) on any proposed continuation/conversion date under Section 2.5 to determine whether, after giving effect to such proposed continuation/conversion, Borrower will be in compliance with such requirements of Section 2.1; provided that any failure by Administrative Agent to make such calculations or provide the information under this Section 1.3(b) shall not affect the obligations of Borrower to comply with the limits set forth in Section 2.1 or otherwise to satisfy all representations and covenants made by it in this Agreement.

                  SECTION 2.AMOUNT AND TERMS OF REVOLVING LOANS

                  2.1. Revolving Loans.

                  a. Each Lender severally (and not jointly) agrees, subject to the terms and conditions hereof, to continue the Existing Loans outstanding on the Effective Date, to make Loans to Borrower from time to time during the period from the Effective Date to and including the Final Borrowing Date, and to maintain its Loans outstanding to Borrower on the Final Borrowing Date from such date until the Termination Date, up to an aggregate amount (including, without limitation, the amount of any Existing Loans) or the Equivalent Amount in GBP at any one time not exceeding its Pro Rata Share of the aggregate Commitments (as defined below) to be used for the purposes identified in Section 2.11; provided that in no event shall the aggregate outstanding principal amount of Loans denominated in GBP at any time exceed the Equivalent Amount of $100,000,000 (as determined in accordance with Section 1.3(b)). Each Loan hereunder shall be made by Lenders in accordance with their respective Pro Rata Share. Upon satisfaction of the conditions set forth in Section 4, (i) all loans outstanding under the Existing Loan Agreement as of, and at the time of, the Effective Date ("Existing Loans") and all rights relating to the Existing Loans and all other rights arising under the Existing Loan Agreement and all documents relating thereto, except to the extent specifically amended and restated by this Agreement, shall be assigned (without any further action or authorization being required) by the lenders under the Existing Loan Agreement to the Lenders proportionately to their respective Pro Rata Shares of the Commitments without recourse, representation or warranty (except for representations and warranties made in this Section 2.1(a)) of any nature, express or implied, by any such lender and such Existing Loans shall be continued and deemed to be Loans for all purposes under this Agreement and (ii) each Lender shall pay to Administrative Agent its Pro Rata Share of the Existing Loans or, if less, the amount by which such Pro Rata Share exceeds its outstanding Existing Loans (if any), for distribution to the lenders under the Existing Loan Agreement that are not Lenders and to the other Lenders that have funded such Loans, in accordance with their respective Commitments, and each Lender's share of the Existing Loans shall be adjusted accordingly. In connection with such assignment, each Lender shall be deemed to represent and warrant to each other Lender that (i) it is, and will be on the Effective Date, prior to the assignment of its interests pursuant to this
Section 2.1(a), the legal and beneficial owner of the interests being assigned and such interests are, and will be on the Effective Date, free and clear of any adverse claim and (ii) the total aggregate principal amount and accrued interest, fees and other amounts due to such Lender under the Existing Loan Agreement on the Effective Date are as set forth on Schedule 3 annexed hereto. Any amounts of accrued interest, commitment fees or other amounts (other than principal) owed (whether or not presently due and payable) by Borrower to the lenders under or in respect of the Existing Loans shall, as of the Effective Date, be deemed to be due and payable to the lenders under the Existing Loan Agreement. The continuation of the Existing Loans hereunder shall not be deemed to be a repayment thereof, and Borrower shall not be required to deliver any notice of prepayment or notice of borrowing or to satisfy any condition relating to minimum amounts of prepayments or minimum amounts of borrowings hereunder with respect to such continuance of the Existing Loans.

                  b. Each Lender's commitment to make and maintain Loans to Borrower pursuant to this Section 2.1 is herein called its "Commitment" and such commitments of all Lenders in the aggregate are herein called the "Commitments". The original amount of each Lender's Commitment is set forth opposite its name on Schedule 1 annexed hereto and the aggregate original amount of the Commitments is $500,000,000; provided that up to an Equivalent Amount of $100,000,000 may be made in Loans denominated in GBP (as determined in accordance with Section 1.3(b)); provided further that the amount of the Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.7 (with a proportionate reduction of the amount of the Commitments otherwise available for the borrowing of Loans denominated in GBP); provided further that Lenders shall have no obligation to make or maintain Loans hereunder to the extent any such Loan would cause the aggregate amount of the Loans then outstanding to exceed the Commitments; provided further that Lenders shall have no obligation to make or maintain Loans denominated in GBP hereunder to the extent any such Loan would cause the aggregate amount of the Loans denominated in GBP then outstanding to exceed the Equivalent Amount of $100,000,000 (as determined in accordance with Section 1.3(b).

                  c. Each Lender's Commitment shall expire on the Termination Date and all Loans and all other amounts owed hereunder with respect to the Loans and the Commitments shall be paid in full no later than that date.

                  d. Subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.1, repay Loans in accordance with Section 2.10 or prepay Loans in accordance with Section 2.8 and reborrow the amounts so repaid under this Section 2.1.

                  2.2. Notes; Maturity Date. The Loans of each Lender pursuant hereto shall be evidenced by, and be repayable with interest in accordance with the terms of, a promissory note of Borrower substantially in the form of Exhibit A, with appropriate insertions, payable to the order of such Lender in the principal amount of the Commitment of such Lender (together with any replacement, modification, renewal or substitution thereof, individually a "Note" and collectively, the "Notes"), which shall be dated the Effective Date and be duly completed, executed and delivered by Borrower. The Loans of each Lender pursuant hereto shall be made and maintained by such Lender's Lending Office(s) as designated by such Lender from time to time. All outstanding Loans and each of the Notes shall mature and Borrower shall repay the outstanding principal amount of such Loans and the Notes in full together with all unpaid interest accrued thereon on the Termination Date (or earlier as hereinafter provided) (or if such day is not a Business Day, the next preceding Business Day) all in accordance with Section 2.10(b), and shall be subject to payment and prepayment as provided in Section 2.8 hereof. Each Lender is authorized to endorse at any time the date and amount of each Loan or conversion or continuation thereof, the date and amount of each payment of principal with respect to its Loans and whether its Loans are Base Rate Loans, Eurocurrency Loans or Alternate Rate Loans, on the schedule annexed to and constituting a part of such Lender's Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

                  2.3. Procedure for Borrowing.

                  a. Whenever Borrower desires to borrow under Section 2.1, it shall deliver a Notice of Borrowing to Administrative Agent no later than 11:00 A.M. (New York time) in the case of Base Rate Loans at least one Business Day and in the case of Eurocurrency Loans at least three Business Days in advance of the proposed Borrowing Date. The Notice of Borrowing shall specify (i) the proposed Borrowing Date (which shall be a Business Day), (ii) whether such Loans are to be denominated in U.S. Dollars or, subject to the limit in Section 2.1, GBP, (iii) the amount of the Loans requested (which amount shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $500,000 in excess of that amount if the Loans are to be denominated in U.S. Dollars or a minimum aggregate amount of GBP 1,000,000 and integral multiples of GBP 500,000 in excess of that amount if the Loans are to be denominated in GBP), (iv) whether such Loans will be Base Rate Loans or Eurocurrency Loans and, if Eurocurrency Loans are specified, the initial Interest Period requested for such Eurocurrency Loans, (v) the account of Borrower to which the net proceeds of the requested Loans are to be credited, (vi) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Borrowing unless stated in the relevant Loan Document to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date, (vii) that no event has occurred and is continuing or would result from the proposed borrowing that would constitute a Default or Event of Default, and (viii) that the amount of the proposed borrowing will not cause (A) the aggregate outstanding principal amount of the Loans to exceed the Commitments currently in effect or (B) the aggregate amount of the Loans denominated in GBP then outstanding to exceed the Equivalent Amount of $100,000,000 (as determined in accordance with Section 1.3(b)).

                  In lieu of delivering the above-described Notice of Borrowing, Borrower may give Administrative Agent telephonic notice (which telephonic notice shall be followed immediately with a notice by facsimile telecopy) by the time specified for a Notice of Borrowing above; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Borrowing Date; provided further that in the event of a discrepancy between a Notice of Borrowing and such telephonic notice, the telephonic notice shall govern. Except as otherwise provided in Sections 2.13 and 2.14, a Notice of Borrowing (or telephonic notice in lieu thereof as provided above) shall be irrevocable, and Borrower shall be bound to make the borrowing specified in such Notice of Borrowing (or telephonic notice in lieu thereof as provided above) in accordance therewith.

                  None of Agent, Administrative Agent or any Lender shall incur any liability to any Person (including Borrower or any of its Subsidiaries) in acting upon any telephonic notice referred to above that Administrative Agent or Agent believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of Borrower or otherwise acting in good faith under this Section 2.3, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected the borrowing of such Loans hereunder.

                  b. All Loans  under  this  Agreement  shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares of the Commitments, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make Loans requested  hereunder  nor  shall the  Commitment  of any  Lender  to make  Loans requested hereunder be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make Loans requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to Section 2.3(a) (or telephonic notice in lieu thereof followed immediately with a notice by facsimile telecopy) and in any event not later than 2:00 p.m. (New York time) on the preceding Business Day (in the case of Base Rate Loans) or at least three Business Days (in the case of Eurocurrency Loans) in advance of the proposed Borrowing Date, Administrative Agent shall notify each Lender of the relevant details of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent, in immediately available funds, at the account specified by Administrative Agent to the Lenders, not later than 11:00 A.M. (New York time) on the Borrowing Date specified in the applicable Notice of Borrowing. Upon satisfaction or waiver of the applicable conditions precedent specified in Sections 4.1 and 4.2, Administrative Agent shall make the proceeds of such Loans available to Borrower on such Borrowing Date by causing an amount of immediately available funds equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account specified by Borrower in the Notice of Borrowing.

                  Unless Administrative Agent shall have been notified by any Lender prior to the Borrowing Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Borrowing Date (and any such notice shall be without prejudice to any rights of Borrower against such Lender hereunder), Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Borrowing Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Borrowing Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Borrowing Date until the date such amount is paid to Administrative Agent, at the Base Rate in the case of Loans denominated in U.S. Dollars or at the Alternate GBP Rate in the case of Loans denominated in GBP. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Borrowing Date until the date such amount is paid to Administrative Agent, at the Base Rate in the case of Loans denominated in U.S. Dollars or at the Alternate GBP Rate in the case of Loans denominated in GBP. Nothing in this Section 2.3 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  2.4. Interest.

                  a. Generally. Each Loan shall be a Eurocurrency Loan or a Base Rate Loan as selected by Borrower initially at the time a Notice of Borrowing is given pursuant to Section 2.3(a) or as selected pursuant to Section 2.5 (or, in the case of any Existing Loans, as in effect on the Effective Date), except for any portion of a Eurocurrency Loan which is converted to an Alternate Rate Loan pursuant to Section 2.13 or 2.14. Loans shall bear interest on the unpaid principal amount thereof from the date made (or, in the case of any Existing Loans, from the Effective Date) to maturity (whether by accelerations or otherwise), at the interest rates specified as follows:

                  (i) in the case of a Eurocurrency Loan, at an interest rate per annum for and during each Interest Period equal to the LIBO Rate for such Interest Period plus the Applicable Margin in effect from time to time;

                  (ii) in the case of a Base Rate Loan, at an interest rate per annum equal to the Base Rate in effect from time to time plus the Applicable Margin in effect from time to time; and

                  (iii) in the case of an Alternate Rate Loan (including any Alternate GBP Rate Loan), at an interest rate per annum equal to the Alternate Rate in effect from time to time plus the Applicable Margin in effect from time to time, plus, in the case of any Loan denominated in GBP and made by a Lender subject to such requirements, Mandatory Liquid Asset Costs.

Borrower shall pay interest on the unpaid principal amount of the Loans outstanding from time to time, in arrears, (i) on each Interest Payment Date,
(ii) on the Termination Date, (iii) in the currency required by Section 2.10(b) and (iv) in accordance with Section 2.4(b) (where applicable). In addition, Borrower shall pay accrued interest on the principal amount of any Loans prepaid in accordance with Section 2.8 on the date of any such prepayment.

                  b. Default Interest. If Borrower shall default in the payment of the principal of or interest on any portion of a Loan or any other amount becoming due hereunder or under any of the Loan Documents, Borrower shall on demand from time to time pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such default (without reference to any period of grace) up to and including the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) two percent (2%) plus (ii) the greatest of the LIBO Rate, the Alternate Rate or the Base Rate plus (iii) the Applicable Margin. Interest under this Section 2.4(b) shall be payable upon demand.

                  c. Interest Determination. Upon determining the LIBO Rate for each Interest Period, the Alternate Rate for any period or the Base Rate in effect from time to time, Administrative Agent shall promptly notify Borrower and Lenders thereof by telephone (confirmed promptly in writing) or in writing. Such determination shall, in the absence of manifest error, be conclusive and binding upon Borrower and the Lenders.

                  2.5.    Duration    of    Interest    Period;     Notice    of
Continuation/Conversion.

                  a.  Borrower  may,   pursuant  to  the  applicable  Notice  of
Borrowing or Notice of Continuation/Conversion, as the case may be, select an Interest Period to be applicable to each Eurocurrency Loan.

                  b. Subject to the provisions of Sections 2.13 and 2.14, Borrower shall have the option (i) to convert at any time all or any part of outstanding Base Rate Loans to Eurocurrency Loans or (ii) upon the expiration of any Interest Period applicable to Eurocurrency Loans, to continue all or any portion of such Loans as Eurocurrency Loans or convert all or any portion of such Loans to Base Rate Loans, as the case may be, and the succeeding Interest Period(s) of such continued Loans shall commence on the most recent Interest Payment Date therefor; provided that Loans may be continued as, or converted into, Eurocurrency Loans with a particular Interest Period only in an aggregate amount equal to $1,000,000 and integral multiples of $500,000 in excess of that amount if the Loans are to be denominated in U.S. Dollars or a minimum aggregate amount of GBP 1,000,000 and integral multiples of GBP 500,000 in excess of that amount if the Loans are to be denominated in GBP (but subject always to the determinations described in Section 1.3(b) and the limits in Section 2.1 for Loans denominated in GBP); provided further that Eurocurrency Loans or any portion thereof may only be converted into Base Rate Loans on the expiration date of the Interest Period(s) applicable thereto; and provided further that (i) no event has occurred and is continuing or would result from such Loan continuation/conversion that would constitute a Default or Event of Default, and
(ii) the representations and warranties contained in Section 3 shall be true, correct and complete in all material respects on and as of the proposed continuation/conversion date to the same extent as though made on and as of that date unless stated in such section to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date. All conversions and continuations of Loans shall be made simultaneously and on a pro rata basis by the Lenders in accordance with their respective Pro Rata Shares.

                  Borrower shall deliver a Notice of Continuation/Conversion to Administrative Agent no later than 11:00 A.M. (New York City time) at least three Business Days in advance of the proposed continuation/conversion date (in the case of a conversion to, or a continuation of, Eurocurrency Loans) or at least three Business Days in advance of the proposed conversion date (in the case of a conversion to Base Rate Loans). A Notice of Continuation/Conversion shall specify (i) the proposed continuation/conversion date (which shall be a Business Day), (ii) the amount of the Loans to be continued/converted, (iii) the nature of the proposed continuation/conversion, (iv) in the case of a continuation of, or conversion to, Eurocurrency Loans, the requested Interest Period, (v) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Continuation/ Conversion unless stated in such Loan Documents to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date, and (vi) that no event has occurred and is continuing or would result from the proposed continuation/conversion that would constitute a Default or Event of Default. In lieu of delivering the above-described Notice of Continuation/Conversion, Borrower may give Administrative Agent telephonic notice by the time specified for delivery of a Notice of Continuation/Conversion above (which telephonic notice shall be followed immediately with a notice by facsimile telecopy); provided that in the event of a discrepancy between a Notice of Continuation/Conversion and such telephonic notice, such telephonic notice shall govern.

                  Promptly after receipt by Administrative Agent of a Notice of Continuation/Conversion pursuant to this Section 2.5 (or telephonic notice followed immediately with a notice by facsimile telecopy), and in any event not later than 2:00 p.m. (New York time) at least three Business Days in advance of the proposed continuation/conversion date, Administrative Agent shall notify each Lender of the relevant details of the proposed continuation/conversion.

                  None of Agent, Administrative Agent or any Lender shall incur any liability to any Person (including Borrower) in acting upon any telephonic notice referred to above that Administrative Agent or Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this
Section 2.5, and upon the continuation and/or conversion (as applicable) of any Loan in accordance with this Agreement pursuant to any such telephonic notice, Borrower shall have effected a continuation and/or conversion (as applicable) hereunder of such Loan.

                  Except as otherwise provided in Sections 2.13 and 2.14, a Notice of Continuation/Conversion (or telephonic notice in lieu thereof) shall be irrevocable from and after the giving thereof, and Borrower shall be bound to effect a continuation and/or conversion (as applicable) in accordance therewith.

                  2.6. Fees.

                  a. Borrower shall pay to Administrative Agent for the account of each Lender, in accordance with its Pro Rata Share of the Commitments, a facility fee in an amount equal to the Applicable Facility Fee Percentage of the average daily balance of such Lender's Commitment in respect of each quarterly period during the period from the date hereof to but excluding the Final Borrowing Date. Borrower shall pay to Administrative Agent for the account of each Lender, in accordance with its Pro Rata Share of the Commitments, a facility fee in an amount equal to the Applicable Facility Fee Percentage of the average daily balance of such Lender's Loans in respect of each quarterly period during the period from the Final Borrowing Date to but excluding the Final Repayment Date. Such fees shall be calculated quarterly and be payable in arrears on (x) the last Business Day of March, June, September and December of each year until the Final Repayment Date and (y) the Final Repayment Date, and accrue from the Effective Date to and excluding the Final Repayment Date and be payable in U.S. Dollars as required by Section 2.10(b).

                  b. Borrower shall pay to Administrative Agent such other fees in the amounts and at the times separately agreed upon between Borrower and Agent or between Borrower, Agent and Administrative Agent.

                  2.7. Termination or Reduction of Commitment. Borrower shall have the right, upon not less than five Business Days' notice to Administrative Agent, to terminate the Commitments or, from time to time, to reduce pro rata the amount of the Commitments, to the extent, in either case, that the Commitments are undrawn. Any such reduction shall be in an amount of $1,000,000 or any integral multiple thereof and shall reduce permanently the aggregate amount of the Commitments then in effect, with a proportionate reduction of the amount of the Commitments otherwise available for the borrowing of Loans denominated in GBP.

                  2.8. Optional Prepayments; Mandatory Prepayments.

                  a. Subject to Sections 2.8(f) and 2.15, Borrower may, at its option, prepay any Loans on any Business Day in whole or in part, without premium, upon at least three Business Days', in the case of Eurocurrency Loans, or one Business Day's, in the case of Base Rate Loans, prior written notice to Administrative Agent, specifying the amount of prepayment. Each notice of prepayment pursuant to this clause (a) shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified in the currency required by Section 2.10(b), together with accrued interest to such date on the Loans and all amounts (if any) payable pursuant to Section
2.15. Partial prepayments of the Loans pursuant to this clause (a) shall be in an aggregate principal amount of $1,000,000 (or GBP 1,000,000) or integral multiples of $500,000 (or GBP 500,000) in excess of that amount.

                  b. In the event of any sale or other disposition of any interest in any Property, any Lease termination, or any other event giving rise to Net Property Proceeds or Net Mortgage Proceeds, on the earlier of (x) the final Business Day of the first Interest Period to expire after the closing of such sale or other disposition, or, if such closing occurs at a time when there are no Eurocurrency Loans outstanding, on the final Business Day of the month during which such closing occurs, or (y) the date of an Event of Default, Borrower shall apply an amount equal to all of such Net Property Proceeds and Net Mortgage Proceeds (other than any amount thereof required and used to satisfy Indebtedness secured by a Lien, not inconsistent with the terms of this Agreement, on the relevant Properties or Mortgage Interests) to the prepayment of the Loans; provided that (i) with respect to a particular transaction or a related series of transactions giving rise to Net Property Proceeds or Net Mortgage Proceeds, prepayment of the Loans shall be required from such Net Property Proceeds or Net Mortgage Proceeds only to the extent that the same exceed $5,000,000; (ii) that no prepayment shall be required in respect of Loans denominated in GBP to the extent the aggregate outstanding principal amount of such Loans does not exceed the Allowed Value of Eligible Properties and Eligible Mortgages in respect of Properties located in the United Kingdom acquired with or funded with GBP; and (iii) Borrower shall provide written notice to the Administrative Agent on the date of such closing of such sale or other disposition in excess of $5,000,000 which sets forth the amount of such Net Property Proceeds and Net Mortgage Proceeds.

                  c. In the event of any (i) public or private offering by or on behalf of Borrower of debt or equity securities issued by Borrower or (ii) incurrence by Borrower of Indebtedness to one or more financial institutions, on the earlier of (x) the final Business Day of the first Interest Period to expire after the closing of such issuance or incurrence, or if such closing occurs at a time when there are no Eurocurrency Loans outstanding, on the final Business Day of the month during which such closing occurs, or (y) the date of an Event of Default, Borrower shall apply all Net Securities/Debt Proceeds arising from such offering or incurrence to the prepayment of the Loans or, at the option of Borrower, to the prepayment of other Indebtedness of Borrower outstanding on the Effective Date; provided that (i) no prepayment shall be required in respect of Loans denominated in GBP to the extent the aggregate outstanding principal amount of such Loans does not exceed the Allowed Value of Eligible Properties and Eligible Mortgages in respect of Properties located in the United Kingdom acquired with or funded with GBP; and (ii) Borrower shall provide written notice to the Administrative Agent on the date of such closing of such issuance or incurrence which sets forth the amount of such Net Securities/Debt Proceeds.

                  d. The Loans shall be subject to certain mandatory prepayments pursuant to and upon the occurrence of the events described in the provisions of Sections 2.13 and 2.14.

                  e. If at any time the principal balance of the Loans exceeds the Commitments, Borrower shall promptly (and in any event no later than two Business Days after becoming aware thereof) repay Loans to the extent necessary to reduce the aggregate outstanding principal amount thereof to an amount that is equal to or less than the Commitments. If at any time the principal balance of the Loans denominated in GBP exceeds the Equivalent Amount of $100,000,000

(as determined in accordance with Section 1.3(b)), Borrower shall promptly (and in any event no later than two Business Days after becoming aware thereof) repay Loans denominated in GBP to the extent necessary to reduce the aggregate outstanding principal amount thereof to an amount that is equal to or less than the Equivalent Amount in GBP of $100,000,000; provided that, so long as no Default or Event of Default has occurred and is continuing, any such repayment of the Loans denominated in GBP may be made at the end of the applicable Interest Periods on condition that Borrower deposits with Administrative Agent cash in an amount equal to the amount of the required prepayment at the time otherwise required for prepayment (such amounts to be held as cash collateral by Administrative Agent pending such repayment on terms satisfactory to Agent, Administrative Agent and Borrower).

                  f. Subject to the  application  of the payment  provisions  of
Section 2.10(a), any prepayments of the Loans pursuant to this Section, Sections
2.13 or 2.14, or any other provision of any Loan Document shall be applied first to any amounts payable with respect thereto pursuant to Section 2.15, second to the payment of accrued and unpaid interest on the principal amount of all other outstanding Loans up to and including the date of prepayment, and third to the principal amount of all other outstanding Loans. Subject to the requirements of the preceding sentence, Borrower may designate the application of any prepayments, to be applied to principal on the Loans, to the Eurocurrency Loans, Base Rate Loans and/or Alternate Rate Loans, as it may select, provided that if Borrower does not designate such application, such prepayments shall be applied
(x) first to outstanding Base Rate Loans, (y) second to outstanding Alternate Rate Loans and (z) third to outstanding Eurocurrency Loans.

                  2.9. Computation of Interest and Fees. Fees and other amounts other than interest calculated on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual days elapsed. Interest on the Base Rate Loans and on the Alternate Rate Loans, in each case, calculated by reference to the prime rate and interest on the Eurocurrency Loans denominated in GBP shall be computed on the basis of a 365-day year for the actual days elapsed, while interest on the Eurocurrency Loans denominated in U.S. Dollars and interest on the Alternate Rate Loans and the Base Rate Loans, in each case, where interest is not calculated by reference to the prime rate, shall be computed on the basis of a 360-day year for the actual days elapsed.

                  2.10.Payments and Currency. (a) Except as contemplated by this Agreement, the borrowing by Borrower from the Lenders, each payment (including each prepayment) by Borrower on account of principal, interest and fees required under Sections 2.6(a) and (b), and any reduction of the amount of the Commitments of the Lenders hereunder, shall be made for the account of each Lender according to its Pro Rata Share (except for fees payable solely for the account of the Agent or the

Administrative Agent pursuant to Section 2.6(b)), provided that payments to the Lenders of interest based upon the Alternate Rate shall be allocated appropriately to give effect to differences among the Lenders' respective costs of funds. All payments (including prepayments) by Borrower on account of principal, interest, fees, costs, indemnities or other amounts payable hereunder or under any of the Loan Documents shall be made to Administrative Agent for the account of the applicable Lenders at the account of Administrative Agent specified in Section 10.3(b) and in immediately available funds in the currency required by Section 2.10(b). Each payment or prepayment hereunder and under the Notes and the other Loan Documents shall be made without set-off or counterclaim and free and clear of, and without deduction for, any present or future withholding or other taxes, duties or charges of any nature imposed on or attributable to such payments or prepayments by or on behalf of any Governmental Authority, except for any Excluded Taxes. If any such taxes (other than any Excluded Taxes), duties or charges (including, without limitation, any tax, duty or charge imposed by Sections 1, 2 and/or 39 of the Massachusetts General Laws, Chapter 63, as currently in effect or as amended hereafter or any analogous provisions (or provisions having an analogous effect) of the laws, rules or regulations (or interpretations thereof) of Massachusetts or any other Governmental Authority) are so levied or imposed on or are attributable to any such payment or prepayment, Borrower will make additional payments in such amounts as may be necessary so that the net amount received by a Lender, after withholding or deduction for or on account of all such taxes, duties or charges, will be equal to the amount provided for herein or in such Lender's Note or in any of the other Loan Documents. Whenever any taxes, duties or charges are payable by Borrower with respect to or attributable to any payments or prepayments hereunder or under any of the Notes or any other Loan Document, Borrower agrees to furnish promptly to Administrative Agent for the account of the applicable Lender official receipts or copies thereof, if reasonably available, evidencing payment of any such taxes, duties or charges so withheld or deducted. If Borrower fails to pay any such taxes, duties or charges when due to the appropriate taxing authority after receipt of notice that any such taxes, duties or charges are due, or fails to remit to Administrative Agent for the account of the applicable Lender the customary evidence of payment of any such taxes, duties or charges so withheld or deducted, Borrower shall indemnify the affected Lender for any incremental taxes, duties, charges, interest or penalties that may become payable by such Lender as a result of any such failure. During the continuance of any Default, Administrative Agent may, but shall be under no obligation to, apply all payments received by Administrative Agent from Borrower pursuant to any of the Loan Documents in the following order of payment regardless of the application designated by Borrower: first to any interest owing under Section 2.4(b) or under any of the Loan Documents other than interest owing on the Loans and the Notes referred to below, second to any fees then payable to Agent, Administrative Agent or the Lenders, third to any amounts owing pursuant to
Section 10.7, fourth to any amounts owing pursuant to Sections 2.13, 2.14 or 2.15, fifth to any other sums (other than principal on the Loans and the Notes and interest thereon referred to below) owing under any of the Loan Documents, sixth to any interest owing on the Loans and Notes and seventh to the repayment of the principal of the Loans and the Notes as designated by Administrative Agent; provided that if such application is other than in accordance with any express designation by Borrower, Administrative Agent shall promptly notify Borrower of such application. Administrative Agent will distribute each payment to the applicable Lenders promptly upon receipt thereof (and in any event on the same Business Day as the date when received, if such payment is received at or prior to 12:00 noon (New York time)). Each payment by Administrative Agent to a Lender shall be made for the account of such Lender's Lending Office as designated by such Lender to Administrative Agent in writing from time to time. Whenever any payment to be made hereunder or under any Loan Document, including, without limitation, any principal of or interest on any Loan, shall become due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made and the last day of such Interest Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment; provided that if such extension would cause any such payment to be made in the next succeeding calendar month, or the last day of such Interest Period to occur in the next succeeding calendar month, such payment shall be made, and the last day of such Interest Period shall occur, on the next preceding Business Day.

                  (b) A repayment or prepayment of a Loan or any part of a Loan is payable in the currency in which the Loan was denominated at the time at which such Loan was made to Borrower by Lenders. Interest in respect of a Loan is payable in the currency in which the principal portion of the respective Loan in respect of which it is payable is denominated. Fees in respect of Commitments or otherwise hereunder shall be payable in U.S. Dollars. Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred. Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in U.S. Dollars.

                  2.11.Use of Proceeds. The proceeds of the Loans hereunder shall be used by Borrower subject to the provisions of Section 5.4 hereof (either directly or indirectly through intercompany advances of such proceeds to its Subsidiaries; provided that no Subsidiary which is not a Subsidiary Guarantor may receive any such proceeds) for (a) the acquisition of Properties,
(b) the acquisition or funding of Mortgage Interests, or (c) general corporate purposes.

                  2.12.Increased Costs.

                  a. If any Requirement of Law or other event or condition, or any amendment, modification or interpretation thereof (including, without limitation, any request, recommendation, guideline or policy, whether or not having the force of law, of or from any central bank or other Governmental Authority), in any such case, adopted, effective, made or issued after the date hereof (but in any event including, without limitation, Regulation D and Section 1, 2 and/or 39 of the Massachusetts General Laws, Chapter 63 as currently in effect or as amended hereafter or any analogous provisions (or provisions having an analogous effect) of the laws, rules or regulations (or interpretations thereof) of Massachusetts or any other Governmental Authority) by any authority charged with the administration or interpretation thereof:

                             (i) subjects Agent, Administrative Agent or any Lender or any branch or Affiliate of Agent, Administrative Agent or such Lender to any tax (except Excluded Taxes), fee, deduction, duty, withholding, levy, impost or other charge or reduction of any nature, on or with respect to, or which Agent, Administrative Agent or such Lender in its sole discretion deems applicable or attributable to this Agreement, any Note, any of the other Loan Documents, its Commitment or its pro rata share of the Loans, or interest, fees or other amounts attributable thereto or to any of the foregoing; or

                            (ii) changes the basis of taxation of payments to any Lender or any branch or Affiliate of such Lender of principal of and/or interest on such share of the Loans and/or other fees and amounts payable hereunder or under any of the Loan Documents or with respect hereto or thereto (including in any event imposition of or change in any withholding taxes, but excluding any Excluded Taxes); or

                           (iii) imposes upon, modifies, requires, makes or deems applicable to any Lender, or any of its branches or Affiliates, any regular, special, supplementary or other reserve or deposit requirement, insurance assessment or similar requirement against or affecting any assets held by, or liabilities of, or deposits with or for the account of, such Lender or such branch or Affiliate, with respect to or which Agent or such Lender in its sole discretion deems applicable or attributable to this Agreement, any Note, any of the other Loan Documents, its Commitment or its pro rata share of the Loans, or interest, fees or other amounts attributable thereto or to any of the foregoing; or

                            (iv) imposes, modifies or deems applicable any condition or requirement upon or causes in any manner the addition of any supplement to, or increase of any kind to, the capital or cost base of Agent, Administrative Agent or any Lender or such branch or Affiliate, for extending or maintaining its Commitment or its pro rata share of the Loans which results in an increase in the capital requirement supporting such Commitment or its pro rata share of the Loans, or imposes upon, modifies, requires, makes or deems applicable to Agent, Administrative Agent or such Lender or any such branch or Affiliate any capital requirement, increased capital requirement or similar requirement, with respect to or which Agent, Administrative Agent or such Lender in its sole discretion deems applicable or attributable to this Agreement, any Note, any of the other Loan Documents, its Commitment or its pro rata share of the Loans, or interest, fees or other amounts attributable thereto or to any of the foregoing; or

                             (v) imposes upon Agent, Administrative Agent or any Lender or any branch or Affiliate of Agent, Administrative Agent or such Lender any other conditions with respect to, or allocable or attributable in good faith by Agent, Administrative Agent or the Lender to, this Agreement, any Note, any of the other Loan Documents or such share of the Loans or its Commitment hereunder or such interest, fees or other amounts;

and the result of any of the foregoing, based solely upon the good faith determination and allocation by Agent, Administrative Agent or any Lender, as the case may be, of costs, decreased benefits and/or reduced amount of payments, is to increase the cost or decrease the benefit, in any way, to Agent, Administrative Agent or such Lender, as the case may be, or any branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, of funding or maintaining its Commitment or its share of the Loans hereunder, or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by Agent, Administrative Agent or such Lender, as the case may be, or any branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, or to require Agent, Administrative Agent or such Lender, as the case may be, or any branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, to make any payment, then and in any such case:

                  1. Agent, Administrative Agent or such Lender, as the case may be, shall promptly notify Borrower and the other Lenders in writing of the happening of such event;

                  2. Agent, Administrative Agent or such Lender, as the case may be, shall promptly deliver to Borrower and the other Lenders a certificate stating the change or event which has occurred or the reserve or capital requirements or other conditions which have been imposed on Agent, Administrative Agent or such Lender, as the case may be, or branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, or the request, recommendation, guideline or policy with which it has complied, together with the date thereof, the amount of such increased cost, decreased benefit or reduction payment; and

                  3. Borrower shall pay Agent, Administrative Agent or such Lender, as the case may be, promptly on demand such an amount or amounts as:

                           (A) in the case of events referred to in clauses (i),
                  (ii), (iii) and (v) and, if applicable, clause (iv) above, shall be sufficient to compensate it or such branch or Affiliate for all such increased costs and/or payments and/or decreased benefits, and/or reduced amount of payment; and/or

                           (B) in the case of events  referred to in clause (iv)
                  above, shall be an amount equal to the reduction, as reasonably determined by Agent, Administrative Agent or such Lender, as the case may be, in the after-tax rate of return on Agent's, Administrative Agent's or such Lender's capital resulting from any such capital or increased capital or similar requirement, all as certified by Agent, Administrative Agent or such Lender or Lenders, as the case may be, in said written notice to Borrower. Such certification shall be conclusive and binding on Borrower absent manifest error.

                  The certificate of Agent, Administrative Agent or such Lender as to the additional amounts payable pursuant to this Section 2.12 delivered to Borrower shall constitute prima facie evidence of the amount thereof. Agent, Administrative Agent and each Lender agree to use reasonable efforts, as determined by Agent, Administrative Agent or such Lender, as the case may be, to avoid or minimize the payment by Borrower of any additional amounts under this
Section 2.12. The protection provided by this Section 2.12 shall be available to Agent, Administrative Agent and each Lender regardless of any possible contention of invalidity or inapplicability of the Requirement of Law, interpretation, recommendation, guideline, policy or event or condition which has been imposed or has occurred. In the event that after Borrower shall have paid any additional amount under this Section 2.12 with respect to the Loans Agent, Administrative Agent or such Lender shall have successfully contested such Requirement of Law, interpretation, recommendation, guideline, policy or event or condition then, to the extent that Agent, Administrative Agent or such Lender will be placed in the same position it was in prior to the incurrence of the increased cost or reduction in amount received or receivable (on an after-tax basis), but without giving effect to interest which may have been earned on the additional amount paid by Borrower (but with interest to the extent actually earned by Agent, Administrative Agent or such Lender, as the case may be, on such amount as determined by Agent, Administrative Agent or such Lender, as the case may be), Agent, Administrative Agent or such Lender, as the case may be, shall refund to Borrower such additional amount (with such interest, if any).

                  2.13. Change in Law Rendering Eurocurrency Loans or Alternate Rate Loans Unlawful; Failure to Give Notice of Continuation.

                  (a) Notwithstanding anything to the contrary herein contained, in the event that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, (i) shall make it unlawful for any Lender to fund any portion of the Eurocurrency Loans or to give effect to its obligations as contemplated hereby with respect to its making or maintaining its pro rata share of the Eurocurrency Loans, or (ii) shall make it unlawful for any Lender to fund any portion of the Alternate Rate Loans or to give effect to its obligations as contemplated hereby with respect to its Commitment or making or maintaining its pro rata share of the Alternate Rate Loans, such Lender shall, upon the happening of such event, notify Agent, Administrative Agent, the other Lenders and Borrower thereof in writing stating the reason therefor and the effective date of such event, and (x) upon the effectiveness of any such event referred to in clause (i) above, the obligation of such Lender to make or maintain its pro rata share of the Eurocurrency Loans to Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section
2.15 with respect to such conversion, convert its share of the Eurocurrency Loans to Alternate Rate Loans or (upon effectiveness of any such event referred to in clause (ii) and during the continuance of such event) Base Rate Loans in the case of Loans denominated in U.S. Dollars or Alternate GBP Rate Loans in the case of Loans denominated in GBP, and (y) upon the effectiveness of any such event referred to in clause (ii), the obligation of such Lender to make or maintain its pro rata share of the Alternate Rate Loans to Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section
2.15 with respect to such  conversion,  convert its share of the Alternate

Rate Loans to Base Rate Loans in the case of Loans denominated in U.S. Dollars or Alternate GBP Rate Loans in the case of Loans denominated in GBP. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and such affected Lender shall similarly notify Agent, Administrative Agent, the other Lenders and Borrower and the Alternate Rate Loan or Base Rate Loan or Alternate GBP Rate Loan into which such share of the Eurocurrency Loans or Alternate Rate Loans (as applicable) was converted pursuant to this Section
2.13 shall be reconverted to a Eurocurrency Loan or Alternate Rate Loan, respectively, on the first day of the next succeeding Interest Period.

                  (b)  If   Borrower   fails   to   give  a  valid   Notice   of
Continuation/Conversion in respect of any portion of a Eurocurrency Loan which is not repaid in accordance with the terms hereof at the end of the relevant Interest Period in respect thereto, such portion shall be converted automatically into Base Rate Loans in the case of Loans denominated in U.S.
Dollars or Alternate GBP Rate Loans in the case of Loans denominated in GBP; provided that if Borrower subsequently gives a valid Notice of Continuation/Conversion in respect of such Base Rate Loans or Alternate GBP Rate Loans, such Loans shall be converted into Eurocurrency Loans in accordance with the requirements for a continuation/conversion under Section 2.5.

                  (c) If any Loan is converted to an Alternate Rate Loan pursuant to this Section 2.13, Borrower and Lenders, acting through Administrative Agent, shall enter into negotiations in good faith with a view to agreeing upon a substitute basis for determining the rate or rates of interest from time to time applicable to such Loan, which shall be acceptable to each Lender, and the rate or rates so determined shall constitute the Alternate Rate for that Loan from the date of such conversion. If, however, Borrower and Majority Lenders fail to agree to such substitute basis within thirty (30) days after such conversion, such Loan shall be deemed to have been converted to (i) in the case of Loans denominated in U.S. Dollars, a Base Rate Loan, and (ii) in the case of Loans denominated in GBP, an Alternate GBP Rate Loan effective (in the case of clauses (i) and (ii)) from the date of such conversion.

                  2.14. Eurocurrency Availability. (a) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for any Eurocurrency Loans, Administrative Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrower) that U.S. Dollar or GBP (as the case may
be) deposits in the amount of the principal amount of the Eurocurrency Loans which is to have such Interest Period are not generally available in the London interbank market, or that the rate at which such U.S. Dollar or GBP (as the case may be) deposits are being offered will not accurately reflect the cost to any of the Lenders of making or funding such principal amount of such Eurocurrency Loans during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, Administrative Agent shall, as soon as practicable thereafter, give written or telephonic notice (which telephonic notice shall be followed immediately with a notice by facsimile telecopy) of such determination to Agent, the Lenders and Borrower and (i) such principal amount of such Eurocurrency Loans shall automatically be converted, as of the last day of the Interest Period during which such determination is made, to Alternate Rate Loans subject to the last sentence of this paragraph and (ii) any request by Borrower for such Eurocurrency Loans pursuant to Section 2.3 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Administrative Agent to Borrower and the Lenders), be deemed a request for the making of Alternate Rate Loans. If at any time Administrative Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrower) that any contingency has occurred which adversely affects the London interbank market or that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof or other circumstance affecting the Lenders or the London interbank market makes the funding of the Eurocurrency Loans impracticable, Administrative Agent shall, as soon as practicable thereafter, give written or telephonic notice (which telephonic notice shall be followed immediately with a notice by facsimile telecopy) of such determination to Agent, the Lenders and Borrower and (i) the Eurocurrency Loans shall automatically be converted, as of the last day of each Interest Period during which such determination is made and in each case in respect of the principal amount of the Eurocurrency Loans having an Interest Period ending on such date, to Alternate Rate Loans, subject to the last sentence of this paragraph, and (ii) any request by Borrower for the Eurocurrency Loans pursuant to Section 2.3 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Administrative Agent to Borrower, Agent and the Lenders), be deemed a request for the making of Alternate Rate Loans. If, in the circumstances specified in this paragraph or in Section 2.13, Administrative Agent determines that no reasonable alternate source of funding for the Eurocurrency Loans, or no reasonable basis for determining the Alternate Rate, is available or practicable, Administrative Agent shall promptly so notify the other Lenders, Agent and Borrower thereof and any notice of borrowing under Section 2.3 shall be deemed rescinded and each principal amount of the Eurocurrency Loans, if outstanding, having an Interest Period then current, together with all interest thereon, shall be due and payable by Borrower on the last day of the Interest Period then applicable to it.

                  (c) If  any  Loan  is  converted  to an  Alternate  Rate  Loan
pursuant  to  this  Section   2.14,   Borrower  and  Lenders,   acting   through

Administrative Agent, shall enter into negotiations in good faith with a view to agreeing upon a substitute basis for determining the rate or rates of interest from time to time applicable to such Loan, which shall be acceptable to each Lender, and the rate or rates so determined shall constitute the Alternate Rate for that Loan from the date of such conversion. If, however, Borrower and Majority Lenders fail to agree to such substitute basis within thirty (30) days after such conversion, such Loan shall be deemed to have been converted to (i) in the case of Loans denominated in U.S. Dollars, a Base Rate Loan, and (ii) in the case of Loans denominated in GBP, an Alternate GBP Rate Loan, effective (in the case of clauses (i) and (ii)) from the date of such conversion.

                  2.15. Indemnities. Borrower shall indemnify each Lender on demand for, from and against any actual loss (including, without limitation, any loss of anticipated profits) or expense (including but not limited to any loss or expense sustained or incurred in liquidating or employing or redeploying deposits from third parties acquired to effect or maintain any Loan or any portion thereof) which such Lender or its branch or Affiliate may sustain or incur as a consequence of (i) any default in payment or prepayment of the principal amount of any Loan or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise), (ii) the effect of the occurrence of any Event of Default upon any Loan, (iii) the payment or prepayment of any principal amount of any Loan or the conversion of any portion of any Eurocurrency Loan to Alternate Rate Loans or Base Rate Loans on any day other than the last day of an Interest Period or the payment of any interest on such Loan, or portion thereof, on a day other than an Interest Payment Date for the Loan or (iv) any failure of Borrower to accept or make a borrowing of the Loans or continue or convert a Loan after delivery of a notice requesting a Loan under Section 2.3 or, as the case may be, a notice requesting a continuation or conversion under Section 2.5 or any failure by Borrower to satisfy any of the conditions precedent to the making of Loans hereunder after it has requested the borrowing thereof (other than any such conditions that are waived in accordance with the provisions hereof). The determination of each Lender of any amount payable under this
Section 2.15 shall, in the absence of manifest error, be conclusive and binding upon Borrower.

                    SECTION 3.REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Agreement and to make the Loans herein provided for, Borrower hereby covenants, represents and warrants to Agent, Administrative Agent and each Lender that:

                  3.1. Financial Condition. The consolidated balance sheet of Borrower and its Subsidiaries (if any) as at December 31, 1996 and December 31, 1997 and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, certified by Ernst & Young LLP, copies of which have heretofore been furnished to Agent, are complete and correct and present fairly the financial condition of Borrower and its Subsidiaries (if any) on a consolidated basis as at such dates, and stockholders' equity and cash flows for the fiscal years then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Borrower and its Subsidiaries have no material Contingent Obligation, contingent liabilities or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in the foregoing statements or in the notes thereto.

                  3.2. No Material Adverse Effect. Since December 31, 1997 (a) there has been no Material Adverse Effect, and no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared the payment of which could result in a Default or Event of Default nor have any Common Shares, Preferred Shares or other equity securities of Borrower been redeemed, retired, purchased or otherwise acquired for value by Borrower or any of its Subsidiaries.

                  3.3. Existence; Compliance with Law. Borrower and each of its Subsidiaries (a) is, in the case of Borrower, a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and, in the case of each such Subsidiary, a corporation, real estate investment trust or limited liability company, as the case may be, duly organized, validly and existing and in good standing under the laws of its respective jurisdiction of incorporation, (b) has full power and authority and the legal right to own its property, to lease (as lessee) the property that it leases as lessee, to lease (as lessor) or sublease the property it owns and/or leases (as lessee) and to conduct the business in which it is currently engaged,
(c) is duly qualified and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business require such qualification, except to the extent that the failure to be so qualified or in good standing is not reasonably likely to have, in the aggregate, a Material Adverse Effect, and has all material licenses required by each such jurisdiction, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  3.4. Tenant, Advisor, Credit Support Obligors; Compliance with Law.

                  a. To the best knowledge of Borrower, each Tenant and Mortgagor (i) has full power and authority and the legal right to own, lease (or sublease) and operate (as applicable) the Properties it operates and to conduct the business in which it is currently engaged with respect to any Property, (ii) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership, lease (or sublease) or operation of any Property requires such qualification, and (iii) is in compliance with all Requirements of Law applicable to the Properties operated by it, or applicable to the operation thereof except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  b. To the best knowledge of Borrower, the Advisor (i) has full power and authority and legal right to conduct the business in which it is presently engaged and to perform its obligations under the Advisory Agreement,
(ii) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification, and (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  c. To the best knowledge of Borrower, the Credit Support Obligors (i) have full power and authority and legal right to conduct the business in which they are presently engaged and to perform their obligations under the Credit Support Agreements to which they are parties, and (ii) are in compliance with all Requirements of Law, except, in the case of clauses (i) and
(ii), to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  3.5. Power; Authorization; Enforceable Obligations. Borrower and each of its Subsidiaries has the power and authority and the legal right to make, deliver and perform each of the Loan Documents to which it is a party and, in the case of Borrower, to borrow hereunder; and Borrower has taken all necessary action to authorize the borrowings hereunder, on the terms and conditions of the Loan Documents, and Borrower and each of its Subsidiaries has taken all necessary action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. This Agreement has been, and each other Loan Document will be, duly executed and delivered on behalf of Borrower and each of its Subsidiaries which is a party thereto and this Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of Borrower and each of its Subsidiaries which is a party thereto enforceable against Borrower and each of its Subsidiaries which is a party thereto in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  3.6. No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of Borrower or any of its Subsidiaries, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

                  3.7. No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge and belief of Borrower, threatened by or against Borrower or any of its Subsidiaries or against any of their respective properties or revenues or, to the best knowledge and belief of Borrower, by or against any of the Tenants and Mortgagors or against any of their respective properties (a) with respect to this Agreement or the other Loan Documents, the Leases, the Mortgage Interest Agreements, or any of the transactions contemplated hereby or thereby, or (b) relating to the Properties, the Mortgaged Properties or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of (a) or (b), is reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  3.8. No Default. Neither Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  3.9. Ownership of Mortgage Interests and Property; Liens.

                  a. In the case of a Mortgage Interest, Borrower or one of its Subsidiaries has good record, marketable and indefeasible title to such Mortgage Interest. In the case of a Property which is a Fee Interest, Borrower or one of its Subsidiaries has good record, marketable and indefeasible fee simple absolute title to such Fee Interest. In the case of a Property which is a Leasehold Interest, Borrower or one of its Subsidiaries has good record and marketable title to such Leasehold Interest. In the case of a Mortgage Interest in respect of which all or any part of the Mortgaged Property is a fee interest in land and/or buildings, structures, improvements and fixtures, the Mortgagor with respect to such Mortgaged Property has good record, marketable and indefeasible fee simple absolute title to such Mortgaged Property. In the case of a Mortgage Interest in respect of which all or any part of the Mortgaged Property is a leasehold estate, the Mortgagor with respect to such Mortgaged Property has good record and marketable title to such leasehold estate. In each of the cases described in this Section 3.9, such title shall be free and clear of all Liens and other matters affecting title except for such other matters not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  b. The buildings, structures, and other improvements located on each Property are in good operating condition and repair (ordinary wear and tear which are not such as to materially and adversely affect the operations of the business conducted thereon, excepted), free of any material structural or engineering defects known to Borrower or any of its Subsidiaries on the date hereof and are suitable for their present uses, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  c. All water, sewer, gas, electricity, telephone and other utilities serving each Property are supplied directly to such Property by public utilities and enter such Property through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to the benefit of Borrower or one of its Subsidiaries (in the case of a Property in which Borrower or such Subsidiary has a Fee Interest) or a mortgagor's or beneficiary's benefit (in the case of a Property in which Borrower or such Subsidiary is a mortgagor or beneficiary, as applicable, of a loan secured in whole or in part by a Lien on a Property), subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All of such utilities are presently installed and operating and are in good and safe condition, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All material assessments for public improvements that have been made against the Properties have been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  d. None of Borrower or any of its Subsidiaries or to the best knowledge and belief of Borrower, the Tenants and Mortgagors, has received notice of any pending, threatened or contemplated condemnation proceeding or similar taking affecting the Properties, or any portion thereof, or any sale or other disposition of the Properties or any portion thereof in lieu of condemnation or similar taking, in each case, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  e. All Real Property Permits from all Governmental Authorities having jurisdiction over the Properties or any portion thereof, the absence of which could materially impair the use of any Property for the purposes for which it is currently used, and from all insurance companies and fire rating and similar boards and organizations required to have been issued to Borrower or any of its Subsidiaries or any Tenants and Mortgagors of such Property, as the case may be, to enable such Property or any portion thereof to be lawfully occupied and used as currently so occupied or used have been issued and are in full force and effect, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries has received or been informed by a third party, including the Tenants and Mortgagors of the Properties, of the receipt by it of any notice from any Governmental Authority having jurisdiction over the Properties or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Real Property Permit, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. Each of the Leases, Mortgage Interest Agreements and Credit Support Agreements relating to Properties and Mortgage Interests (including Properties which are not Eligible Properties and Mortgage Interests which are not Eligible Mortgages) is in full force and effect and is a legally valid and binding obligation of Borrower or its Subsidiaries and the other parties thereto, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries has mortgaged, pledged or otherwise encumbered any of the Leases or Mortgage Interest Agreements or its right to obtain rental, interest or other payments thereunder except for the Liens permitted by Section 6.9. Neither Borrower nor any of its Subsidiaries has collected any rents becoming due under any Lease more than 30 days in advance (except (i) an amount equal to one month's instalment of rent under a Lease or (ii) in the case of a lease acquired from Host Marriott Corporation and its Affiliates pursuant to the transaction (or one on substantially similar terms) described in the Form S-3 Registration Statement of Borrower filed with the Commission on April 29, 1994, an amount equal to no more than three months' instalment of rent under such lease). All rent and other sums and charges payable by any Tenant under each Lease to which it is a party are current, no notice of default or termination under any such Lease is outstanding, no termination event or condition or uncured default on the part of a Tenant exists under any Lease, and no event of default has occurred which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition or uncured default on the part of Borrower or its Subsidiaries or the Tenants (as the case may be), subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 6, all payments required from any Mortgagor under any Mortgage Interest Agreement to which it is a party are current, no notice of default or acceleration under any such Mortgage Interest Agreement is outstanding, no default or condition or uncured default on the part of the Mortgagor exists under any Mortgage Interest Agreement, and no event of default has occurred which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition or uncured default on the part of the Mortgagor, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All payments required from any Credit Support Obligor in respect of any Credit Support Agreement for the Lease of a Property or for a Mortgage Interest are current, no notice of default or acceleration under any such Credit Support Agreement is outstanding, and no default or condition or uncured default on the part of such Credit Support Obligor exists under any such Credit Support Agreement, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. As to all of the Leases, Borrower and each of its Subsidiaries has performed all of its repair and maintenance obligations (if any) and, to the best knowledge and belief of Borrower, each Tenant and Mortgagor under each Lease and Mortgage to which it is a party has performed all of its repair and maintenance obligations, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

                  f. Borrower and each of its Subsidiaries has good record and marketable title in fee simple to or valid mortgage interests in all its real property, other than the Properties and Mortgaged Properties, as to which Borrower has made the representation set forth in subsection (a) of this Section 3.9, and good title to all its other property other than the Properties, and none of such property is subject to any Lien for borrowed money as of the date hereof, except for Liens permitted by Section 6.9.

                  3.10. No Burdensome Restrictions. No Contractual Obligation of Borrower or any of its Subsidiaries or, to Borrower's best knowledge and belief, of any of the Tenants and Mortgagors and no Requirement of Law currently has a Material Adverse Effect, or insofar as Borrower may reasonably foresee may have a Material Adverse Effect.

                  3.11. Taxes. Borrower and each of its Subsidiaries has filed or caused to be filed all tax returns which to the best knowledge and belief of Borrower are required to be filed, and has paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or such Subsidiary); and no tax Liens have been filed and, to the knowledge of Borrower, no claims are being asserted with respect to any such taxes, fees or other charges and there are no matters under discussion with any Governmental Authority that, in any such case, could result in a material additional liability for taxes and which would reasonably be expected to have a Material Adverse Effect.

                  3.12. Federal Regulations. Neither Borrower nor any of its Subsidiaries is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by Agent, Borrower will furnish to Agent and each Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

                  3.13. Employees. Neither Borrower nor any of its Subsidiaries has any employees and none of them has ever engaged any employees.

                  3.14. ERISA. No ERISA Affiliate has been, since July 1, 1974, an "employer", as defined in Section 3(5) of ERISA, in respect of any Plan or making contributions to any Multiemployer Plan.

                  3.15. Status as REIT. Borrower is organized in conformity with the requirements for qualification as a real estate investment trust under the Code. Borrower's failure to elect to be treated as a real estate investment trust under the Code for its fiscal year ended December 31, 1986 has not had and will not have any Material Adverse Effect. Borrower has met all of the requirements for qualification as a real estate investment trust under the Code for its fiscal years ended December 31, 1993, 1994, 1995, 1996 and 1997.
Borrower is in a position to qualify for its current fiscal year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

                  3.16. Restrictions on Incurring Indebtedness. Neither Borrower nor any of its Subsidiaries is (a) an "investment company" or a company
"controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or otherwise subject to, regulation under the Public Utility Holding Company Act of 1935. Neither Borrower nor any of its Subsidiaries is subject to regulation under any federal or state statute or regulation which limits its ability to incur the indebtedness or give the guaranties described in this Agreement.

                  3.17. Subsidiaries. Set forth on Schedule 4 annexed hereto is a complete and accurate list of all of Borrower's Subsidiaries showing as of the date hereof (as to each Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, and the percentage of each class of capital stock owned by Borrower, all of which capital stock is owned free and clear of all Liens; all of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

                  3.18. Compliance with Environmental Laws. Borrower and each of its Subsidiaries and, to the best knowledge of Borrower, each Tenant and each Mortgagor of the Properties is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities and which, in the aggregate, could not have a Material Adverse Effect.

                  3.19. Pollution; Hazardous Materials. In connection with the acquisition and ownership of its interests in the Properties and Mortgage Interests, Borrower and each of its Subsidiaries has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to each Property as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Property. Except for such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect, there are not, and, to the knowledge of Borrower after diligent inquiry, were not previously, any Hazardous Materials present in the air, soil, surface water or groundwater at any Property and no Hazardous Materials (except Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Property as a health care facility, including, without limitation, petroleum used for heating oil and certain medications) are used in the operation of any Property. Borrower is not aware of any claim or notice of violation, alleged violation, noncompliance, liability or potential liability relating to any Property nor any judicial proceedings or governmental or administrative actions pending or, to the knowledge of Borrower, threatened, to which Borrower or any of its Subsidiaries would be named a party in connection with any Property which, if adversely determined, would be reasonably likely to result in a Material Adverse Effect.

                  3.20.  Securities  Laws. None of the Common Shares,  Preferred
Shares or other equity securities of Borrower has been issued in violation of the Securities Act of 1933, as amended, or the securities or "blue sky" or other applicable laws or regulations of any applicable jurisdiction.

                  3.21. Declaration of Trust, By-Laws, Advisory Agreement, etc. The copies of the Declaration of Trust and by-laws of Borrower and the Advisory Agreement which have been furnished to Agent are true, correct and complete copies thereof as in effect on the date of this Agreement.

                  3.22.  Disclosures.  The financial  statements  referred to in
Section 3.1 do not, nor does this Agreement, the other Loan Documents, or any other written statement furnished by or on behalf of Borrower to any Lender in connection with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit a material fact necessary to make the statement contained therein or herein not misleading.

                  3.23. Certification. Subject to such exceptions which, in the aggregate, are not reasonably likely to have a Material Adverse Effect, to the best knowledge of Borrower after reasonable investigation, each Tenant with respect to each of the Properties that it operates, and each Mortgagor with respect to each of the Mortgaged Properties that it owns, (a) is validly licensed under applicable law (to the extent required thereby) to operate such Property or Mortgaged Property and to conduct the business in which it is currently engaged, (b) has received any applicable certificate of need, determination of need or similar approval, and any amendments or supplements, and such approvals are in full force and effect, (c) (except in the case of non-healthcare Properties and Mortgaged Properties, United Kingdom located Properties or Mortgaged Properties or otherwise where participation in Medicare or Medicaid or any similar program is deemed undesirable in the reasonable business judgment of the Tenant or Mortgagor) is validly certified or approved for participation in Medicare and Medicaid, or such other program, by the applicable federal and state authorities and is a party to provider agreements with respect to its participation in Medicare and Medicaid, or such other program, which provider agreements are in full force and effect, in each case only to the extent that such Property or Mortgaged Property is of a character eligible for participation in Medicare or Medicaid or such other program, and
(d) no proceedings have been initiated or notices issued to suspend or revoke any such license, approval, certification or provider agreement, except for notices of deficiency which are issued and corrected in the ordinary course of business.

                  3.24. Offering, Etc., of Securities. Neither Borrower nor any agent with the authority of Borrower has offered any securities similar to the Notes, nor solicited any offer to buy any such securities, in a manner which would render the offering, sale or issuance of the Notes subject to the registration requirements of the Securities Act of 1933, as amended.

                  3.25. Addressing the Year 2000 Issue. Borrower has reviewed its operations and those of its Subsidiaries and major commercial counterparties with a view to assessing whether it or its Subsidiaries' respective businesses will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to a Year 2000 Issue. Based on such review, Borrower has no reason to believe that a Material Adverse Effect will occur with respect to its or its Subsidiaries' businesses or operations resulting from a Year 2000 Issue.

                         SECTION 4.CONDITIONS PRECEDENT

                  4.1. Conditions to Effectiveness. This Agreement shall become effective only upon satisfaction of all of the following conditions precedent:

                  a. Note. Agent shall have received for the account of each Lender a Note conforming to the requirements hereof and executed by a duly authorized officer of Borrower.

                  b. Legal Opinion. Agent shall have received, with a counterpart for each Lender, a favorable opinion of Sullivan & Worcester LLP, as counsel to Borrower and its Subsidiaries and the Advisor, addressed to Agent and the Lenders and dated the Effective Date, and in form and substance satisfactory to Agent.

                  c. Organizational Documents. Agent shall have received certified copies of the Declaration of Trust for Borrower and Articles of Organization, Certificate of Incorporation or Declaration of Trust, as the case may be, for each Subsidiary of Borrower, by-laws of Borrower and each of its Subsidiaries and all resolutions of the Board of Trustees of Borrower and the board of directors or board of trustees, as the case may be, of each of its Subsidiaries approving this Agreement and the other Loan Documents to which each is a party and the transactions contemplated hereby and thereby, and of all documents evidencing other necessary corporate action and approvals, if any, of Governmental Authorities with respect to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

                  d. Good Standing and Existence. Agent shall have received certificates of the appropriate governmental officials of the State of Maryland and the State of incorporation or formation of each of Borrower's Subsidiaries, each dated a recent date prior to the Effective Date, to the effect that Borrower or such Subsidiary (as the case may be) is validly existing and is in good standing with respect to payment of franchise and similar taxes and is duly qualified to transact business therein.

                  e. Advisory Agreement and Subordination Agreement. Agent shall have received copies of the Advisory Agreement and the Subordination Agreement each certified by a Responsible Officer.

                  f. Debt Rating. Agent shall have received evidence that Borrower is an Investment Grade Person.

                  g. Existing Loan Agreement

                           (i) Borrower shall have paid all accrued interest, fees, commissions and other amounts (other than principal) accrued or owed under the Existing Loan Agreement, whether or not presently due and payable.

                           (ii) No Default or Event of Default  (both such terms
                  being used as defined in the Existing Loan Agreement) shall have occurred and be continuing under the Existing Loan Agreement.

                  h. No Material Adverse Effect. No Material Adverse Effect specified in clause (a)(i), (b), (c)(i) or (d) of the definition thereof shall have occurred since December 31, 1997.

                  i. Compensation. The Administrative Agent shall have received, for distribution (as appropriate) to the Lenders, the following fees:

                           (i) an extension fee to each of the Lenders that were
                  party to the Existing Loan Agreement of 0.1% of their respective Pro Rata Shares (as defined in the Existing Loan Agreement and calculated immediately before the effectiveness hereof);

                           (ii) an upfront fee to each of the Lenders  that were
                  party to the Existing Loan Agreement that is increasing its Commitment equal to a percentage of the amount by which its Commitment hereunder exceeds its Commitment (as defined in the Existing Loan Agreement) under the Existing Loan Agreement immediately before the effectiveness hereof; which percentage shall equal 0.20% unless its Commitment hereunder is $30,000,000 or greater, in which case such percentage shall be 0.25%; and

                           (iii) an upfront fee to each of the Lenders that were
                  not party to the Existing Loan Agreement in an amount equal to 0.20% of its Commitment (if its Commitment is less than
                  $30,000,000) and 0.25% thereof (if its Commitment is $30,000,000 or greater)

and all other obligations of Borrower to pay fees and provide compensation and reimbursement of costs and expenses to Agent, Administrative Agent and the Lenders or their designees as of the Effective Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

                  j. Real Property Statement. Agent shall have received a Real Property Statement dated the Effective Date.

                  k. Additional Matters. Agent shall have received such other approvals, opinions or documents as it may reasonably request and all documents and legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to Agent and its counsel.

                  4.2. Conditions Precedent to Loans. The obligations of Lenders to make Loans on each Borrowing Date and to continue any Existing Loans on the Effective Date (which, for purposes of this Section 4.2 shall be deemed to be a Borrowing Date) are subject to the following further conditions precedent:

                  a. Representations and Warranties. The representations and warranties made by Borrower herein or made by any Person in the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with any of the Loan Documents, shall be true, correct and accurate in all material respects on and as of the Borrowing Date for the Loan as if made on and as of such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier dates.

                  b. No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the Loan to be made on the Borrowing Date.

                  c. Legality of Loans. The making of the Loans hereunder by the Lenders and the acquisition of the Notes shall be permitted as of the Borrowing Date by all applicable Requirements of Law and shall not subject any Lender to any penalty or other onerous condition in or pursuant to any such Requirement of Law or result in a Material Adverse Effect.

                  d. No Material Adverse Effect. No Material Adverse Effect specified in clause (a)(i), (b), (c)(i) or (d) of the definition thereof shall have occurred since December 31, 1997.

                  e. Solvency. Both after and immediately before the making of any Loans on the Borrowing Date, Borrower and each of its Subsidiaries shall be Solvent.

                  f. Borrowing Certificate. Administrative Agent shall have received, with a counterpart for each Lender, a Notice of Borrowing, dated the Borrowing Date, substantially in the form of Exhibit B, with appropriate insertions and attachments satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer; provided that while no Notice of Borrowing shall be required with respect to any Existing Loans continued on the Effective Date, on the Effective Date Agent shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses
(vi)-(viii) of the Notice of Borrowing with respect to such Existing Loans.

                  g. Borrowing Limits. After the making of the Loans on any Borrowing Date, the aggregate principal amount of all Loans outstanding shall not exceed the Commitments and the aggregate principal amount of all Loans outstanding denominated in GBP shall not exceed the Equivalent Amount of $100,000,000 (as determined in accordance with Section 1.3(b)) and Agent and Administrative Agent shall have received a certificate dated as of a date not more than five (5) Business Days prior to the relevant Borrowing Date to such effect.

                        SECTION 5.AFFIRMATIVE COVENANTS.

                  Borrower hereby agrees that, so long as the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender, Agent or Administrative Agent hereunder or under any other Loan Document, Borrower shall (and shall cause each of its Subsidiaries to):

                  5.1. Financial Statements. Furnish to Administrative Agent, with sufficient copies for each Lender:

                  a. as soon as available, but in any event within ninety days after the end of each fiscal year of Borrower and within one hundred thirty-five days after the end of each fiscal year of each Primary Tenant/Mortgagor and Primary Credit Support Obligor, a copy of each of the following (except for any thereof to the extent none of the related Leases, Mortgage Interest Agreements or Credit Support Agreements requires the provision of any of the following to Borrower or one of its Subsidiaries within such period, in respect of which Borrower's obligation to furnish copies to each Lender shall be satisfied by furnishing copies as soon as practicable after Borrower or such Subsidiary receives one or more copies thereof): the audited balance sheet prepared on a consolidated basis (and, if ever prepared on a consolidating basis, on a consolidating basis) for Borrower and its Subsidiaries and on a consolidated basis for each Primary Tenant/Mortgagor and Primary Credit Support Obligor, each as at the end of such year and the related statements or income, stockholders' equity and cash flows for such year (on a consolidated basis (and, if ever prepared on a consolidating basis, on a consolidating basis) for Borrower and its Subsidiaries and on a consolidated basis for each Primary Tenant/Mortgagor and Primary Credit Support Obligor), setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and as soon as available, but in any event not later than forty-five days after the end of each of the first three quarterly periods of each fiscal year of Borrower and not later than seventy-five days after the end of each of the first three quarterly periods of each fiscal year of each Primary Tenant/Mortgagor and Primary Credit Support Obligor, copies of each of the following (except for any thereof to the extent none of the related Leases, Mortgage Interest Agreements or Credit Support Agreements requires the provision of any of the following to Borrower or one of its Subsidiaries within such period, in respect of which Borrower's obligation to furnish copies to each Lender shall be satisfied by furnishing copies as soon as practicable after Borrower or such Subsidiary receives one or more copies thereof): the unaudited balance sheet prepared on a consolidated basis (and, if ever prepared on a consolidating basis, on a consolidating basis) for Borrower and its Subsidiaries and on a consolidated basis for each Primary Tenant/Mortgagor and Primary Credit Support Obligor, each as at the end of each such quarter and the related unaudited statements of income, stockholders' equity and cash flows for such quarterly period and the portion of the fiscal year through such date (on a consolidated basis (and, if ever prepared on a consolidating basis, on a consolidating basis) for Borrower and its Subsidiaries and on a consolidated basis for each Primary Tenant/Mortgagor and Primary Credit Support Obligor), setting forth in each case in comparative form the figures for the previous year, certified by a responsible officer of such entity as being fairly stated and complete and correct in all material respects (subject to normal year-end audit adjustments); all such financial statements referred to in clauses (a) and (b) above to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                  5.2.    Certificates;    Other    Information.    Furnish   to
Administrative Agent, with sufficient copies for each Lender:

                  a. concurrently with the delivery of the financial statements of Borrower and its Subsidiaries referred to in Section 5.1(a) above, a certificate of Borrower's independent certified public accountants certifying such financial statements of Borrower and its Subsidiaries stating that in making the examination necessary therefor, no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  b. concurrently with the delivery of the financial statements of Borrower and its Subsidiaries referred to in Sections 5.1(a) and (b) above,
(i) a certificate of a Responsible Officer (A) stating that, to the best of such officer's knowledge, Borrower and each of its Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Loan Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (B) showing in detail the calculations supporting such statement in respect of Sections 6.1(a), 6.1(b) and 6.1(c) and 6.8 (including, without limitation, certification and details as to all Indebtedness of Borrower and its Subsidiaries, if any), and (ii) a Real Property Statement;

                  c. within forty-five days after the end of each calendar quarter following the Effective Date, a written report signed by a Responsible Officer describing in reasonable detail any acquisitions or dispositions of any Fee Interests or Mortgage Interests by Borrower and its Subsidiaries or any other material property of Borrower and its Subsidiaries which shall include, without limitation (i) in the case of acquisitions of property, a description of
(A) the geographic area and type of property, (B) the current and anticipated cash flow from the property, (C) the Tenants of such property and (D) financing of the acquisition, (ii) with respect to dispositions of property, a description of (A) the amount and use of proceeds from such disposition and (B) the reasons for the disposition, and (iii) a copy of any appraisals of the property acquired or disposed of;

                  d. within 30 days prior to the first day of each fiscal year of Borrower, a copy of the projections by Borrower of the operating budget and cash flow of Borrower and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the same basis as the financial statements of Borrower and its Subsidiaries then current and that such officer has no reason to believe they are incorrect or misleading in any material respect;

                  e. promptly after the same are sent, copies of all financial statements and reports which Borrower sends to its holders of Common Shares, Preferred Shares or other equity securities, and promptly after the same are filed by Borrower copies of all financial statements and reports which Borrower or any of its Subsidiaries may make to, or file with, the Commission or any successor or analogous Governmental Authority; and

                  f. promptly, such additional financial and other information respecting the financial or other condition of the Primary Tenants/Mortgagors, the Primary Credit Support Obligors, the Advisor or Borrower or any of its Subsidiaries or the status or condition of the Properties or the operation thereof which Borrower is entitled to or can otherwise reasonably obtain as Agent may from time to time reasonably request.

                  5.3. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature, except, in the case of Indebtedness other than that described in Section 7.1(e), when the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower and its Subsidiaries.

                  5.4. Conduct of Business and Maintenance of Existence. (a) Continue to engage in its Business; provided that its Business shall not consist of the acquisition, operation or funding of hotels or other lodging facilities except for the indirect ownership by the Borrower of interests in hotels or other lodging facilities through Borrower's ownership of shares in Hospitality Properties Trust; provided, further, that (i) Borrower shall not increase its equity investment in or make any other investment in or make any loans to, guaranties for the benefit of or other support whatsoever to or for the benefit of Hospitality Properties Trust except for the aggregate of 4,000,000 shares (which shall be construed to include any substitute or replacement shares) of stock of Hospitality Properties Trust acquired by Borrower prior to or in connection with the initial public offering of shares in Hospitality Properties Trust, and (ii) Hospitality Properties Trust shall not be or become a Subsidiary of Borrower; (b) preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and (c) comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

                  5.5. Leases and Mortgage Interests; Credit Support Agreements.
(a) (i) Maintain the Leases, Mortgage Interests and Credit Support Agreements in full force and effect and enforce the obligations of the Tenants under the Leases, the Mortgagors under the Mortgage Interests and the Credit Support Obligors under the Credit Support Agreements in a timely manner and (ii) obtain the consent of Agent in connection with any materially adverse change in or waiver of any obligation of any Tenant, Mortgagor or Credit Support Obligor contained in, or any right or remedy of Borrower or any of its Subsidiaries under, any Lease, Mortgage Interest

Agreement or Credit Support Agreement, including, without limitation, any renewal, amendment, modification or termination thereof, except to the extent that the failure to comply with this Section 5.5(a) could not, in the aggregate, have a Material Adverse Effect; and (b) give notice to Agent of each material waiver, amendment or modification of the Leases, Mortgage Interests and Credit Support Agreements in respect of any Eligible Property or Eligible Mortgage and any renewal or termination thereof, together with a copy of such waiver, renewal, amendment, modification or termination.

                  5.6. Maintenance of Property, Insurance. Keep all property useful and necessary to its business in good working order and condition; maintain or cause the Tenants of its Properties to maintain with financially sound and reputable insurance companies insurance with respect to its property and business of such a nature, with such terms and in such amounts, as is customary in the case of business entities of established reputation engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against and for by such business entities, and to cause the Mortgagors of each of its Mortgaged Properties to maintain comparable insurance. Borrower shall furnish to each Lender, upon written request, full information as to the insurance carried.

                  5.7. Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Agent and/or Administrative Agent and, after the occurrence of a Default, any Lender, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties, prospects and financial and other condition of Borrower and its Subsidiaries with officers and employees of Borrower or such Subsidiaries and the Advisor and with its independent certified public accountants.

                  5.8. Notices. Promptly, and in any event within ten Business Days after an officer of Borrower obtains knowledge thereof, give notice to Agent, Administrative Agent and each Lender:

                  a. of the occurrence of any Default or Event of Default;

                  b. of (i) any default or event of default or termination under any Lease, Credit Support Agreement, Mortgage Interest Agreement or any other Contractual Obligation of or in favor of Borrower or any of its Subsidiaries which could have a Material Adverse Effect and (ii) any litigation, investigation or proceeding which may exist at any time between Borrower or any of its Subsidiaries or any Tenant, Mortgagor or Credit Support Obligor and any Governmental Authority or other Person, which if adversely determined could have a Material Adverse Effect;

                  c. of any litigation or proceeding affecting Borrower in which the amount involved is $ 10,000,000 or more and is not fully covered by insurance or in which injunctive or similar relief is sought;

                  d. of the following events, as soon as possible and in any event within 30 days after Borrower knows or has reason to know thereof (provided that with respect to any Multiemployer Plan in which neither Borrower nor any ERISA Affiliate is a substantial employer Borrower shall only be deemed to have knowledge of facts concerning which it has actual knowledge): (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC or Borrower or any ERISA Affiliate to terminate or withdraw from any Plan, and in addition to such notice, deliver to each Lender whichever of the following may be applicable: (A) a certificate of the chief financial officer or treasurer of Borrower setting forth details as to such Reportable Event and the action that Borrower or ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

                  e. of the adoption by Borrower or any ERISA Affiliate of any Plan or of any Plans maintained by any Person that becomes an ERISA Affiliate after the date hereof;

                  f. of the occurrence or existence of any event or condition which could reasonably be expected to have, or which has had, a Material Adverse Effect; and

                  g. of the occurrence or existence of any event or condition which would cause any of the representations and warranties set forth in Section
3.9 to be untrue if repeated after the occurrence,  or during the existence,  of such event or condition.Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Borrower proposes to take with respect thereto. For all purposes of clause (d) of this Section, Borrower shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of such Plan.

                  5.9. Appraisals and Other Valuations. a. From time to time during the term of this Agreement, Agent may, in its sole discretion, order an Appraisal of one or more of the Eligible

Properties and/or Mortgaged Properties covered by Eligible Mortgages. Any such Appraisal shall be at Borrower's cost if (i) Agent shall have obtained a letter from an expert appraiser or evaluator of real property to the effect that, or Agent shall otherwise in good faith have determined that, facts or circumstances exist, or changes in market conditions have occurred, as a result of which there exists a reasonable possibility that Appraisals of the Eligible Properties and Mortgaged Properties covered by Eligible Mortgages, might result in an aggregate valuation thereof reflecting a material loss of value as compared to the value thereof indicated in the certificate of a Responsible Officer delivered to Agent pursuant to Section 4.1(j) or 5.2(b) or (ii) an Event of Default has occurred.

                  b. In addition to the Appraisals referred to in Section 5.9(a), from time to time during the term of this Agreement, if so requested by Agent, in its sole discretion, Borrower shall furnish to Administrative Agent, with sufficient copies for each Lender, a certificate of a Responsible Officer certifying as to the value of one or more of the Eligible Properties and/or Mortgaged Properties covered by Eligible Mortgages.

                  5.10. Meetings. Within one hundred days after the end of each fiscal year of Borrower, one or more Responsible Officers of Borrower shall attend an annual informational meeting with the Lenders, for the purpose of answering reasonable questions of any Lender, Agent and/or Administrative Agent relating to the Properties and/or the Loan Documents, to be held at Borrower's cost and at such time and place to be determined by Agent as is reasonably requested by Agent; provided that each Lender shall bear the costs of transportation and accommodation for any of its representatives attending such meeting.

                  5.11. REIT Requirements. Operate its business at all times so as to satisfy or be deemed to have satisfied all requirements necessary to qualify as a real estate investment trust under Section 856 through 860 of the Code. Borrower will maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Borrower as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the Internal Revenue Service all returns and reports required thereby. Borrower will request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

                  5.12. Indemnification. Borrower agrees to indemnify, defend (with counsel selected by Agent) and hold Agent, Administrative Agent, each Co-Agent, Lenders and the directors, officers, shareholders, employees and agents of each of them harmless for, from and against any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, expenses disbursements, liabilities (including sums paid in settlements of claims), obligations, interest or losses, including attorneys' fees, consultant fees and expert fees, that arise at any time (including, without limitation, at any time after the payment of the Notes) directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in the air, soil, surface water or groundwater at or from the real property or any portion thereof with respect to a Property, or any other real property in which Borrower or any of its Subsidiaries has any interest (all of the foregoing real property shall be referred to collectively as the "Real Property"). Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover (i) costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental Person, including any Tenant or Mortgagor of a Property, because of the presence, suspected presence, release or suspected release of Hazardous Material in the air, soil, surface water or groundwater at or from the Real Property; and (ii) costs incurred in connection with (A) Hazardous Material present or suspected to be present in the air, soil, surface water or groundwater at the Real Property before the date of this Agreement, or (B) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under or from the Real Property after the date of this Agreement, or (C) Hazardous Material present at the Real Property as a result of any release, discharge, disposal, dumping, spilling or leaking (accidental or otherwise) onto or from the Property before or after the date of this Agreement by any Person.

                  5.13. Changes in GAAP. Borrower and the Lenders hereby agree that in the event of a change in GAAP which would cause the financial covenants set forth herein to provide less protection to the Lenders than presently provided for hereunder, such financial covenants shall be reset, in good faith, by the Majority Lenders to maintain the protection to the Lenders equivalent to that in place prior to such change and Borrower agrees to execute one or more amendments to this Agreement to effect such reset.

                  5.14. Restrictions on Negative Pledges. If Borrower or any of its Subsidiaries shall agree to any "negative pledge" or like agreement more restrictive (or otherwise more generous to its beneficiaries) in its scope than Section 6.9, then, without any further action being required, the provisions of such agreement relating to the prohibition on Liens shall be deemed incorporated by reference (with appropriate modifications as may be necessary) into this Agreement for the benefit of Lenders; provided that the foregoing covenant shall not apply to the prohibitions on Liens contained in the loan documents relating to the Government Properties Assumed Indebtedness as of the date of the merger of Government Properties with and into Hub and not created in contemplation of such merger.

                  5.15. Currency Arrangements.

                  (a) Borrower shall at all times maintain Currency Agreements in form and substance satisfactory to Agent which will protect Borrower and its Subsidiaries against fluctuations in foreign currency values against the U.S. Dollar.

                  (b) Borrower shall only enter into Hedging Agreements or Currency Agreements as are (in Borrower's reasonable judgment) necessary for the hedging or other protection to exposure of Borrower and its Subsidiaries, and not those which are of a purely speculative nature.

                  5.16. Year 2000.  Borrower has taken and shall take all action necessary to assure that its data processing and information technology systems are capable of effectively processing data and information, including dates, on and after January 1, 2000, and shall not cease to perform, or provide or cause any software and/or system which is material to the operations of Borrower or any interface therewith to provide invalid or incorrect results as a result of date functionality and/or data, or otherwise experience any degradation of performance or functionality and/or data, or otherwise experience any degradation of performance or functionality arising from, relating to or including date functionality and/or data which represents or references different centuries or more than one century or leap years and that all such systems shall effectively and accurately manage and manipulate data derived from, involving or relating in any way to dates including single century formulas and multi-century or leap year formulas, and will not cause an abnormally ending scenario within such systems or in any software and/or system with which such systems interface, or generate incorrect values or invalid results involving such dates.

                          SECTION 6.NEGATIVE COVENANTS.

                  Borrower hereby agrees that, so long as the Commitments remain in effect or any Loan remains outstanding and unpaid or any other amount is owing to any Lender, Agent or Administrative Agent hereunder or under any other Loan Document, Borrower shall not (and shall not permit any of its Subsidiaries to) directly or indirectly:

                  6.1. Financial Covenants.

                  a. Tangible Net Worth. Suffer or permit Tangible Net Worth at any time to be less than the aggregate of (i) $972,000,000, plus (ii) 75% of the Net Securities/Debt Proceeds of all offering and issuances of equity securities (including without limitation of Common Shares and Preferred Shares) by Borrower in one or more transactions received after the date hereof.

                  b. Interest Coverage. Suffer or permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Charges for any fiscal quarter of the Borrower to be less than 2 to 1.

                  c. Debt to Net Worth. Suffer or permit the ratio of the Total Liabilities of Borrower and its Subsidiaries to Tangible Net Worth to be greater than 1 to 1 at any time.

                  6.2. Restricted Payments.

                  (a) Declare,  make or pay any Restricted  Payment except where
(i) no Default or Event of Default is continuing either before or after giving effect to such Restricted Payment, (ii) Borrower has sufficient funds or availability under its credit facilities (including this Agreement) to pay the next installment of interest payable in respect of the Loans and (iii) immediately upon declaring, making or paying any such Restricted Payment a Responsible Officer shall certify to Administrative Agent in writing that Borrower is in compliance with each condition hereof with respect to the declaration, making or payment, as the case may be, of such Restricted Payment; or

                  (b) directly or indirectly make any payment of Indebtedness of Borrower or any of its Subsidiaries in contravention of the terms of any agreement or instrument subordinating or purporting to subordinate any rights to receive payments in respect of any Indebtedness of Borrower or such Subsidiary to any rights to receive payments under this Agreement.

                  6.3. Merger; Sale of Assets; Termination and Other Actions.

                  (a) Cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or substantially all of its assets, terminate, wind up, liquidate or dissolve its affairs or enter into any reorganization, merger or consolidation or, in the case of Borrower, take any other action whatsoever under or pursuant to Articles 6.15, 8.1, 8.2 and 8.5 of the Declaration of Trust or agree to do any of the foregoing at any future time, except that (i) Borrower may acquire all or substantially all of the assets of such Person, (ii) any Subsidiary Guarantor may acquire all or substantially all of the assets of a Subsidiary of Borrower, and (iii) any Subsidiary of Borrower or any other Person may reorganize, merge or consolidate with (x) Borrower (so long as Borrower is the surviving entity) or (y) any Subsidiary Guarantor (so long as a Subsidiary Guarantor is the surviving entity) and (iv) any Subsidiary of Borrower may be dissolved (so long as Borrower or any Subsidiary Guarantor receives the assets, if any, thereof); or

                  (b) convey, sell, lease or otherwise dispose of (i) any of the Properties, the Mortgage Interests or its other interests in Properties or (ii) any substantial part of its property or assets (other than the Properties) or
(iii) any shares of stock in any of its Subsidiaries; except if (A) the consideration therefor shall be equal to the fair market value thereof (or, in the case of a Mortgage Interest where the consideration is less than fair market value, the Board of Trustees of Borrower or the board of directors of the relevant Subsidiary of Borrower shall have determined that the consideration received or to be received is in an amount consistent with the best financial interests of Borrower or such Subsidiary, as the case may be) and no default under any other provision hereof results therefrom or (B) such conveyance, sale, lease or other disposition is pursuant to the exercise of an option contained in a Lease.

                  6.4. Transactions with Affiliates. Enter into or be a party to any transaction directly or indirectly with or for the benefit of any Affiliate of Borrower, other than (i) in the ordinary course of business and (ii) for fair consideration and on terms no less favorable to Borrower or any of its Subsidiaries than are available in an arm's-length transaction from unaffiliated third parties and (iii) if the Independent Trustees determine in their reasonable good faith judgment that such transaction is in the best interests of Borrower or such Subsidiary based on full disclosure of all relevant facts and circumstances.

                  6.5. Subsidiaries. Without the prior written consent of Agent, create, or permit to exist, any Subsidiary other than (i) those named on
Schedule 4 and (ii) any Subsidiary (A) the majority of the equity interests (except directors' qualifying shares) and voting interests of which are owned directly or indirectly by Borrower, (B) which has provided the guarantee set forth in Section 9 and (C) which is engaged in the Business.

                  6.6. Accounting Changes. Make any significant change in accounting treatment and reporting practices, except as required by GAAP or with which Borrower's independent certified public accountants have agreed. Borrower will advise Agent sufficiently in advance of any proposed change to permit representatives of Agent to discuss the proposed change with the officers of Borrower.

                  6.7. Change in Nature of Business; Location of Property Interests.

                  (a) Make any material change in the nature of its Business as presently conducted (where a "material change" shall mean the conduct of any business which is outside the definition of "Business" in this Agreement, regardless of the amount or size of such new business).

                  (b) Permit the location of Eligible Properties to be other than in the United States of America or, up to an amount not to exceed 10% of the aggregate Allowed Value of all Properties and Mortgage Interests, in the United Kingdom.

                  6.8. Indebtedness.

                  (a) Suffer or permit the total Indebtedness (determined without duplication) of Borrower and its Subsidiaries (other than (i) Bridge Financings in an aggregate amount not to exceed $100,000,000 at any one time outstanding, (ii) Assumed Indebtedness in an aggregate amount not to exceed $100,000,000 at any one time outstanding , (iii) Government Properties Assumed Indebtedness in an aggregate amount not to exceed $27,000,000 at any one time outstanding and (iv) Convertible Subordinated Debt) at any time to exceed the lesser of (x) 50% of the aggregate Allowed Value of all Eligible Properties and all Eligible Mortgages or (y) 100% of the aggregate Allowed Value of Eligible Properties and Eligible Mortgages that consist of interests in facilities that are used for healthcare or related services.

                  (b) Suffer or permit any Indebtedness to exist or remain outstanding, unless, in the case of Borrower, the earliest date for any payment of principal or other settlement thereof is at least three months after the Termination Date (other than Bridge Financings and Assumed Indebtedness, in each case subject to the limitations set forth in Section 6.8(a)).

                  6.9. No Liens. Suffer or permit after the date hereof any Lien on any Property, Lease, Mortgage Interest, or Credit Support Agreement, except
(i) in the case of Borrower, Liens granted to secure Indebtedness in the nature of Bridge Financings (but not any subsequent refinancing or any other restructuring of such bridge financing) permitted under Section 6.8, so long as such Liens are granted only on the properties or interests acquired with such Indebtedness; provided that any such property or interest which is the subject of such a Lien shall not be an Eligible

Property or an Eligible Mortgage, (ii) Permitted Exceptions, (iii) with respect to either (A) Properties that are not Eligible Properties or (B) Mortgaged Properties that are subject to Mortgage Interest Agreements which are not Eligible Mortgages only, Liens that are not created or granted by Borrower or any of its Subsidiaries, which Liens, in the aggregate, would not be reasonably likely to cause or create a Material Adverse Effect and (iv) Liens securing Assumed Indebtedness permitted by Section 6.8 so long as neither such Indebtedness nor such Liens were incurred or granted in contemplation of such acquisition and such Liens are granted only on the related properties or interests acquired by Borrower or its Subsidiaries; provided that any property or interest which is the subject of a Lien permitted under this clause (iv) shall not be an Eligible Property or an Eligible Mortgage.

                  6.10. Fiscal Year. Change the fiscal year end of Borrower or any of its Subsidiaries from December 31 to any other date without the prior written consent of Agent.

                  6.11. Chief Executive Office. Change the name of Borrower or the chief executive office of Borrower unless Borrower has given Administrative Agent at least 15 Business Days' prior written notice of any such change.

                  6.12. Amendment of Certain Agreements. Amend, supplement or otherwise modify (a) the Advisory Agreement, or (b) the Declaration of Trust in a manner which would be reasonably likely to cause a Material Adverse Effect, in either case without the prior written consent of Agent.

                  6.13. Payments Not to Exceed Appraised Value. Pay consideration in an amount greater than the Appraised Value for the acquisition of any Property or, in the case of a group of Properties acquired in a single transaction, the aggregate Appraised Value of such group of Properties.

                           SECTION 7.EVENTS OF DEFAULT

                  7.1. Events of Default. Upon the occurrence of any of the following events (each an "Event of Default"):

                  a. Payments. Borrower shall fail to pay any principal of or interest on any Note, or Borrower or any of its Subsidiaries shall fail to pay any other amount payable hereunder, when due in accordance with the terms thereof or hereof; or

                  b. Representations and Warranties. Any representation or warranty made or deemed made by Borrower or any of its Subsidiaries herein or by any Person in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  c. Certain Covenant Defaults. Borrower shall default in the observance or performance of any agreement contained in Section 6 of this Agreement, or the Advisor shall default in the observance or performance of any material provision of the Subordination Agreement; or

                  d. Certain Other Covenant Defaults. Borrower or any other party to any of the Loan Documents (other than Agent, Administrative Agent and the Lenders hereunder) shall default in the observance or performance of any other provision of this Agreement or any of the other Loan Documents, and such default shall continue unremedied for a period of 20 days; or

                  e.  Cross-Default.  Borrower or any of its Subsidiaries  shall
(i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in respect of money borrowed or Capitalized Lease Obligations or incurred for the deferred purchase price of property or services or evidenced by a note, debenture or other similar written obligation to pay money, or in the payment of any Contingent Obligation (other than the guarantees of Subsidiaries of Borrower given in Section 9, which shall be subject to
Section 7.1(d)), beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such
Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or

                  f. Qualification as REIT. Either Agent or the Majority Lenders shall have determined in good faith, and shall have so given notice to Borrower, that Borrower has at any time ceased to be in a position to qualify, or has not qualified, as a real estate investment trust for any of the purposes of the provisions of the Code applicable to real estate investment trusts; provided that no Event of Default under this Section 7.1(f) shall be deemed to have occurred and be continuing if, within 10 days after notice of any such determination is given to Borrower, Borrower shall have furnished each Lender with an opinion of Borrower's tax counsel (who shall be satisfactory to the Majority Lenders provided that the Majority Lenders may not unreasonably withhold their approval) to the effect that Borrower is then in a position to so qualify, or has so qualified, as the case may be, which opinion shall not contain any material qualification unsatisfactory to the Majority Lenders; or

                  g. Insolvency, Etc. There shall be an Insolvency Event with respect to Borrower or any of its Subsidiaries or the Advisor; or

                  h. ERISA. (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Termination Event shall occur or (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could subject Borrower or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of Borrower and its Subsidiaries, taken as a whole; or

                  i. Certain Judgments. One or more judgments or decrees shall be entered against Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance, except for reasonable and customary deductibles) of $10,000,000 or more, and either (x) all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal or (y) funds in the amount of the liability thereunder (not paid or fully covered by insurance) shall not have been deposited in escrow with Agent upon terms and conditions satisfactory to Agent, in each case under clause (x) or (y), within 60 days from the entry thereof; or

                  j. Certain Ownership of Borrower.  Barry M. Portnoy and Gerard
M. Martin (or any Person in respect of which either or both of them own more than 50% of the securities having ordinary voting power for the election of directors) shall cease at any time to hold beneficially and of record, in the aggregate, at least 750,000 shares of the issued and outstanding Common Shares and each other class of equity securities of Borrower (adjusted for any division, reclassification or stock dividend in respect of Common Shares) or such lesser amount as shall be approved by Agent; or

                  k. Change of Control of Advisor. At any time, neither Barry M. Portnoy nor Gerard M. Martin nor both acting together shall have the power to direct the management and policies of the Advisor; or

                  l. Investment Grade Tenants and Mortgagors. More than 50% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Properties and Mortgage Interests having the same Investment Grade Person (or any of that Person's Affiliates; provided that for the purposes of this Section 7.1(l), so long as there is no material change in their practices and procedures in place at the Effective Date to provide for arm's-length dealings, Marriott International, Inc. and its Affiliates and Host Marriott Corporation and its Affiliates will not be treated as Affiliates of each other) as Mortgagor or Tenant thereof; or

                  m. Tenants and Mortgagors Generally. Except in the case of Mortgagors or Tenants which are Investment Grade Persons, more than 40% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Properties and Mortgage Interests having the same non-Investment Grade Person (or any of that Person's Affiliates; provided that for the purposes of this Section 7.1(m) so long as there is no material change in their practices and procedures in place at the Effective Date to provide for arm's-length dealings, Marriott International, Inc. and its Affiliates and Host Marriott Corporation and its Affiliates will not be treated as Affiliates of each other) as Mortgagor or Tenant thereof; or

                  n. Advisor. RMR shall cease to be the sole Advisor to Borrower pursuant to and in accordance with the Advisory Agreement, without Agent's prior written consent or the Advisory Agreement shall be materially amended, supplemented or modified without Agent's prior written consent; or

                  o. Loan Documents. From and after the Effective Date, any guarantee given by a Subsidiary of Borrower in Section 9 or any Loan Document shall be terminated or otherwise shall cease to be in full force and effect or shall cease to give the Lenders the rights, powers and privileges purported to be created thereby or any party thereto other than Agent and the Lenders shall cease to be, or shall assert that it is not, bound thereby in accordance with its terms; then, and in any such event, (a) if such event is an Event of Default specified in paragraph (g) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Notes and any other Loan Document shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken:
(i) Agent may, or upon the request of the Majority Lenders, Agent shall, by notice to Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) Agent may, or upon the request of the Majority Lenders, Agent shall, by notice of default to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Notes and any other Loan Document to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                  7.2. Annulment of Acceleration. If payment on the Loans and the Notes is accelerated in accordance with Section 7.1 of this Agreement, then and in every such case, the Majority Lenders may, by an instrument delivered to Borrower (and to Agent and/or Administrative Agent, as applicable, to the extent it is or they are not participating in the giving of notice) annul such acceleration and the consequences thereof; provided that at the time such acceleration is annulled:

                  a. all arrears or interest on the Loans and the Notes and all other sums payable in respect of the Loans and pursuant to this Agreement, the Notes and each other Loan Document (except any principal of or interest or premium on the Loans and the Notes and other sums which have become due and payable only by reason of such acceleration) shall have been duly paid; and

                  b. every other Default or Event of Default shall have been duly waived or otherwise cured; provided, further, that no such annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

                  7.3. Cooperation by Borrower. To the extent that it lawfully may, Borrower agrees that it will not (and that it will cause its Subsidiaries not to) at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or of any Note or any other Loan Document.

                              SECTION 8.THE AGENTS

                  8.1. Appointment of Agent and Administrative Agent.

                  a. Each Lender hereby irrevocably designates and appoints Dresdner Kleinwort Benson North America LLC as Agent of such Lender and each of Fleet and the GBP Agent (as defined in the definition of "Administrative Agent"), as Administrative Agent of such Lender (with their respective functions as set forth in the definition of "Administrative Agent") (the Agent and Administrative Agent collectively being the "Loan Agents", and, for the purposes of Sections 8.1(c), 8.1(g), 8.1(h) and 8.1(l), each Co-Agent shall also be deemed to be a "Loan Agent") under this Agreement and the Loan Documents and the other documents or instruments delivered pursuant to or in connection herewith or therewith and each such Lender hereby irrevocably authorizes each Loan Agent, for such Lender, to take such action on behalf of each Lender under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Loan Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, no Loan Agent shall have any duties or responsibilities other than those expressly set forth in the Loan Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against either Loan Agent. No Co-Agent hereunder shall have any liability to any Person under this Agreement or the Loan Documents except in its capacity as a Lender.

                  b. Each Loan Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Loan Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  c.  None  of the  Loan  Agents  nor  any of  their  respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it under or in connection with the Loan Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by Borrower or any of its Subsidiaries or any other Person contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by either Loan Agent under or in connection with, the Loan Documents (including, without limitation, any Appraisal or valuation or any certificate or other report relating to the value of any Property or any Mortgage Interest), or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or otherwise or for any failure of Borrower or any of its Subsidiaries or any other Person to perform its obligations under the Loan Documents. The Loan Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of Borrower or any of its Subsidiaries or any other Person or to insure, protect or preserve any of the property of Borrower or any of its Subsidiaries or any other Person.

                  d. Each Loan Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower or its Subsidiaries), independent accountants and other experts selected by such or the other Loan Agent. Each Loan Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Loan Agent.

                  e. Each Loan Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Loan Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

                  f. No Loan Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default hereunder unless such Loan Agent shall have received notice from the other Loan Agent, a Lender or Borrower referring to this Agreement, describing such event, act or condition or Event of Default and stating that such notice is a "notice of default". In the event that a Loan Agent receives such a notice, such Loan Agent shall give prompt notice thereof to the Lenders and (provided such notice is not received from the other Loan Agent) to the other Loan Agent. Each Loan Agent shall take such action with respect to the rights and remedies given to such Loan Agent pursuant to the terms of the Loan Documents as shall be reasonably directed by the Majority Lenders; provided that, unless and until such Loan Agent shall have received such directions, such Loan Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as it shall deem advisable in the best interests of the Lenders.

                  g. Each Lender expressly acknowledges that none of the Loan Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by either Loan Agent hereinafter taken or hereinbefore taken in connection with the Existing Loan Agreement, including any review of the affairs of Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by that Loan Agent to any Lender. Each Lender represents to the Loan Agents that it has, independently and without reliance upon either Loan Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and its Subsidiaries, each Tenant, each Mortgagor and each Credit Support Obligor, and made its own decision to make its loans hereunder and enter into this Agreement, and that it has satisfied itself independently, without reliance on either of the Loan Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates, as to the compliance of the transactions contemplated hereby with all legal and regulatory requirements applicable to such Lender. Each Lender expressly acknowledges that its representation in the previous sentence shall not be restricted or construed in any way to import any reliance on either Loan Agent or any other Lender as a result of any duties or other actions which may have been undertaken by that Loan Agent or other Lender in connection with the Existing Loan Agreement, and, where such Lender is itself also a party to the Existing Loan Agreement, that such Lender's decision to make its Loans hereunder and enter into this Agreement is made independently of its decisions to enter into the Existing Loan Agreement and to make any loans thereunder. Each Lender also represents that it will, independently and without reliance upon either Loan Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower and its Subsidiaries, any Tenant, any Mortgagor or any Credit Support Obligor. Except for notices, reports and other documents expressly required to be furnished to the Lenders by that Loan Agent hereunder, neither Loan Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or credit-worthiness of Borrower and its Subsidiaries which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  h. Each Lender agrees to indemnify, defend (with counsel selected by each Loan Agent) and hold each Loan Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), and such Loan Agent's respective officers, directors, shareholders, employees and agents, ratably according to the aggregate loan percentages set forth opposite its name on Schedule 1 hereto, harmless for, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against such Loan Agent in any way relating to or arising out of the Loan Documents or the transactions contemplated thereby or any action taken or omitted by such Loan Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements resulting primarily from such Loan Agent's willful misconduct or gross negligence. The agreements in this Section shall survive the payment of the Notes.

                  i. Each Loan Agent and its affiliates may make loans to and generally engage in any kind of business with Borrower or any of its Subsidiaries as though such Loan Agent were not a Loan Agent hereunder. With respect to its pro rata share of the Loan made or extended by it and any Note issued to it, each Loan Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not a Loan Agent. The terms "Lender" and "Lenders" shall include each Loan Agent in its individual capacity.

                  j. A Loan Agent may resign as Loan Agent upon 30 days' written notice to the Lenders. In the event that a Loan Agent shall enter receivership, then the Lenders (other than the Lender which is acting as such Loan Agent, if applicable) may, by unanimous consent, remove such Loan Agent as Loan Agent under this Agreement. If a Loan Agent shall resign as such Loan Agent under this Agreement or a Loan Agent shall be removed, then the Majority Lenders shall within 30 days of such resignation or removal or, in the absence of such appointment, the resigning or removed Loan Agent shall, appoint a successor agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of such Loan Agent, and the term "Agent" or "Administrative Agent", as applicable, shall mean such successor agent effective upon its appointment, and the former Loan Agent's rights, powers and duties as Loan Agent shall be terminated, without any other or further act or deed on the part of such former Loan Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Loan Agent's resignation hereunder as Loan Agent or any Loan Agent's removal, the provisions of this Section 8.1 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Loan Agent under this Agreement.

                  k. Each Lender agrees to use its best efforts promptly upon an officer responsible for the administration of this Agreement becoming aware of any development or other information which may have a Material Adverse Effect or MAC to notify the other Lenders of the same. Each Loan Agent agrees that it shall promptly deliver to each Lender copies of all notices, demands, statements and communications which such Loan Agent gives to Borrower, except for routine notices of payment due under the Loan Documents and other miscellaneous notices, demands, statements and communications, the failure of delivery of which to each Lender shall not have a material adverse effect on any Lender. The foregoing notwithstanding, no Loan Agent shall have any liability to any Lender, nor shall a cause of action arise against any Loan Agent, as a result of the failure of such Loan Agent to deliver to any Lender any notice, demand, statement or communication required to be delivered by it under this Section 8.1(k), except to the extent such failure is due to the gross negligence or wilful misconduct of such Loan Agent.

                  l. Each Loan Agent shall endeavor to exercise the same care in administering the Loan Documents as it exercises with respect to similar transactions in which it is involved and where no other co-lenders or participants are involved; provided that the liability of such Loan Agent for failing to do so shall be limited as provided in the preceding paragraphs of this Section 8.1.

                  (m) Each Lender agrees that, as between it and any Loan Agent, any Loan Document or Appraisal, or other report or document with respect to which the approval of such Lender is required hereunder, sent to it for review shall be deemed consented to by it for purposes of any approval thereof by any Loan Agent if such

Lender does not give to such Loan Agent written notice of its objection thereto within five Business Days of its receipt thereof. The foregoing shall be for the benefit of such Loan Agent only and shall not be deemed a consent under any other provision of this Agreement or to confer any rights on Borrower or any of its Subsidiaries under this Agreement in any manner whatsoever.

                  (n) The Agent may from time to time at its discretion nominate one or more Lenders as Co-Agent, taking into consideration the magnitude of the Commitment offered or undertaken by such Lender.

                                   SECTION 9.
                              SUBSIDIARY GUARANTIES

                  9.1 Guaranties.

                  In order to induce the Lenders to enter into this Agreement and to make the Loans to Borrower hereunder, each Subsidiary of Borrower which is identified on the signature pages of this Agreement, agrees as follows:

                  (a) Each such Subsidiary of Borrower hereby unconditionally (subject to the next paragraph) and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal and interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower would accrue hereunder) on all Loans made to Borrower, and the full and punctual payment of all other amounts payable by Borrower under this Agreement (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code). Upon failure by Borrower to pay punctually any such amount, each such Subsidiary shall forthwith on demand pay the amount not so paid as if that Subsidiary instead of Borrower were expressed to be the principal obligor.

                  The  obligations  of each  Subsidiary  of Borrower  under this
Section 9 shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code or any applicable provisions of comparable state law, in each case after giving effect to all other liabilities of the relevant Subsidiary (contingent or otherwise) that are relevant under those laws.

                  In order to provide for just and equitable contribution among the Subsidiaries of Borrower, each such Subsidiary agrees that if any other Subsidiary makes payments under this Section 9 in an aggregate amount in excess of the net value of the benefits received by such other Subsidiary and its own Subsidiaries from extensions of credit under this Agreement, then the Subsidiary which has made such excess payments shall have a right of contribution against the other Subsidiaries of Borrower for such excess. However, this right of contribution shall be subject to Section 9.1(e) in all respects.

                  Each Subsidiary of Borrower acknowledges that the giving by it of this guarantee is a condition precedent to the making or maintenance of the Loans to Borrower and also acknowledges that a portion of the proceeds of the Loans may be advanced to it by Borrower, and accordingly the obligations guaranteed are being incurred for, and will inure to, its benefit.

                  (b) The obligations of each Subsidiary of Borrower hereunder shall be unconditional, irrevocable, direct and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by (and, to the fullest extent permitted by law, each such Subsidiary waives its rights in connection with):

                  (i) any extension, increase, renewal, settlement, compromise, waiver or release in respect of any obligation of Borrower hereunder, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to this Agreement;

                  (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security (if any) for any obligation of Borrower under this Agreement;

                  (iv) any change in the trust existence, structure or ownership of Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower or its assets or any resulting release or discharge of any obligation of Borrower contained in the Agreement;

                  (v) the existence of any claim, set-off or other rights which such Subsidiary may have at any time against Borrower, any Lender or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against Borrower for any reason of this Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by Borrower of the principal or interest on any Loan or any other amount payable by Borrower under this Agreement; or

                  (vii) any other act or omission to act or delay of any kind by Borrower, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 9, constitute a legal or equitable discharge of or defense to such Subsidiary's obligations hereunder.

                  (c) Each such Subsidiary's obligations hereunder shall remain in full force and effect until this Agreement shall have terminated and the principal and interest on all Loans and all other amounts payable by Borrower hereunder shall have been paid in full. Each such Subsidiary further agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payments, or any part thereof, of principal of or interest on any obligation of Borrower is rescinded or must otherwise be restored by Agent or any Lender upon the bankruptcy or reorganization of Borrower or otherwise.

                  (d) Each such Subsidiary irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Borrower or any other Person.

                  (e) Each Subsidiary irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of Borrower in respect thereof.

                  (f) Any Subsidiary Guarantor may be released from the guarantee set forth in this Section 9 by a written release executed by Agent on behalf of the Lenders upon Agent's satisfaction that such Subsidiary Guarantor has no remaining assets and is to be dissolved in accordance with clause (iv)(y) of the proviso to Section 6.3(a).

                                   SECTION 10.
                                     GENERAL

                  10.1 Choice of Law. THIS AGREEMENT AND THE NOTES SHALL BE CONTRACTS UNDER AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

                  10.2 Submission to Jurisdiction; Waiver of Jury Trial; etc. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, THE

NOTES OR ANY OTHER LOAN DOCUMENT, EACH OF BORROWER AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS; (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR IN ANY OTHER MANNER PERMITTED BY LAW, TO ANY THEN ACTIVE AGENT FOR SERVICE OF PROCESS ("PROCESS AGENT") AT ANY SPECIFIED ADDRESS OR TO BORROWER AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH ADMINISTRATIVE AGENT (WITH A COPY TO AGENT TO FOLLOW) SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH SERVICE IN THE MAILS AS AFORESAID), AND HEREBY WAIVES ANY CLAIM OF ERROR ARISING OUT OF SERVICE OF PROCESS BY ANY METHOD PROVIDED FOR HEREIN OR ANY CLAIM THAT SUCH SERVICE WAS NOT EFFECTIVELY MADE; (e) AGREES THAT THE FAILURE OF ITS PROCESS AGENT TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO IT SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT BASED THEREON; (f) TO THE EXTENT THAT BORROWER OR ANY SUCH SUBSIDIARY HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (g)
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, (i) ANY CLAIM THAT IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ANY OF ITS PROPERTY, (ii) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, AND (iii) ANY RIGHT TO A JURY TRIAL; AND (h) AGREES THAT AGENT AND EACH LENDER SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST BORROWER OR SUCH SUBSIDIARY IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT AND EACH LENDER TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF BORROWER AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY DESIGNATES THE FIRM OF SULLIVAN & WORCESTER, WITH OFFICES AT 767 THIRD AVENUE, NEW YORK,

NEW YORK 10017, ATTENTION: CHARLES M. DUBROFF, AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF NEW YORK AND SUCH PROCESS AGENT, BY ITS ACKNOWLEDGEMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS PROCESS AGENT FOR SERVICE OF PROCESS. IF SUCH PROCESS AGENT SHALL FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS PROCESS AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO AGENT BY REGISTERED OR CERTIFIED MAIL AND BORROWER AGREES (FOR ITSELF AND ITS SUBSIDIARIES) PROMPTLY TO DESIGNATE ANOTHER PROCESS AGENT IN THE CITY OF NEW YORK, SATISFACTORY TO AGENT UNDER THIS AGREEMENT, TO SERVE IN PLACE OF SUCH PROCESS AGENT AND DELIVER TO AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE PROCESS AGENT'S ACCEPTANCE OF SUCH DESIGNATION. SUCH ACTING PROCESS AGENT SHALL NEVERTHELESS CONTINUE TO SERVE AS PROCESS AGENT UNTIL ITS SUCCESSOR IS DULY APPOINTED.

                  10.3 Notices; Certain Payments. (a) All notices, consents and other communications to Borrower or any of its Subsidiaries, Agent, Administrative Agent or any Lender relating hereto to be effective shall be in writing and shall be deemed made (i) if by certified mail, return receipt requested, or facsimile, when received, (ii) if by telex, when sent answerback received, and (iii) if by courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other: (w) Borrower and its Subsidiaries: Health and Retirement Properties Trust, 400 Centre Street, Newton, Massachusetts 02158,
Attention: Messrs. David J. Hegarty and Ajay Saini (facsimile no. (617) 332-2261) with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Jennifer B. Clark, Esq. (facsimile no.
(617) 338-2880); (x) Agent: Dresdner Kleinwort Benson North America LLC, 75 Wall Street, 24th Floor, New York, New York 10005, Attention: Patrick Donelan and Huw Llewelyn (facsimile no. (212) 429-3219); (y) Administrative Agent: Fleet National Bank, One Federal Street, Boston, Massachusetts 02110, Attention: (in the case of a Notice of Borrowing) John Mann or DeLora Burke (facsimile no.
(617)  346-4682) or (in all other cases)  Ginger  Stolzenthaler  (facsimile  no.
(617) 346-4699); and (z) the Lenders : to the addresses specified opposite such Lenders' respective names on Schedule 1 hereto, with a copy (in the case of notices to the Agent, the Administrative Agent, or the Lenders) to O'Melveny & Myers LLP, 153 East 53rd Street, New York, New York 10022, Attention:
Christopher D. Hall, Esq. or Elizabeth Leckie, Esq. (facsimile no. (212) 326-2061).

                  (b) All payments on account of the Loans and the related Notes pursuant hereto or pursuant to the other Loan Documents shall be made to the account of the Administrative Agent at:

                                    Fleet National Bank
                                    Boston, Massachusetts
                                    ABA No. 011500010

                                    Account Name: Agency Services Wire Clearing
                                    G/L Account No. 150352-03156
                                    Reference:  Health and Retirement Properties
                                                  Trust
                                    Attention:  Martlyn Lorelli

together with irrevocable instructions to Administrative Agent to apply such payments under this Agreement. Administrative Agent may by written notice to Borrower specify or change its account and address for payment instructions hereunder.

                  10.4 No Waivers; Cumulative Remedies; Entire Agreement; Headings; Successors and Assigns; Counterparts; Severability. (a) No action, failure, delay or omission by Agent, Administrative Agent or any Lender in exercising any rights, powers, privileges and remedies under this Agreement, the Notes or any other Loan Document, or otherwise, shall constitute a waiver of, or impair, any of the rights, powers, privileges or remedies of Agent, Administrative Agent or any Lender hereunder or thereunder.

                  (b) No single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Such rights, powers, privileges and remedies are cumulative and not exclusive of any rights, powers, privileges and remedies provided by law or otherwise available, including, but not limited to, rights to specific performance (to the extent permitted by law) or any covenant or agreement contained in this Agreement or any of the Loan Documents. No waiver of any such right, power, privilege or remedy shall be effective unless given in writing by the Majority Lenders or as otherwise provided in Section 10.6. No waiver of any such right, power, privilege or remedy shall be deemed a waiver of any other right, power, privilege or remedy hereunder or thereunder. Every right, power, privilege and remedy given by this Agreement or by applicable law to Agent, Administrative Agent or any Lender may be exercised from time to time and as often as may be deemed expedient by Agent, Administrative Agent or any Lender.

                  (c) This Agreement, the Notes and the other Loan Documents constitute the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect.

                  (d) This Agreement, the Notes and the other Loan Documents (including all covenants, representations, warranties, rights, powers, privileges and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by, Agent, Administrative Agent and each Lender and their respective successors and assigns, except as otherwise expressly provided in this Agreement. Neither Borrower nor any of its Subsidiaries may directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of its rights or obligations and liabilities hereunder without the prior written consent of each Lender. Each of the Lenders may make, carry or transfer its pro rata share of the Loans at, to or for the account of, any of its branch offices or the office of one or more of its Affiliates. Further, each Lender may sell participations in all or any part of its pro rata share of the Loans or its Commitments or any other interest herein or in its Notes to another bank or Person, or with the prior written consent of Agent and Borrower (not to be unreasonably withheld; provided that Borrower's consent shall not be required if an Event of Default has occurred and is continuing) each Lender may assign its rights and delegate its obligations under this Agreement and any of the other Loan Documents and with the prior written consent of Agent and Borrower (not to be unreasonably withheld; provided that Borrower's consent shall not be required if an Event of Default has occurred and is continuing) may assign all or any part of its pro rata share of the Loans or its Commitment or any other interest herein or in its Notes to another bank or other Person in amounts not less than $5,000,000 (or any lesser amount in the case of an assignment by one Lender to another Lender) to any one assignee, in which event (i) in the case of an assignment, upon notice thereof by such Lender to Borrower, Agent and Administrative Agent and upon delivery to the Administrative Agent for its acceptance of an Assignment Agreement executed by an assigning Lender and an assignee, together with a processing fee of $3,500 payable by the assignor or the assignee to the Administrative Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided in the Assignment Agreement), the same rights and benefits as it would have if it were such Lender hereunder and the holder of a Note and to such extent shall be deemed a "Lender" for all purposes of this Agreement and the other Loan Documents, and (ii) in the case of a participation, the participant shall not have any rights under this Agreement or any Note or any other Loan Document (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto). In the case of such a participation, the terms of the agreement or agreements pursuant to which any such participation is created shall not confer upon the participant any right to vote its interest as a participant in respect of any matter relating to the Loans other than (w) the extension of the maturity of any Note or the time of payment of interest thereon, (x) the reduction of the rate of interest payable hereunder, (y) the reduction of any other amount payable hereunder or (z) the increase of such participant's share of the relevant
Lender's Commitment hereunder. Each Lender may furnish any information concerning Borrower and its Subsidiaries, the Advisor, any Tenant, any Mortgagor and any Credit Support Obligor in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                  (e) Each Lender agrees that such Lender shall not assign or offer to assign interests in its Notes in such a manner which would require that the Notes be registered under applicable securities laws. Each Lender represents that it is acquiring its respective Note for investment and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended; provided that the disposition of the Notes in accordance with the other provisions of this Section 10.4 shall at all times remain within the Lenders' control.

                  (f) This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

                  (g) In the event any one or more of the provisions contained in this Agreement or any Notes or any other Loan Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

                  10.5 Survival. The obligations of Borrower under Sections 2.6, 2.10, 2.12, 2.13, 2.14, 2.15, 5.12 and 10.7 (and all other indemnification and expense reimbursement obligations of Borrower under this Agreement) shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of Borrower hereunder and under the other Loan Documents. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the funding of the Loans.

                  10.6 Amendments and Waivers. With the written consent of the Majority Lenders, Agent and Borrower may, from time to time, enter into written amendments, supplements or modifications hereto or to any of the other Loan Documents and with the written consent of the Majority Lenders, Agent on behalf of the Lenders may execute and deliver to Borrower a written instrument waiving, on such terms and conditions as Agent may specify in such instrument, any of the requirements of this Agreement or the Notes or any Default or Event of Default and its consequences; provided that no such waiver and no such amendment, supplement or modification shall (a) extend the maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce or postpone the due date for the principal amount thereof or any other amount payable in connection herewith, or change the amount or terms of any Lender's

Commitment or amend, modify or waive any provision of this Section or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by Borrower or any of its Subsidiaries of any of its rights and obligations under this Agreement, in each case without the written consent of all the Lenders, (b) amend, modify or waive any provision of Section 8 or otherwise change any of the rights or obligations of either or both of the Loan Agents under any of the Loan Documents without the written consent of the affected Loan Agent or Loan Agents (as applicable) at the time, (c) with respect to Section 6.7, amend, modify or waive (y) any provision thereof in a manner which permits Borrower or any of its Subsidiaries to own, operate, acquire or fund income producing real property interests or facilities which do not offer health care or related services or rehabilitation or retirement services, or incidental activities to any of the foregoing, or (z) the proviso to Section 6.7, without, in the case of both clauses (y) and (z) of this clause (c), the written consent of the Majority Lenders, Agent and Borrower (provided that any other type of amendment, modification or waiver of Section 6.7 shall only require the written consent of the Majority Lenders, Agent and Borrower) or (d) amend, modify or waive any provision of this Section 10.6 without the written consent of all Lenders. In the case of any waiver, Borrower, Agent, Administrative Agent and the Lenders shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  10.7 Payment of Expenses and Taxes. Borrower agrees (a) to pay or reimburse each of Agent and Administrative Agent on demand for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Loan Documents or other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Agent and Administrative Agent, (b) to pay or reimburse each Lender, Agent and Administrative Agent on demand for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, or the satisfaction or review of conditions precedent to any borrowing other than that occurring on the Effective Date, including, without limitation, reasonable fees and disbursements of counsel to Agent and Administrative Agent and, in the case of enforcement or preservation of any rights under this Agreement, counsel to the several Lenders, and (c) to pay, indemnify, and to hold each Lender, Agent and Administrative Agent and their respective officers, directors, employees and agents harmless for, from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, Agent and Administrative Agent and their respective officers, directors, employees and agents harmless for, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, any claim resulting or arising out of the presence of Hazardous Materials in any of the Properties (all the foregoing, collectively, the "Indemnified Liabilities"), provided that Borrower shall have no obligation hereunder with respect to Indemnified Liabilities arising from (i) the willful misconduct of any such Lender or (ii) legal proceedings commenced against any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such.

                  10.8 Adjustments; Setoff.

                  (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loan, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause
(g) of Section 7.1, or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lenders' Loan, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon

                  (i) the filing of a petition under any of the provisions of the federal bankruptcy act or amendments thereto, by or against;

                  (ii) the making of an assignment for the benefit of creditors by;

                  (iii) the application for the appointment, or the appointment, of any receiver of, or of any of the property of;

                  (iv) the issuance of any execution against any of the property of;

                  (v) the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any of the property of; and/or

                  (vi) or the issuance of a warrant of attachment against any of the property of;

Borrower to set off and apply against any indebtedness, whether matured or unmatured, of Borrower to such Lender, any amount owing from such Lender to Borrower, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of set off may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena or order of warrant. Each Lender agrees promptly to notify Borrower, Agent and Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set off and application. The proceeds of any set off or application pursuant to this subsection (b) of
Section 10.8 shall be  distributed in accordance  with the preceding  subsection
(a).

                  10.9 Nonliability of Trustees.

                  (a) THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                  (b) THE DECLARATIONS OF TRUST ESTABLISHING HUB PROPERTIES TRUST DATED SEPTEMBER 12, 1996, HUB ACQUISITION TRUST DATED April 14, 1997, HUB LA PROPERTIES TRUST DATED MAY 12, 1997, HUB RI PROPERTIES TRUST DATED NOVEMBER 3, 1997 AND HUB WOODMONT INVESTMENT TRUST DATED JANUARY 30, 1998, A COPY OF EACH OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "TRUST SUBSIDIARIES DECLARATIONS"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAMES "HUB PROPERTIES TRUST", "HUB ACQUISITION TRUST", "HUB LA PROPERTIES TRUST", "HUB RI PROPERTIES TRUST" and "HUB WOODMONT INVESTMENT TRUST" REFER TO THE RESPECTIVE TRUSTEES UNDER THE RESPECTIVE TRUST SUBSIDIARIES DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE TRUST SUBSIDIARIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH TRUST SUBSIDIARY. ALL PERSONS DEALING WITH EACH TRUST SUBSIDIARY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH TRUST SUBSIDIARY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


                  [Remainder of page left blank intentionally]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                     HEALTH AND RETIREMENT
                                     PROPERTIES TRUST


                                     By: /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     DRESDNER KLEINWORT BENSON
                                     NORTH AMERICA LLC, as Agent


                                     By: /s/ Patrick Donelan
                                          Name:  Patrick Donelan
                                          Title: E.S.I


                                     By: /s/ I.D. Leigh
                                          Name:  I.D. Leigh
                                          Title: E.V.P.


                                     DRESDNER BANK AG, New York Branch
                                     and Grand Cayman Branch, as a
                                     Lender


                                     By: /s/ Andrew P. Nesi
                                          Name:  Andrew P. Nesi
                                          Title: Vice President


                                     By: /s/ Felix K. Camacho
                                          Name:  Felix K. Camacho
                                          Title: Assistant Treasurer


                                     FLEET NATIONAL BANK,
                                     as Administrative Agent and as a
                                     Lender



                                     By:/s/ Ginger Stolzenthaler
                                        Name:  Ginger Stolzenthaler
                                        Title: Senior Vice President

                                     BANK OF MONTREAL,
                                     as a Co-Agent and as a Lender


                                     By: /s/ Maureen T. Mills
                                          Name:  Maureen T. Mills
                                          Title: Director


                                     CIBC INC.,
                                     as a Co-Agent and as a Lender


                                     By: /s/ Judith Kirshner
                                          Name:  Judith Kirshner
                                          Title: Executive Director
                                                           CIBC Oppenheimer
                                                           Corp., as Agent


                                     CREDIT LYONNAIS,
                                     New York Branch,
                                     as a Co-Agent and as a Lender


                                     By: /s/ John C. Oberle
                                          Name:  John C. Oberle
                                          Title: Vice President


                                     FIRST UNION NATIONAL BANK,
                                     as a Co-Agent and as a Lender


                                     By: /s/ Joseph H. Towell
                                          Name:  Joseph H. Towell
                                          Title: Sr. Vice President


                                     KEY CORPORATE CAPITAL, INC.,
                                     as a Co-Agent and as a Lender

                                     By: /s/ Angela A. Mago
                                          Name:  Angela A. Mago
                                          Title: Sr. Vice President

                                     SOCIETE GENERALE,
                                     as a Co-Agent and as a Lender


                                     By: /s/ Sedare Coradin
                                          Name:  Sedare Coradin
                                          Title: Vice President


                                     THE SUMITOMO BANK, LIMITED,
                                     as a Lender


                                     By: /s/ James H. Broadley
                                          Name:  James H. Broadley
                                          Title: Vice President


                                     By: /s/ Brian M. Smith
                                          Name:  Brian M. Smith
                                          Title: Sr. Vice President &
                                                 Regional Mgr. (East)


                                     ABBEY NATIONAL TREASURY SERVICES
                                     PLC, as a Lender


                                     By: /s/ Richard Gambel
                                          Name:  Richard Gambel
                                          Title: Asset Backed Securities


                                     RIGGS BANK N.A.,
                                     as a Lender


                                     By:  /s/ Craig A. Havard
                                          Name:  Craig A. Havard
                                          Title: Vice President


                                     VIA BANQUE,
                                     as a Lender


                                     By: /s/ Christel Prot
                                         Name:  Christel Prot
                                         Title: Senior Director

                                     By: /s/ J.P. Vitte
                                          Name:  J.P. Vitte
                                          Title: Director General


                                     THE BANK OF NEW YORK,
                                     as a Lender


                                     By:  /s/ Walter C. Parelli
                                          Name:  Walter C. Parelli
                                          Title: Vice President


                                     BANK HAPOALIM, B.M.
                                     as a Lender


                                     By:  /s/ Jonathan Kulka
                                          Name:  Jonathan Kulka
                                          Title: First Vice President
                                                 and Branch Manager

                                     By:  /s/ Peter Dovas
                                          Name:  Peter Dovas
                                          Title: Vice President


                                     THE BANK OF NOVA SCOTIA,
                                     New York Agency,
                                     as a Lender


                                     By:  /s/ Christopher I. Grant
                                          Name:  Christopher I. Grant
                                          Title: Sr. Relationship Mgr.


                                     BANQUE NATIONAL DE PARIS,
                                     as a Lender


                                     By:  /s/ Judith Dowling
                                          Name:  Judith Dowling
                                          Title: Vice President


                                     By:  /s/ Charles H. Day
                                          Name:  Charles H. Day
                                          Title: Asst. Vice President

                                     THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD.,
                                     New York Branch,
                                     as a Lender


                                     By:  /s/ Hiroshi Kitada
                                          Name:  Hiroshi Kitada
                                          Title: Deputy General Mgr.


                                     DG BANK, DEUTSCHE
                                     GENOSSENSCHAFTSBANK,
                                     Cayman Island Branch,
                                     as a Lender


                                     By:  /s/ Novah McCann
                                          Name:  Novah McCann
                                          Title: Sr. Vice President


                                     By:  /s/ Karen A. Brinkman
                                          Name:  Karen A. Brinkman
                                          Title: Vice President


                                     BANK OF IRELAND,
                                     as a Lender


                                     By:  /s/
                                          Name:
                                          Title:


                                     ARAB AMERICAN BANK,
                                     as a Lender


                                     By:  /s/ Nicholas A. Kanaris
                                          Name:  Nicholas A. Kanaris
                                          Title: Vice President


                                     By:  /s/ William A. Reynolds
                                          Name:  William A. Reynolds
                                          Title: Vice President

                                     RZB-FINANCE LLC,
                                     as a Lender


                                     By:  /s/ John A. Valiska
                                          Name:  John A. Valiska
                                          Title: Vice President


                                     By: /s/ Pearl Geffers
                                          Name:  Pearl Geffers
                                          Title: Vice President


                                     COMERICA BANK,
                                     as a Lender


                                     By: /s/ Leslie A. Vogel
                                          Name:  Leslie A. Vogel
                                          Title: Account Officer


For the purposes of Section 9:       HEALTH AND RETIREMENT
                                     PROPERTIES INTERNATIONAL, INC.


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     CAUSEWAY HOLDINGS INC.


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     CHURCH CREEK CORPORATION


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer

                                     HUB PROPERTIES TRUST


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer



                                     HUB ACQUISITION TRUST


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB LA PROPERTIES TRUST


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB RI PROPERTIES TRUST


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB WOODMONT INVESTMENT TRUST


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB REALTY FUNDING, INC.



                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer

                                     HUB MANAGEMENT, INC.



                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB REALTY COLLEGE PARK, INC.



                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     INDEMNITY COLLECTION
                                     CORPORATION


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer



                                     HUB REALTY KANSAS CITY, INC.


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB REALTY GOLDEN, INC.


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB REALTY COLLEGE PARK I, LLC


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer

                                     HUB LA LIMITED PARTNERSHIP


                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer


                                     HUB WOODMONT LLC



                                     By:  /s/ Ajay Saini
                                          Name:  Ajay Saini
                                          Title: Treasurer

                                    EXHIBIT A
                            [FORM OF PROMISSORY NOTE]
                                 PROMISSORY NOTE

$___________    New York, New York
                                                               _________, 1998

                  FOR VALUE RECEIVED, the undersigned, HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust organized under the laws of the State of Maryland (the "Borrower"), hereby unconditionally promises to pay to the order of ___________ (the "Lender") in lawful money of the United States of America and in immediately available funds, the lesser of (a) ____________ or
(b) the unpaid outstanding principal amount from time to time of the Loans from the Lender to the Borrower pursuant to the Loan Agreement hereinafter referred to, on the Termination Date; provided that Loans denominated in GBP shall be repaid in the currency required by and otherwise in accordance with and subject to the terms of the Loan Agreement.

                  The undersigned further agrees to pay interest in like money on the unpaid principal amount of such Loans (including, without limitation, any interest accrued and unpaid as at the date of this Note) on the dates and at the rate or rates and in the currency provided for in the Loan Agreement until paid in full (both before and after judgment). The holder of this Note is authorized to endorse from time to time the date and amount of the Loans, any conversions or continuations thereof, each payment of principal with respect thereto and whether such Loans are Base Rate Loans, Eurocurrency Loans or Alternate Rate Loans on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsements shall constitute prima facie evidence of the accuracy of the information endorsed. Any failure to make any such endorsement, however, shall not limit or otherwise affect the obligations of Borrower under this Note.

                  All payments of principal and interest hereunder shall be made to the account of the Administrative Agent referred to below designated in or pursuant to the Loan Agreement for payments thereunder for the benefit of the Lender named herein.

                  This Note is one of the Notes referred to in the Fourth Amended and Restated Revolving Loan Agreement dated as of April 2, 1998 among the Borrower, the Lenders named therein, Dresdner Kleinwort Benson North America LLC, as Agent, and Fleet National Bank, as Administrative Agent (as the same may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). The holder of this Note is entitled to the benefits of the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the same meanings. Reference is made to the Loan Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.
                  The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  The Declaration of Trust of the Borrower provides that the name "Health and Retirement Properties Trust" refers to the Trustees under the Declaration of Trust (the "Trustees") collectively as Trustees, but not individually or personally, and that no Trustee, officer, shareholder, employee or agent of the Borrower shall be held to any personal liability, jointly or severally, for any obligation of, as claims against, the Borrower.

                  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


                                        HEALTH AND RETIREMENT
                                        PROPERTIES TRUST

                                        By:
                                             Name:
                                             Title:

                Amount and
Date of         Currency of         Eurocurrency,
Loan,           Loan, Conversion    Base Rate or       Amount of        Notation
Conversion      or Continuation     Alternate Rate     Principal        Made By
or                                  Loan               Repaid
Continuation

                                    EXHIBIT B
                          [FORM OF NOTICE OF BORROWING]
                               NOTICE OF BORROWING

                  Pursuant to that certain Fourth Amended and Restated Revolving Loan Agreement dated as of April 2, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Loan Agreement) among Health and Retirement Properties Trust ("Borrower"), the Lenders party thereto, Dresdner Kleinwort Benson North America LLC, as Agent, and Fleet National Bank, as Administrative Agent, this certificate represents Borrower's Notice of Borrowing under Section 2.3(a) of the Loan Agreement for the borrowing described below (the "Borrowing"). The information relating to the Borrowing required by Section 2.3(a) of the Loan Agreement is as follows:

                  (i) The proposed Borrowing Date is [date].

                  (ii) The proposed Borrowing is to be denominated in [U.S.$] [GBP].

                  (iii) The proposed Borrowing is of [$][GBP]_________ [in Eurocurrency Loans] [and] [$][GBP]__________ in Base Rate
Loans].

                  [(iv)  The  initial   Interest   Period   applicable   to  the
Eurocurrency Loans, if applicable, is [one, two, three or six months][state other period].]

                  [(v)] The account of Borrower to which the net proceeds of the requested Loans are to be credited is:

                             [State Street Bank and Trust Company
                             225 Franklin Street
                             Boston, Massachusetts
                             ABA No. 011-0000-28
                             Account Name:  Health and Retirement Properties
                                           Trust
                             Account No.:  3147-324-2]
                             [or give details of other account]


                  [(vi)] Borrower's representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date hereof unless stated in the relevant Loan Document to relate to a specific earlier date, in which case such representations and warranties are true, correct and complete in all material respects as of such earlier date.

                  [(vii)] No event has occurred and is continuing or would result from the proposed Borrowing that would constitute a Default or Event of Default.

                  [(viii)] The amount of the proposed  Borrowing  will not cause
the  aggregate   outstanding  principal  amount  of  the  Loans  to  exceed  the
Commitments currently in effect.

                  [(xi)] The amount of the proposed Borrowing will not cause the aggregate amount of the Loans outstanding denominated in GBP to exceed the Equivalent Amount of $100,000,000 (as determined in accordance with Section 1.3(b) of the Loan Agreement).

                  [Borrower confirms to you pursuant to Section 2.3(a) of the Loan Agreement that Borrower has irrevocably given telephonic notice of such borrowing under the Loan Agreement pursuant to the telephone conversation on [date] between ____________ and ____________.]

                  Please pay the proceeds of such Loans into the account whose details are given below:




 DATED:                             HEALTH AND RETIREMENT PROPERTIES TRUST

                                    By:

                                    Its:

                                    EXHIBIT C
                   [FORM OF NOTICE OF CONTINUATION/CONVERSION]
                        NOTICE OF CONTINUATION/CONVERSION


                  Pursuant to that certain Fourth Amended and Restated Revolving Loan Agreement dated as of ________________, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Loan Agreement) among Health and Retirement Properties Trust ("Borrower"), the Lenders party thereto, Dresdner Kleinwort Benson North America LLC, as Agent and Fleet National Bank, as Administrative Agent, this certificate represents Borrower's Notice of Continuation/Conversion under Section 2.5(b) of the Loan Agreement for the Loans specified below.

                  Borrower hereby requests to [continue as Eurocurrency Loans $__________ in aggregate principal amount of the outstanding Eurocurrency Loans, the current Interest Period of which ends on __________, 19__][and][convert to [Base Rate Loans][Eurocurrency Loans] $__________ in aggregate principal amount of the outstanding [Eurocurrency Loans, the current Interest Period of which ends on __________][Base Rate Loans][Alternate Rate Loans]]. The date for such [continuation] [and] [conversion] shall be . [The Interest Period for such continued or converted (as applicable) Eurocurrency Loans is requested to be [a __________ month period][a __________ period, if agreed by all Lenders.]

                  Borrower hereby certifies that:

                  (i) No event has occurred and is continuing or would result from the proposed Borrowing that would constitute a Default or Event of Default.

                  (ii) Borrower's representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date hereof unless stated in the relevant Loan Document to relate to a specific earlier date, in which case such representations and warranties are true, correct and complete in all material respects as of such earlier date.

                  [Borrower confirms to you pursuant to Section 2.5(b) of the Loan Agreement that Borrower has irrevocably given telephonic notice of such continuation/conversion under the Loan Agreement pursuant to the telephone conversation on [date] between ____________ and __________.]

DATED:                                 HEALTH AND RETIREMENT PROPERTIES TRUST


                                       By:
                                       Its:

                                    EXHIBIT D
                        [FORM OF SUBORDINATION AGREEMENT]


                             SUBORDINATION AGREEMENT



                  THIS SUBORDINATION AGREEMENT (this "Agreement") is dated as of April 2, 1998 among REIT MANAGEMENT & RESEARCH, INC., a Delaware corporation (together with its successors and assigns, the "Subordinated Creditor"), FLEET NATIONAL BANK (the "Administrative Agent"), on behalf of itself, and the Agent (both as defined below) and the other lenders (the "Lenders") named in the Loan Agreement (as defined below) and the other holders or obligees from time to time of or with respect to the Senior Obligations (as defined below) as beneficiaries hereof (the Administrative Agent, Agent, Lenders and such other holders and obligees, together the "Senior Creditors" and each a "Senior Creditor"), and HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, and its successors and assigns (the "Borrower").

                  WHEREAS, pursuant to the Loan Agreement, each of the Lenders has extended a commitment to make or continue Loans (as defined in the Loan Agreement) to the Borrower; and

                  WHEREAS, pursuant to the Advisory Agreement (as defined below), the Borrower engaged the Subordinated Creditor for the purpose of, among other things, providing the Borrower management and administrative services with respect to the Borrower's properties; and

                  WHEREAS,   it  is  a  condition   precedent  to  the  Lenders'
obligation to make or continue Loans to the Borrower pursuant to the Loan Agreement that the Advisor and the Borrower enter into this Agreement.

                  NOW, THEREFORE, in consideration of the Loans to be made or continued by the Lenders to the Borrower pursuant to the Loan Agreement, and in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

                  SECTION 1.

                  1.1 As used herein the following terms shall have the following meanings:

                  "Administrative Agent" has the meaning set forth in the recitals hereto and shall include any other Senior Creditor appointed to act as administrative agent under the Loan Agreement instead of such Administrative Agent.

                  "Advisory Agreement" means the Advisory Agreement, dated as of January 1, 1998, by and between the Borrower and the Subordinated Creditor, as amended, supplemented or modified from time to time in a manner not inconsistent with the terms hereof or of the Loan Agreement.

                  "Agent" means Dresdner Kleinwort Benson North America LLC, as agent under the Loan Agreement.

                  "Borrower" has the meaning set forth in the recitals hereto.

                  "Lenders" has the meaning set forth in the recitals hereto.

                  "Loans" means the loans made or continued or to be made by the Lenders to the Borrower pursuant to the Loan Agreement.

                  "Loan Agreement" means the Fourth Amended and Restated Revolving Loan Agreement dated as of April 2, 1998, among the Borrower, the Agent, the Administrative Agent, and the Lenders, as the same may be amended, supplemented or modified from time to time.

                  "Loan Documents" has the meaning set forth in the Loan Agreement.
                  "Notes" shall mean, collectively, the promissory notes of the Borrower to the Lenders outstanding from time to time under the Loan Agreement.

                  "Senior Creditor" has the meaning set forth in the recitals hereto.

                  "Senior Obligations" shall mean (a) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues or would accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed as a claim in such case, proceeding or other action), the Loans and the Notes, and (b) all other indebtedness, obligations and liabilities of the Borrower to the Agent, Administrative Agent, or any of the Lenders now existing or hereafter incurred or created under the Notes, the Loan Agreement and any other Loan Document.

                  "Subordinated Creditor" has the meaning set forth in the recitals hereto.

                  "Subordinated Obligations" shall mean any and all fees, commissions, compensation and other amounts (other than reimbursements for reasonable out of pocket expenses of the Advisor) payable to the Advisor or any of its affiliates from time to time pursuant to the Advisory Agreement or any other agreement now or hereafter entered into by the Borrower and the Advisor.

                  1.2 Other Definitional Provisions.

                  (a) All terms used in this Agreement and defined in the Loan Agreement and not otherwise defined herein shall have the meanings so defined in the Loan Agreement.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified and, where appropriate, the singular shall include the plural.

                  SECTION 2.

                  2.1 The Subordinated Creditor agrees, for itself and any future holder of the Subordinated Obligations, that the Subordinated Obligations are and shall at all times during the term hereof be expressly subordinate and junior in right of payment (as defined in Section 2.2) to all Senior Obligations, and that it shall not at any time during such term file or participate in the filing of any petition to initiate proceedings under the U.S. Bankruptcy Code, 11 U.S.C. ss. 101 et seq., against the Borrower.

                  2.2 "Subordinate and junior in right of payment" shall mean that:

                           (a) At any time  prior to the  payment in full of all
                  Senior Obligations no direct or indirect payment on account of the Subordinated Obligations shall be made, nor shall any property or assets of the Borrower or any of its Subsidiaries be applied to the satisfaction of the Subordinated Obligations, in whole or in part, nor shall the Subordinated Creditor take, demand, receive or institute legal proceedings to recover, and the Borrower will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or security for the whole or any part of the Subordinated Obligations (all of the foregoing actions being hereinafter referred to as "Restricted Actions"), if at the time of or immediately after giving effect to such Restricted Action a Default or an Event of Default exists or would exist and is or would be continuing.

                           (b) (i) In the event of any distribution, division or
                  application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of the Borrower or the proceeds thereof, to any creditor or creditors of the Borrower other than in the ordinary course of business or as permitted in the Loan Agreement or (ii) upon any indebtedness of the Borrower becoming due and payable (or a proof of claim in respect thereof being filed in any applicable proceeding) by reason of any liquidation, dissolution or other winding up of the Borrower or its business or by reason of any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or any proceeding by or against the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, or
                  (iii) in the event that any amounts owing under the Loan Agreement, the Notes or any of the other Loan Documents have become, or have been declared to be, due and payable (and have not been paid in accordance with their terms), then and in any such event, any payment or distribution of any kind or character in respect of the Borrower, whether in cash, property or securities, which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Subordinated Creditor pursuant to or in respect of the Subordinated Obligations, shall instead be paid over or delivered to the Administrative Agent on behalf of the Senior Creditors which have Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) and promptly be applied (subject to applicable law) as a payment or prepayment on account of the Senior Obligations which are then due and payable pro rata in accordance with the amounts thereof then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) and in the order of priority for payment of Senior Obligations set forth in the Loan Agreement, and the Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) shall have been fully and finally paid and satisfied.

                  SECTION 3.

                  3.1 The Subordinated Creditor irrevocably authorizes and empowers the Administrative Agent on behalf of the Senior Creditors under the circumstances set forth in clause (i) or (ii) of Section 2.2(b), to demand, sue for, collect and receive every such payment or distribution referred to in such Section and give acquittance therefor, and take such other proceedings, in the name of the Senior Creditors or in the name of the Subordinated Creditor or otherwise, as the Administrative Agent may deem reasonably necessary or advisable for the enforcement of the subordination provisions of this Agreement. The Subordinated Creditor hereby agrees, under the circumstances set forth in clause (i) or (ii) of Section 2.2(b), duly and promptly to take such action as may be reasonably requested at any time and from time to time by the Administrative Agent to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments or other instruments as may be reasonably requested by the Administrative Agent in order to enable the Administrative Agent on behalf of the Senior Creditors to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations. Any such amounts received by the Administrative Agent shall be applied (subject to applicable law) to the payment of the Senior Obligations pro rata in accordance with the amounts thereof then due and payable (or in respect of which proofs of claim have been filed in any applicable proceeding) and in the order of priority for payment of Senior Obligations set forth in the Loan Agreement.

                  3.2 Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Subordinated Creditor pursuant to or in respect of the Subordinated Obligations, and such collection or receipt is at the time prohibited hereunder (or the making of such payment or distribution was so prohibited on the date of making thereof), the Subordinated Creditor will forthwith turn over the same to the Administrative Agent, in the form received (except for the endorsement or the assignment of the Subordinated Creditor when necessary) and, until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of the Senior Creditors. Any such amounts received by the Administrative Agent shall be applied (subject to applicable law) to the payment of the Senior Obligations pro rata in accordance with the amounts thereof then due and payable (or in respect of which proofs of claim have been filed in any applicable proceeding) and in the order of priority for payment of Senior Obligations set forth in the Loan Agreement.

                  3.3 (a) Subject to the  provisions  of  paragraph  (b) of this
Section 3.3, the Subordinated Creditor shall be subrogated to the rights of the Senior Creditors to receive payments or distributions of cash, property or securities made on the Senior Obligations until the Senior Obligations shall be paid in full;

and, for the purposes of such subrogation, payments or distributions to the Senior Creditors of any cash, property or securities to which the Subordinated Creditor would be entitled except for the provisions of this Agreement shall, as between the Borrower and its creditors other than the Senior Creditors and the Subordinated Creditor, be deemed to be a payment by the Borrower to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Senior Creditors, on the other hand. The purpose of this Section 3.3 is to grant to the Subordinated Creditor the same rights against the Borrower with respect to the aggregate amount of such payments or distributions as the Senior Creditors would have against the Borrower if such aggregate amount were considered overdue Senior Obligations.

                  (b) Notwithstanding any payment or payments made by the Subordinated Creditor hereunder or any application of funds of the Subordinated Creditor by the Administrative Agent or any Senior Creditor, the Subordinated Creditor shall not be entitled to be subrogated to any of the rights of any Senior Creditor against the Borrower or against or under any collateral security or guarantee or right of offset held by or for the benefit of any Senior Creditor for the payment of the Senior Obligations, nor shall the Subordinated Creditor seek any reimbursement from the Borrower or against or under any collateral security or guarantee or right of offset in respect of payments made by the Subordinated Creditor hereunder, until all amounts owing to each Senior Creditor by the Borrower for or on account of the Senior Obligations are finally paid in full.

                  SECTION 4.

                  4.1  The  Subordinated   Creditor  represents,   warrants  and
covenants that:

                           (a) The Advisory Agreement delivered to the Administrative Agent on the date hereof has been duly and validly executed and constitutes the only Contractual Obligation of the Borrower to the Advisor and of the Advisor to the Borrower;

                           (b) Subordinated  Obligations  currently or hereafter
                  payable to the Subordinated Creditor by the Borrower (i) are or will be payable free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Creditor other than the interest of the Senior Creditors under this Agreement, and
                  (ii) are or will be payable solely and exclusively to the Subordinated Creditor and to no other Person (other than to the Administrative Agent on behalf of the Senior Creditors hereunder), without deduction for any defense, offset or counterclaim;

                           (c) the Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Subordinated Creditor, do not require any authorization or other action on the part of its shareholders, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of the Subordinated Creditor (other than those which have been obtained) and will not violate any Requirement of Law or Contractual Obligation applicable to the Subordinated Creditor;

                           (d) no consent,  authorization  of,  filing with,  or
                  other act by or in respect of any Governmental Authority is required in connection with the authorization, execution, delivery and performance by the Subordinated Creditor of this Agreement (other than those which have been obtained and are in full force and effect); and

                           (e) this  Agreement  constitutes  a legal,  valid and
                  binding obligation of the Subordinated Creditor, enforceable against the Subordinated Creditor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally applicable to, and in any proceeding under such laws relating to, the Subordinated Creditor as debtor or insolvent.

                  4.2 The Borrower represents, warrants and covenants that:

                           (a) the Borrower has full power,  authority and legal
                  right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Borrower, do not require any authorization or other action on the part of its shareholders, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower (other than those which have been obtained) and will not violate any Requirement of Law or Contractual Obligation applicable to the Borrower;

                           (b) no consent,  authorization  of,  filing with,  or
                  other act by or in respect of any Governmental Authority is required in connection with the authorization, execution, delivery and performance by the Borrower of this Agreement (other than those which have been obtained and are in full force and effect); and

                           (c) this  Agreement  constitutes  a legal,  valid and
                  binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally applicable to, and in any proceeding under such laws relating to, the Borrower as debtor or insolvent.

                  SECTION 5.

                  5.1 No payment or payments  made by the  Borrower or any other
Person or received or collected by the Administrative Agent or any Senior Creditor from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction or payment of the Senior Obligations shall be deemed to modify, reduce, release or otherwise affect the obligations of the
Subordinated Creditor hereunder or the subordination provided for herein which shall, notwithstanding any such payment or payments, continue until the Senior Obligations are paid in full. The Subordinated Creditor hereby consents that, without the necessity of any reservation of rights against the Subordinated Creditor and without notice to or further assent by the Subordinated Creditor, any demand for payment of any of the Senior Obligations made by the Administrative Agent or any Senior Creditor may be rescinded in whole or in part by the Administrative Agent or such Senior Creditor and any of the Senior Obligations continued, and the Senior Obligations, or the liability of any other party upon or for any part thereof, and the Loan Agreement, other Loan Documents or any other collateral security document, collateral security or guarantee from time to time therefor or relating thereto, or other document or right with respect thereto, with respect to the Senior Creditors or any particular Senior Creditor may, from time to time, in whole or in part, be renewed, extended, amended, modified, supplemented, accelerated, compromised, waived, sold, exchanged, or be surrendered or released or terminated or be unconsummated, or otherwise dealt with in any manner specified above or otherwise, in whole or in part, as such Senior Creditor or Senior Creditors or the Administrative Agent may deem advisable from time to time, all without the necessity of any reservations of rights against the Subordinated Creditor and without notice to or further assent by the Subordinated Creditor, which will remain bound hereunder and all without affecting the subordination provided for herein, notwithstanding any of the foregoing events or circumstances. The Administrative Agent and the Senior Creditors shall have no obligation or duty to take, accept, protect, secure, perfect, preserve or insure, or enforce or make demand in respect of, any security interest, pledge, mortgage or other lien or encumbrance, collateral security document or collateral security at any time held or contemplated to be held as security for, or any guarantee or contemplated guarantee of, the Senior Obligations. When making any demand hereunder against the Subordinated Creditor, the Administrative Agent may in its sole discretion, but shall be under no obligation to, make a similar demand on the Borrower or any co-obligor or guarantor, or proceed against any collateral security or under any collateral security document or guarantee or other document or right, and any failure by the Administrative Agent to make any such demand or to collect any payments from the Borrower or any such co-obligor or guarantor, or proceed against any collateral security or under any collateral security document or guarantee or other document or right, or any release of the Borrower or such co-obligor or guarantor or under or in respect of any collateral security or any collateral security document or guarantee or other document or right, shall not affect the subordination provided for herein or relieve the Subordinated Creditor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Senior Creditor against the Subordinated Creditor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  5.2 The Subordinated  Creditor  irrevocably waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by any Senior Creditor upon this Agreement, and the Senior Obligations, existing and future, and all dealings between the Borrower or the Subordinated Creditor and the Administrative Agent and each Senior Creditor, and any of them, shall conclusively be deemed and presumed to have been created, contracted, incurred, had or consummated in reliance upon this Agreement. The Subordinated Creditor irrevocably waives notice of or proof of reliance on this Agreement and diligence, protest, demand for payment and notice of default or nonpayment and any other notice or demand whatsoever to or upon the Borrower or the Subordinated Creditor with respect to the Senior Obligations and any right to notice of resale of any collateral security (if any), and, in respect of the Administrative Agent and the Senior Creditors, any other rights of a "debtor" under the Uniform Commercial Code as in effect from time to time in the State of New York (or any other relevant jurisdiction) (collectively, the "UCC"), and irrevocably agrees not to assert in any suit, action or other legal proceeding relating to this Agreement, or otherwise, that it has, in respect of the Administrative Agent and the Senior Creditors, status as, or any rights of, a "debtor" under the UCC, or any defense to or discharge of its obligations hereunder or the subordination contemplated herein based on any such rights. This Agreement shall be construed as a continuing, absolute, unconditional and irrevocable subordination without regard to the validity, regularity or enforceability of any of the Loan Documents, any of the Senior Obligations or any security interest, pledge, mortgage or other lien or encumbrance, or other collateral security or collateral security document, or any guarantee therefor or other document or right with respect thereto at any time or from time to time held by or in favor of any Senior Creditor and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by the
Borrower,   the   Subordinated   Creditor  or  any  other  Person   against  the
Administrative Agent or any Senior Creditor, or any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Subordinated Creditor or any other Person) which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Borrower for or to any of the Senior Obligations, or an equitable or legal discharge or defense of the Subordinated Creditor under this Agreement or otherwise, in bankruptcy or in reorganization or in any other instance, and the obligations and liabilities of the Subordinated Creditor hereunder and the subordination contemplated herein shall not be conditioned or contingent upon the pursuit by the Administrative Agent, any Senior Creditor or any other Person at any time of any right or remedy against the Borrower or against any other Person which may be or become liable in respect of all or any part of the Senior Obligations or against or under any security interest, pledge, mortgage or other lien or encumbrance, or other collateral security or collateral security document, or any guarantee or other document or right with respect thereto. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Borrower and the Subordinated Creditor and the successors and assigns thereof, and shall inure to the benefit of each Senior Creditor, and its successors, endorsees, transferees and assigns, until the Loan Agreement and all other Loan Documents have been terminated in accordance with their terms and all the Senior Obligations and the obligations and liabilities of the Subordinated Creditor under this Agreement shall have been satisfied by final payment or performance in full.

                  5.3 This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Senior Obligations is rescinded or must otherwise be restored or returned by any Senior Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Subordinated Creditor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Subordinated Creditor or any substantial part of their respective property, or for any other reason whatsoever, all as though such payments had not been made.

                  SECTION 6.

                  6.1 The Subordinated Creditor will not (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any Person unless (x) such Person has expressly acknowledged to the Administrative Agent, in writing in form and substance satisfactory to the Administrative

Agent, the subordination provided for herein and agrees to be bound by all the terms hereof, and (y) the Subordinated Creditor has expressly guaranteed to the Administrative Agent, in writing in form and substance satisfactory to the Administrative Agent, the performance by such Person of such Person's obligations under Section 3.2 of this Agreement; or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Person unless the Subordinated Creditor has obtained the prior written consent of the Administrative Agent (which consent may be withheld in the Administrative Agent's sole discretion) and such Person expressly acknowledges to the Administrative Agent in writing the subordination provided for herein and agrees to be bound by all of the terms hereof. Without the prior written consent of the Administrative Agent the Subordinated Creditor and the Borrower will not amend or supplement the Advisory Agreement as in effect on the date hereof or enter into any other agreement that directly or indirectly (a) increases the Subordinated Obligations payable to the Advisor or modifies the basis on which any Subordinated Obligations are payable in a manner which could increase the Subordinated Obligations payable to the Advisor or provides for any additional Subordinated Obligations to be paid to the Advisor, or (b) provides for or results in Subordinated Obligations becoming due and payable earlier than is contemplated by the Advisory Agreement as in effect on the date hereof or (c) provides for or results in any services of the Advisor contemplated by the Advisory Agreement being performed by any Person (including any Affiliate of the Advisor) other than the Advisor.

                  6.2 Except as otherwise expressly set forth herein, this Agreement is intended to create a relationship among independent contractors and nothing in this Agreement shall be deemed to create a fiduciary, agency or trust relationship in favor of the Advisor or the Borrower.

                  6.3 The Advisor hereby acknowledges receipt of copies of the Loan Agreement and all other Loan Documents.


                  SECTION 7.

                  7.1 CHOICE OF LAW. THIS AGREEMENT SHALL BE A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  7.2 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN ANY SUIT, ACTION OR OTHER LEGAL

PROCEEDING RELATING TO THIS AGREEMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY TELEX, OR IN ANY OTHER MANNER PERMITTED BY LAW, TO ANY THEN DESIGNATED AGENT FOR SERVICE OF PROCESS ("PROCESS AGENT") AT ANY SPECIFIED ADDRESS OR TO THE SUBORDINATED CREDITOR AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH SERVICE IN THE MAILS AS AFORESAID), AND HEREBY WAIVES ANY CLAIM OF ERROR ARISING OUT OF SERVICE OF PROCESS BY ANY METHOD PROVIDED FOR HEREIN OR ANY CLAIM THAT SUCH SERVICE WAS NOT EFFECTIVELY MADE; (e) AGREES THAT THE FAILURE OF ITS PROCESS AGENT FOR SERVICE OF PROCESS TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO IT SHALL NOT IMPAIR OR EFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT BASED THEREON; (f) TO THE EXTENT THAT THE SUBORDINATED CREDITOR HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (g) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT, (i) ANY CLAIM THAT IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ANY OF ITS PROPERTY,
(ii) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, AND (iii) ANY RIGHT TO A JURY TRIAL; AND (h) AGREES THAT THE ADMINISTRATIVE AGENT SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST THE SUBORDINATED CREDITOR IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY DESIGNATES THE FIRM OF SULLIVAN & WORCESTER LLP, ATTENTION: JENNIFER B. CLARK, ESQ., WITH OFFICES AT ONE POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109 AND 767 THIRD AVENUE, NEW YORK, NEW YORK 10017 (AND AT SUCH OTHER OFFICES OF PROCESS AGENT IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK AS PROCESS AGENT SHALL NOTIFY ADMINISTRATIVE AGENT IN WRITING), AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF NEW YORK AND SUCH PROCESS AGENT, BY ITS ACKNOWLEDGMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS PROCESS AGENT FOR SERVICE OF PROCESS. IF SUCH PROCESS AGENT SHALL

FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS SUCH PROCESS AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO THE ADMINISTRATIVE AGENT BY REGISTERED OR CERTIFIED MAIL AND THE SUBORDINATED CREDITOR AGREES PROMPTLY TO DESIGNATE ANOTHER PROCESS AGENT IN THE CITY OF NEW YORK, SATISFACTORY TO THE ADMINISTRATIVE AGENT TO SERVE IN PLACE OF SUCH PROCESS AGENT AND DELIVER TO THE ADMINISTRATIVE AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE PROCESS AGENT'S ACCEPTANCE OF SUCH DESIGNATION. SUCH ACTING PROCESS AGENT SHALL NEVERTHELESS CONTINUE TO SERVE AS PROCESS AGENT UNTIL ITS SUCCESSOR IS DULY APPOINTED.

                  7.3 Notices; Certain Payments. (a) All notices, consents and other communications to the Borrower, the Subordinated Creditor or the Administrative Agent relating hereto to be effective shall be in writing and shall be deemed made (i) if by mail or facsimile, when received, (ii) if by telex, when sent answerback received, and (iii) if by courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other: (w) the Borrower:
Health and Retirement Properties Trust, 400 Centre Street, Newton, Massachusetts 02158, Attention: David J. Hegarty, President (facsimile no. (617) 332-2261) with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Jennifer B. Clark, Esq. (facsimile no. (617) 338-2880); (x) the Subordinated Creditor: REIT Management & Research, Inc., 400 Centre Street, Newton, Massachusetts 02158. Attention: President (facsimile no.
(617) 928-1305) with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Jennifer B. Clark, Esq. (facsimile no.
(617) 338-2880); (y) the Administrative Agent: Fleet National Bank, One Federal Street, Boston, Massachusetts 02110, Attention: Ginger Stolzenthaler (facsimile no: (617) 346-4699).

                  (b) All payments to the Administrative Agent or the Senior Creditors required to be made hereunder shall be made to Administrative Agent for the account of the Senior Creditors at:

                            Fleet National Bank
                            One Federal Street
                            Boston, MA 02110
                            ABA No. 011500010
                            Account Name:  Agency Services Wire Clearing
                            G/L Account No. 150352-03156
                            Reference:  Health Retirement Properties Trust
                            Attention:  Martlyn Corelli


together with irrevocable instructions to Administrative Agent to apply such payment under this Agreement. The Administrative Agent may by written notice to the Borrower and the Subordinated Creditor specify or change its account and address for payment instructions hereunder.

                  7.4  No  Waivers;   Cumulative  Remedies;   Entire  Agreement;
Headings; Successors and Assigns; Counterparts; Severability. No action, failure, delay or omission by the Administrative Agent in exercising any rights and remedies under the Loan Agreement or any of the other Loan Documents, this Agreement or otherwise, shall constitute a waiver of, or impair, any of the rights or privileges of any Senior Creditor hereunder. No single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Such rights and remedies are cumulative and not exclusive of any rights and remedies provided by law or otherwise available. No waiver of any such right or remedy shall be effective unless given in writing by the Administrative Agent. No waiver of any such right or remedy shall be deemed a waiver of any other right or remedy hereunder or thereunder. Every right and remedy given by this Agreement or by applicable law to or for the benefit of any Senior Creditor may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent on behalf of such Senior Creditor. Except as expressly set forth herein, this Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement (including all covenants, representations, warranties, privileges, rights, and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by, the Administrative Agent on behalf of each Senior Creditor and its successors and assigns, except as otherwise expressly provided in this Agreement. The Subordinated Creditor may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of its rights or obligations and liabilities hereunder without the prior written consent of the Administrative Agent. Each Senior Creditor may grant participations in or otherwise sell or dispose of, any of its rights hereunder to the extent permitted by and in accordance with the provisions of the Loan Agreement. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

                  7.5 The obligations of the Subordinated Creditor and the Borrower under this Agreement shall survive the repayment of the Loan and the cancellation of the Notes and the termination of the other Loan Documents and the Senior Obligations, in the circumstances described in Section 5.3.

                  7.6 The Subordinated Creditor and the Borrower agree to execute and deliver such further documents and to do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  7.7 The subordination provisions contained herein are for the benefit of the Administrative Agent and the Senior Creditors and their respective successors and assigns as holders from time to time of Senior Obligations and may not be rescinded or cancelled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Administrative Agent.

                  7.8 The Borrower and Subordinated Creditor will cause each executed copy of the Advisory Agreement, any instrument or other writing evidencing any of the obligations arising thereunder and any amendment, modification or supplement thereto to bear a statement or legend to the effect that the Subordinated Obligations are subordinate and junior in right of payment to the Senior Obligations in the manner and to the extent herein set forth.

                  7.9 For purposes of this Agreement, Senior Obligations shall cease to be such, or the outstanding principal amount thereof shall be deemed reduced, only (i) upon actual receipt by the Subordinated Creditor of a notice from the holder or holders of such Senior Obligations or obligee or obligees with respect thereto terminating the constitution of such indebtedness, obligations and/or liabilities as senior obligations under this Agreement or reducing the amount of such indebtedness, obligations and/or liabilities so constituted or (ii) when the Senior Obligations have in fact been finally paid in full and the Loan Agreement and all other Loan Documents have been terminated in accordance with their terms and the Subordinated Creditor shall have received notice from the Administrative Agent of such fact. The Administrative Agent shall within seven Business Days following receipt of a written request therefor from the Subordinated Creditor confirm in writing to the Subordinated Creditor whether or not the Senior Obligations have ceased to be such, pursuant to clause
(ii) of the previous sentence. At the request of the Administrative Agent, the Subordinated Creditor will confirm in writing to any Senior Creditor that the indebtedness, obligations and/or liabilities held by such Senior Creditor and constituted as Senior Obligations hereunder are Senior Obligations. However, the failure or refusal of the Subordinated Creditor to issue any such confirmation shall not affect the status as Senior Obligations of any indebtedness, obligations and/or liabilities constituting Senior Obligations in accordance with the provisions of this Agreement.

                  7.10 (a) THE DECLARATION OF TRUST ESTABLISHING THE BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed and delivered as of the day and year first above written.

                                       HEALTH AND RETIREMENT
                                       PROPERTIES TRUST


                                       By:________________________
                                          Name:
                                          Title:

                                       REIT MANAGEMENT & RESEARCH,
                                       INC.


                                       By:________________________
                                          Name:
                                          Title:





                                       FLEET NATIONAL BANK,
                                       individually and as
                                       Administrative Agent on behalf
                                       of the Senior Creditors


                                       By:__________________________
                                          Name:
                                          Title:



Appointment  as Process Agent
hereby  acknowledged  as of the
day and year first above written.

SULLIVAN & WORCESTER LLP


By:__________________________
   Name:
   Title:

                                    EXHIBIT E

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT


                  This ASSIGNMENT AGREEMENT (this "Agreement") is entered into by and between the parties designated as Assignor ("Assignor") and Assignee ("Assignee") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "Schedule of Terms") and relates to that certain Loan Agreement described in the Schedule of Terms (said Loan Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Loan Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Assignment and Assumption.

                  (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "Settlement Date"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Loan Agreement and the other Loan Documents with respect to Assignor's Commitments and outstanding Loans, if any, which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Loan Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "Assigned Share").

                  (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

                  (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Commitments, the outstanding Loans and the Pro Rata Share corresponding to the Assigned Share.

                  (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Loan Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of the Borrower, Agent, Administrative Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

                  (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitments and any outstanding Loans shall have no effect on the Commitments, the outstanding Loans and the Pro Rata Share corresponding to the Assigned Share as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto, and (iii) from and after the Settlement Date, Agent shall make all payments under the Loan Agreement in respect of the Assigned Share (including all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) (A) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (B) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.

                  SECTION 2.  Certain Representations, Warranties and
Agreements.

                  (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

                  (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of the Borrower or any of its Subsidiaries to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower or any other Person liable for the payment of any obligations under the Loan Agreement, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or potential Event of Default.

                  (c) Assignee represents and warrants that it has experience and expertise in the making of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 10.4 of the Loan Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Loan Agreement (including all Exhibits and Schedules thereto).

                  (d) Assignee represents and warrants that it has received from Assignor such financial information regarding the Borrower and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of the Borrower and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                  (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                  SECTION 3.  Miscellaneous.

                  (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

                  (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

                  (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection
10.3 of the Loan Agreement.

                  (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  (h) This Agreement shall become effective upon the date (the "Effective Date") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the receipt of a written acknowledgment from the Borrower, Agent and Administrative Agent as evidence of their notice of the assignment and (iii) the receipt by Administrative Agent of the processing fee referred to in Section 10.4(d) of the Loan Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                  [Remainder of page intentionally left blank]

SCHEDULE OF TERMS

         1. Borrower: Health and Retirement Properties Trust

         2. Name and Date of Loan Agreement: Revolving Loan Agreement dated as of April 2, 1998 by and among Health and Retirement Properties Trust, the financial institutions listed therein as Lenders, Dresdner Kleinwort Benson North America LLC, as Agent, and Fleet National Bank, as Administrative Agent.

        3.  Amounts:
                                                                 Re: Loans

           (a)     Aggregate Commitments of all Lenders:           $--------
           (b)     Assigned Share/Pro Rata Share:                      _____%

           (c)     Amount of Assigned Share of Commitments:        $--------
           (d)     Amount of Assigned Share of Loans:              $________

        4. Settlement Date:   ____________, 199_

        5.  Payment Instructions:
        ASSIGNOR:                             ASSIGNEE:

        ----------------------------          ----------------------------
        ----------------------------          ----------------------------
        ----------------------------          ----------------------------
        Attention: -----------------          Attention: -----------------
        Reference: -----------------          Reference: -----------------

        6.                                    Notice Addresses:
        ASSIGNOR:                             ASSIGNEE:
        ----------------------------          ----------------------------
        ----------------------------          ----------------------------
        ----------------------------          ----------------------------
        ----------------------------          ----------------------------

         7. Signatures:

[NAME OF ASSIGNOR],                               [NAME OF ASSIGNEE],
as Assignor                                       as Assignee

By:                                               By:
Title:                                            Title:


Receipt of notice acknowledged by:
Receipt of notice acknowledged by:

HEALTH AND RETIREMENT                             DRESDNER KLEINWORT BENSON
PROPERTIES TRUST                                  NORTH AMERICA LLC, as Agent

By:                                               By:
Title:                                            Title:



Receipt of notice acknowledged by:
FLEET NATIONAL BANK, as
Administrative Agent


By:
Title:

                                   SCHEDULE 1

                              LENDERS' COMMITMENTS



LENDER                                                          COMMITMENT

Dresdner Kleinwort Benson                                       $  35,000,000

Fleet National Bank                                             $  35,000,000

Bank of Montreal                                                $  30,000,000

CIBC Inc.                                                       $  28,500,000

Credit Lyonnais                                                 $  28,500,000

First Union National Bank                                       $  28,500,000

Key Corporate Capital, Inc.                                     $  28,500,000

Societe Generale                                                $  28,500,000

The Sumitomo Bank, Limited                                      $  25,000,000

Abbey National Treasury Services plc                            $  24,000,000

Riggs Bank, N.A.                                                $  25,000,000

Via Banque                                                      $  24,000,000

The Bank of New York                                            $  21,000,000

Bank Hapoalim B.M.                                              $  20,000,000

Banque Nationale de Paris                                       $  20,000,000

DG Bank Deutsche Genossenschaftsbank,                           $  20,000,000
Cayman Island Branch

The Bank of Nova Scotia, New York Agency                        $  20,000,000

The Long-Term Credit Bank of Japan, Ltd.                        $  18,500,000

Bank of Ireland                                                 $  12,000,000

Comerica                                                        $  10,000,000

RZB - Finance LLC                                               $  10,000,000

Arab American Bank                                              $   8,000,000


                                                        Total   $ 500,000,000

                             CERTAIN LENDING OFFICES


Dresdner Bank AG
New York Branch and
   Grand Cayman Branch
75 Wall Street
New York, NY 10005-2889
Tel:  (212) 429 2201/2747
Fax: (212) 429 2129
Attn: Andrew Nesi/Birgit Anderson

Bank of Montreal
115 S. LaSalle Street, 13W
Chicago, IL 60603
Tel:  (312) 750 3466
Fax: (312) 750 4314
Attn: Heather Turf

Fleet National Bank
75 State Street
Boston, Massachusetts 02109
Tel:  (617) 346 1647
Fax:  (617) 346 4699
Attn: Ginger Stolzenthaler

CIBC Inc.
425 Lexington Avenue
8th Floor
New York, NY 10017
Tel: (212) 856 3547
Fax:(212) 856 3558
Attn: Judith Kirshner

First Union National Bank
One First Union Center
Charlotte, NC 28288-0735
Tel:  (704) 383 6237
Fax:  (704) 383 9144
Attn: Valerie Cline

Societe Generale
1221 Avenue of the Americas
New York, NY 10020
Tel:   (212) 278 6878
Fax:  (212) 278 7430
Attn: Sedare Coradin

Credit Lyonnais
1301 Avenue of the Americas
New York, NY 10019
Tel:  (212) 261 7344/7259
Fax:  (212) 261 3440
Attn: John Oberle/Christophe Choquart

Key Corporate Capital Inc.
127 Public Square
6th Floor
Cleveland, OH 44114
Tel:  (216) 689 3247
Fax: (216) 689 5970
Attn: Angela Mago

The Sumitomo Bank, Limited
450 Lexington Avenue
New York, New York 10017
Tel:  (212) 808 2325
Fax: (212) 818 0867
Attn: Brian M. Smith

Abbey National Treasury
  Services plc
Abbey House
Baker Street
London NW1 6XL
Tel:  (44) 171 486 0473
Fax:  (44) 171 612 4463
Attn: Richard Gambel

                                   SCH. 1 - 3

Riggs Bank N.A.
808 - 17th Street, N.W.
Washington, D.C. 20074-0650
Tel:  (202) 835 5043
Fax:  (202) 835 5977
Attn: Craig Havard

The Long-Term Credit Bank
   of Japan, Ltd.
165 Broadway
49th Floor
New York, NY 10006
Tel:  (212) 335 4477
Fax:  (212) 335 4524
Attn: Junichi Ebihara

Via Banque
10 rue Volney - BP 27
75061 PARIS Cedex 02
France
Tel:   (33 1) 49 26 29 13
Fax:  (33 1) 49 26 29 93
Attn: Christel Prot

The Bank of New York
1 Wall Street, 21st Floor
New York, NY 10286
Tel:  (212) 635 6820
Fax: (212) 635 7978
Attn: Walter C. Parelli

The Bank of Nova Scotia, New York
Agency
One Liberty Plaza
25th Floor
New York, NY 10006
Tel:  (212) 225 5176
Fax: (212) 225 5166
Attn: Christopher I.  Grant

Bank Hapoalim B.M.
1515 Market Street, Suite 200
Philadelphia, PA 19102
Tel: 215 665 2251
Fax: 215 665-2217
Attn: Ellen Frank

Banque Nationale de Paris
180 Montgomery Street
San Francisco, CA 94104
Tel:  (415) 956 0707
Fax: (415) 296 8954
Attn: Judith A.  Dowling

DG Bank
609 5th Avenue
New York, NY 10017-1021
Tel:  (212) 745 1586
Fax:  (212) 745 1556
Attn: Linda J. O'Connell


                                   SCH. 1 - 4

Bank of Ireland
LA Touche House
Tel: 353 1 609 3477
Fax: 353 1 829 0129
Attn: R. H. Wyer

I. B. F. C.
Dublin 1, Ireland

Arab American Bank
40 East 52nd Street
New York, NY 10022
Tel: (212) 326 8175
fax: (212) 755-6944
Attn: Nicolas A. Kanaris

RZB - Finance LLC
1133 Avenue of the Americas - 16th Fl.
New York, New York 10036
Tel: 212 845 4130
Fax: 212 944 2093
Attn: John Valiska

Comerica Bank
500 Woodward Ave.
MO 3256
Detroit, MI 48226
Tel: 313 222 5717
Fax: 313 222-9295
Attn: Scott M. Helmer



                                   SCH. 1 - 5

                                   SCHEDULE 2

                              PERMITTED EXCEPTIONS


1. Liens of landlords, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith; provided that, in each case, any such Lien is not reasonably likely to cause a MAC; and provided further that, in the case of any Liens being so contested, (v) the amount secured thereby is not material in relation to the Allowed Value of the affected Property or Mortgage Interest, (w) such Property or any interest therein would not be in any danger of being sold, forfeited or lost by reason of such contest;
     (y) no insurance coverage required to be maintained pursuant to this Agreement shall be cancelled or jeopardized as a result of the contest; and
     (z) if required by Agent, Borrower shall have furnished to Agent a bond, or other security satisfactory to Agent, to protect Lenders from any liability to which it may be exposed as a result of such contest.

2. In the case of a Property, all Leases for such Property and the rights of the Tenants under such Leases and any Credit Support Agreements relating to such Leases.

3. In the case of a Mortgaged Property, the Mortgaged Interest Agreements for such Mortgaged Property and any Credit Support Agreements relating thereto.

4. Liens for taxes, assessments, water rates, sewer or other governmental charges or claims, the payment of which is not, at the time, due.

5. Easements, rights-of-way, rights of access, encroachments upon or by any Property, in respect of which affirmative insurance, without payment of additional premiums, has been provided by a reputable title insurance company.

6. Easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances that, in respect of any Property, could not reasonably be likely to result in a MAC.

7. Liens resulting from equipment financings or similar security arrangements entered into by a Tenant.


                                   SCH. 2 - 1

                                   SCHEDULE 3

                 AMOUNTS OWED UNDER THE EXISTING LOAN AGREEMENT



       [Name of Lender]

       1.      Aggregate principal amount of Existing
               Loans outstanding on the Effective Date          $__________


       2.      Aggregate interest accrued (whether
               or not due and payable) on the Effective Date    $__________

       3.      Aggregate commitment fee accrued (whether
               or not due and payable) on the Effective Date    $__________



                                   SCH. 3 - 1


                                   SCHEDULE 4

                             BORROWER'S SUBSIDIARIES



                 % Owned
                   Name of                     Jurisdiction of          Shares              Shares          Directly or
                  Subsidiary                    Incorporation          Authorized         Outstanding       Indirectly

         1.  Church Creek                     Massachusetts              200,000              100             100%
             Corporation                                                  common
                                                                           stock
                                                                      ($0.01 par
                                                                          value)


         2.  Health and                       Delaware                     3,000              100             100%
             Retirement                                                   common
             Properties                                                    stock
             International,                                           ($0.01 par
             Inc.                                                         value)


         3.  Causeway Holdings Inc.           Massachusetts              200,000              100             100%
                                                                          Common
                                                                           Stock
                                                                      ($0.01 par
                                                                          value)

         4.  SJO Corporation                  Massachusetts              200,000              100             100%
                                                                          Common
                                                                           Stock
                                                                      ($0.01 par
                                                                          value)

         5. Hub Properties                    Maryland              200,000,000 1           1,000             100%
            Trust                                              ($0.01 par value)

--------
       1
                100,000,000 common shares
                100,000,000 preferred shares


                                   SCH. 4 - 1


         6. Hub Acquisition                   Maryland               10,000,000 2           1,000           100%
            Trust                                              ($0.01 par value)

         7. Hub LA Properties                 Maryland               10,000,000 2           1,000           100%
            Trust                                              ($0.01 par value)

         8. Hub RI Properties                 Maryland               10,000,000 2           1,000           100%
            Trust                                              ($0.01 par value)

         9. Hub Woodmont                      Maryland                10,000,000
            Investment Trust                                       common shares              100           100%
                                                               ($0.01 par value)

        10. Hub Realty Funding,               Delaware                     1,000                1           100%
             Inc.                                                  common shares
                                                               ($0.01 par value)

        11. Hub Management,                   Delaware                     1,000            1,000           100%
             Inc.                                                  common shares
                                                               ($0.01 par value)

        12. Hub Realty College                Delaware                     1,000                1           100%
             Park, Inc.                                            common shares
                                                               ($0.01 par value)

        13. Hub Realty Kansas                 Delaware                     1,000                1           100%
             City, Inc.                                            common shares
                                                               ($0.01 par value)

        14. Hub Realty Golden,                Delaware                     1,000                1           100%
             Inc.                                                  common shares
                                                               ($0.01 par value)
--------
       2        5,000,000 common shares
                4,000,000 preferred shares
                1,000,000 excess shares


                                   SCH. 4 - 2




        15. Hub Realty College                Maryland                       N/A              N/A           100%
             Park I, LLC

        16. Hub LA Limited                    Delaware                       N/A              N/A            99%
             Partnership

        17. Hub Realty Buffalo,               Delaware                     1,000                1           100%
             Inc.3                                                 common shares
                                                               ($0.01 par value)

        18. EPA Golden, L.P.                  Delaware                       N/A              N/A            99%

        19. Hub Realty Richland,              Delaware                     3,000                1           100%
               Inc.3                                               common shares
                                                               ($0.01 par value)

        20. Hub Woodmont LLC                  Delaware                       N/A              N/A            99%

        21. Indemnity Collection              Delaware                     3,000              100           100%
            Corporation                                            common shares
                                                              ($0.01 par value)



--------
       3
                Obligor, as of Closing Date, of Government Property
                Assumed Indebtedness.


                                   SCH. 4 - 3

                                   SCHEDULE 5

                       CALCULATION OF THE MANDATORY LIQUID
                          ASSET COSTS FOR ANY GBP LOANS



(a) The Mandatory Liquid Asset Costs for a Loan if denominated in GBP for each Interest Period for that Loan is calculated in accordance with the following formula:

                        BY + L(Y-X) + S(Y-Z)% PER ANNUM
                                 100 - (B+S)

     where on the day of the application of the formula:

     B is the percentage of Agent's eligible liabilities which the Bank of England then requires Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

     Y is the rate at which GBP deposits are offered by Agent to leading banks in the London interbank market at or about 11.00 A.M. on that day for the relevant period;

     L is the percentage of eligible liabilities which (as a result of the requirements of the Bank of England) Agent maintains as secured money with members of the London Discount Market Association or in certain marketable or callable securities approved by the Bank of England, which percentage shall (in the absence of evidence that any other figure is appropriate) be conclusively presumed to be 5 per cent.;

     X is the rate at which secured GBP deposits may be placed by Agent with members of the London Discount Market Association at or about 11.00 A.M. on that day for the relevant period or, if greater, the rate at which GBP bills of exchange (of a tenor equal to the duration of the relevant period) eligible for rediscounting at the Bank of England can be discounted in the London Discount Market at or about 11.00 A.M. on that day;

     S is the percentage for Agent's eligible liabilities which the Bank of England requires Agent to place as a special deposit; and

     Z is the interest rate per annum allowed by the Bank of England on special deposits.

                                    SCH. 5-1

     (b)  For the purposes of this Schedule:

          (i) "eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England; and

          (ii) "relevant period" in relation to each Interest Period means:

          (A)  if it is 3 months or less, that Interest Period, or

          (B)  if it is more than 3 months, 3 months.

     (c) In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages, e.g. if B=0.5% and Y = 15%, BY is calculated as 0.5 x 15.

     (d) The formula is applied on the first day of each relevant period. Each amount is rounded up to the nearest one-sixteenth of one per cent.

     (e) If Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, Agent (after consultation with the Lenders) shall notify Borrower of the manner in which the Mandatory Liquid Asset Costs for such Loans will subsequently be calculated. The manner of calculation so notified by Agent shall, in the absence of manifest error, be binding on Borrower.


                                   SCH. 5 - 2

                                   SCHEDULE 6

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                         PROPERTIES CURRENTLY IN DEFAULT


                                      None.


                                   SCH. 6 - 1